                                            File Nos. 33-23458, 811-5627
                                            Filed under Rule 497(c)

                           Prospectus

      GOLDENSELECT GENESIS I AND GOLDENSELECT GENESIS FLEX
        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                            issued by

             GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               AND
                       SEPARATE ACCOUNT A


                     YOUR POLICY
                          o is an individual or group flexible
[left col. boxed]           premium variable life insurance policy;
Consider carefully        o may be classified as a "life
the policy charges,         insurance" contract (usually,
deductions, and             Genesis Flex) or as a "modified endowment
refunds beginning           contract" (usually, Genesis I) under
on page 30 in               federal income tax laws, depending on your
this prospectus.            premium payments;
                          o is available on a single life basis
                            or a joint and last survivor
You should read             ("survivorship") basis;
this prospectus and       o is issued by Golden American Life
keep it for future          Insurance Company; and
reference.  A             o is returnable by you during the free
prospectus for each         look period if you are not satisfied.
underlying fund
portfolio must       YOUR POLICY PREMIUM PAYMENTS
accompany and             o are flexible, so the premium amount
should be read              and frequency may vary;
together with this        o are divided between variable
prospectus.                 investment divisions and the fixed
                            account, based on your instructions;
                          o are invested into shares of the
This policy is not          underlying investment portfolios under
available in all            each division; and
jurisdictions.            o can be invested in up to twenty-two
This policy is not          divisions, as well as the fixed account,
offered in any              at any time.
jurisdiction where
this type of         YOUR INVESTMENT VALUE
offering is not           o is the sum of your holdings in the
legal.  Depending           variable divisions and the fixed
on the state where          account;
it is issued,             o has no guaranteed minimum cash
policy features may         value under the variable divisions.
vary. You should            The value varies with the value of
rely only on the            the matching mutual fund portfolio;
information               o has a minimum guaranteed rate of
contained in this           return if you have amounts in the
prospectus.  We             fixed account; and
have not authorized       o is subject to various expenses and
anyone to provide           charges, including deferred sales
you with                    charges;
information that is
different.           DEATH PROCEEDS
                          o are paid if your policy is still in
                            force at the death of the insured
Replacing your              person(s) (second to die for
existing life               survivorship policies);
insurance policy(s)       o are equal to the death benefit
with this policy            minus outstanding policy loans,
may not be                  accrued loan interest and unpaid
beneficial to you.          charges incurred before the death
                            of the insured person(s);
                          o for Genesis I policies, are
                            calculated under your choice of
                            options;
                          o Option I- your policy's face amount
                          o Option II (for Genesis I policies
                            only)- your policy's face amount
                            plus the Option II death benefit
                            adjustment; and
                          o are generally not federally income
                            taxed if your policy continues to
                            meet the federal income tax
                            definition of life insurance.




NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED
THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE
OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

                           MAY 1, 1999

ISSUED BY:  Golden American Life          UNDERWRITTEN BY:  Directed Services, Inc.
            Insurance Company
            1475 Dunwoody Drive
            West Chester, PA  19380

THROUGH ITS:    Separate Account A


ADMINISTERED BY:    Customer Service Center
                    P.O. Box 2700
                    West Chester, PA  19380-2700
                    (800) 366-0066

TABLE OF CONTENTS

INDEX OF SPECIAL TERMS                                        1
POLICY SUMMARY                                                2
 YOUR POLICY                                                  2
 FREE LOOK PERIOD OR RIGHT TO EXAMINE POLICY                  2
 YOUR POLICY PREMIUMS                                         2
  ALLOCATION OF PREMIUMS                                      2
 VARIABLE DIVISIONS                                           3
 POLICY VALUES                                                3
  HOW THE INVESTMENT VALUE VARIES                             3
 ALLOCATION CHANGES                                           4
 SPECIAL POLICY FEATURES                                      4
  ADDITIONAL BENEFITS                                         4
  DOLLAR COST AVERAGING                                       4
  LOANS                                                       4
  PARTIAL WITHDRAWALS                                         4
 POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES   4
  FREE LOOK PERIOD OR RIGHT TO EXAMINE POLICY                 4
  RIGHT TO CONVERT POLICY                                     4
  SURRENDER                                                   4
  LAPSE                                                       5
  REINSTATEMENT                                               5
 DEATH BENEFITS                                               5
 CHARGES AND DEDUCTIONS                                       5
  CHARGES DEDUCTED FROM YOUR INVESTMENT VALUE                 5
 TAX CONSIDERATIONS                                           6
INFORMATION ABOUT GOLDEN AMERICAN, THE VARIABLE ACCOUNT, THE
INVESTMENT OPTIONS AND THE FIXED ACCOUNT                      7
 GOLDEN AMERICAN LIFE INSURANCE COMPANY                       7
 YEAR 2000 PREPAREDNESS                                       7
 SEPARATE ACCOUNT A                                           8
  VARIABLE ACCOUNT STRUCTURE                                  8
  ORDER OF VARIABLE ACCOUNT LIABILITIES                       8
  VARIABLE DIVISIONS                                          8
  INVESTMENT PORTFOLIOS                                       8
 OBJECTIVES OF THE INVESTMENT PORTFOLIOS                      9
 THE FIXED ACCOUNT                                           10
 MAXIMUM NUMBER OF INVESTMENT DIVISIONS                      11
DETAILED INFORMATION ABOUT THE GOLDENSELECT GENESIS I AND GENESIS
FLEX VARIABLE LIFE INSURANCE POLICIES                        11
 APPLYING FOR A POLICY                                       11
 PREMIUMS                                                    12
  ALLOCATION OF PREMIUM PAYMENTS                             13
  LIFE INSURANCE PREMIUM PAYMENT TEST (GENESIS FLEX)         13
  MODIFIED ENDOWMENT CONTRACTS (GENESIS I)                   13
 MAKING ADDITIONAL PREMIUM PAYMENTS                          14
  PLANNED PREMIUMS (GENESIS FLEX ONLY)                       14
  UNPLANNED PREMIUMS                                         14
  ADDITIONAL PREMIUM ALLOCATION                              14
 PREMIUM PAYMENTS AFFECT YOUR COVERAGE                       14
 DEATH BENEFITS                                              15
  FACE AMOUNT                                                15
  DEATH BENEFIT OPTIONS                                      15
  VARIABLE INSURANCE AMOUNT                                  16
  CHANGES IN DEATH BENEFIT OPTION (GENESIS I ONLY)           16

  CHANGES IN DEATH BENEFIT AMOUNTS                           17
  GUARANTEE PERIOD                                           17
 BENEFITS AT MATURITY                                        18
 POLICY VALUES                                               18
  INVESTMENT VALUE                                           18
  CASH SURRENDER VALUE                                       18
  INVESTMENT VALUE IN EACH DIVISION OF ACCOUNT A             18
  TABULAR VALUE                                              19
  INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE              19
  HOW WE DETERMINE THE EXPERIENCE FACTOR                     19
  NET RATE OF RETURN FOR ACCOUNT A                           20
 ALLOCATION CHANGES                                          20
  EXCESSIVE TRADING                                          20
  FIXED ACCOUNT TRANSFERS                                    20
 DOLLAR COST AVERAGING                                       21
  CHANGING DOLLAR COST AVERAGING                             21
  WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE                21
 POLICY LOANS                                                22
  LOAN REPAYMENT                                             22
  LOANS AND YOUR BENEFITS                                    23
 PARTIAL WITHDRAWALS                                         23
  PARTIAL WITHDRAWAL MECHANICS                               23
  ACCELERATED RECOVERY OF DEFERRED CHARGES                   23
  EFFECT OF A PARTIAL WITHDRAWAL ON THE INVESTMENT VALUE AND
  DEATH BENEFIT                                              24
  EFFECT OF A PARTIAL WITHDRAWAL ON GUARANTEED BENEFITS      24
 RIGHT TO CONVERT POLICY                                     24
 LAPSE                                                       25
  IF THE GUARANTEE PERIOD IS NOT IN EFFECT                   25
  IF THE GUARANTEE PERIOD IS IN EFFECT                       25
  GRACE PERIOD                                               25
 REINSTATEMENT                                               26
 SURRENDER                                                   26
 GENERAL POLICY PROVISIONS                                   26
  FREE LOOK PERIOD OR RIGHT TO EXAMINE POLICY                26
  YOUR POLICY                                                27
  ATTAINED AGE                                               27
  OWNERSHIP                                                  27
  BENEFICIARY                                                27
  COLLATERAL ASSIGNMENT                                      27
  INCONTESTABILITY                                           27
  MISSTATEMENTS OF AGE OR GENDER                             28
  SUICIDE                                                    28
  ESTABLISHING SURVIVORSHIP -- SURVIVORSHIP POLICIES ONLY    29
  PAYMENT                                                    29
  NOTIFICATION AND CLAIMS PROCEDURES                         29
  NON-PARTICIPATING                                          29
  DISTRIBUTION OF THE POLICIES                               29
  SETTLEMENT PROVISIONS                                      30
  PAYMENT WHEN NAMED PERSON DIES                             30
 ADMINISTRATIVE INFORMATION ABOUT THE POLICY                 31
  VOTING PRIVILEGES                                          31
  MATERIAL CONFLICTS                                         31
  RIGHT TO CHANGE OPERATIONS                                 32
  REPORTS TO OWNERS                                          32
CHARGES, DEDUCTIONS AND REFUNDS                              32

 DEDUCTIONS FROM INVESTMENT VALUE                            30
  SALES CHARGE                                               30
  TAX CHARGES                                                30
  CORPORATE TAX CHARGE                                       31
  ISSUE CHARGES                                              31
 DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT                  32
  MORTALITY AND EXPENSE RISK CHARGE                          32
  GUARANTEED ISSUE                                           32
  CHARGES FOR ADDITIONAL BENEFITS                            32
  CHANGES IN MONTHLY CHARGES                                 32
 POLICY TRANSACTION FEES                                     32
  PARTIAL WITHDRAWAL                                         33
  ALLOCATION CHANGES                                         33
 FEES AND EXPENSES OF THE PORTFOLIOS                         33
  PORTFOLIO ANNUAL EXPENSES                                  34
 GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS     35
 OTHER CHARGES                                               35
TAX CONSIDERATIONS                                           36
 GENESIS FLEX AND GENESIS I                                  36
 TAX STATUS OF THE POLICY                                    36
 DIVERSIFICATION REQUIREMENTS                                36
 TAX TREATMENT OF POLICY BENEFITS                            37
 MODIFIED ENDOWMENT CONTRACTS                                37
 MULTIPLE POLICIES                                           37
 DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
 CONTRACTS                                                   37
 DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE
 NOT MODIFIED ENDOWMENT CONTRACTS                            37
 INVESTMENT IN THE POLICY                                    38
 POLICY LOANS                                                38
 SECTION 1035 EXCHANGES                                      38
 TAX-EXEMPT POLICY OWNERS                                    38
 CHANGES TO COMPLY WITH THE LAW                              38
 OTHER                                                       38
 POSSIBLE TAX LAW CHANGES                                    39
 OUR INCOME TAXES                                            39
ILLUSTRATIONS                                                39
ADDITIONAL INFORMATION                                       47
 DIRECTORS AND OFFICERS                                      47
 REINSURANCE                                                 48
 ADDITIONAL INFORMATION                                      48
 STATE REGULATION                                            48
 LEGAL MATTERS                                               48
 LEGAL PROCEEDINGS                                           48
 EXPERTS                                                     49
 REGISTRATION STATEMENT                                      49
FINANCIAL STATEMENTS                                         50
APPENDIX A                                                   A-1

INDEX OF SPECIAL TERMS

The following special terms are used in this prospectus. We explain each term on the page(s) listed in the body of this prospectus and in the summary, if applicable:

     Account A...................................   7
     Attained Age................................  25
     Cash Surrender Value........................  16
     Customer Service Center..................... Cover
     Debt........................................  20
     Face Amount.................................  13
     Free Look Period............................  24
     Guarantee Period............................  15
     Insured..................................... 4, 15, 24
     Investment Date.............................  10
     Investment Results.......................... 15, 16, 32
     Investment Value............................ Cover, 3, 16
     Issue Age...................................  11
     Issue Date.................................. 19, 26, 31
     Joint Insured...............................  26
     Life Insurance Premium Payment Test......... 12, 36
     Maturity Date............................... 13, 16
     Net Amount at Risk..........................  31
     Net Rate of Return.......................... 17, 18
     Net Single Premium Factor...................  A-1
     Option I Death Benefit...................... 13, 14, 15
     Option II Death Benefit..................... 14, 15
     Option II Death Benefit Adjustment.......... 14, 15
     Option II Guaranteed Death Benefit.......... 14, 15
     Policy Anniversary.......................... 14, 16, 18, 21, 27, 32, 33
     Policy Date.................................  11
     Policyowner................................. 18, 26
     Processing Dates............................  11
     Processing Period...........................  31
     Tabular Net Amount at Risk.................. 5, 32
     Tabular Value...............................  17
     Valuation Date..............................  10
     Valuation Period............................ 14, 16
     Variable Insurance Amount................... 12, 14, 17, 22

POLICY SUMMARY

[two-column format]
THIS SUMMARY HIGHLIGHTS SOME OF THE IMPORTANT POINTS ABOUT YOUR POLICY. THE POLICY IS MORE FULLY DESCRIBED IN THE ATTACHED, COMPLETE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY. "WE," "US," "OUR," "GOLDEN AMERICAN" AND THE "COMPANY" REFER TO GOLDEN AMERICAN LIFE INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE POLICY OWNER. THE OWNER IS THE INDIVIDUAL, ENTITY, PARTNERSHIP, REPRESENTATIVE OR PARTY WHO MAY EXERCISE ALL RIGHTS OVER THE POLICY AND RECEIVE THE POLICY BENEFITS DURING THE LIFE OF THE INSURED PERSON(S).

ANY STATE VARIATIONS ARE COVERED IN A SPECIAL POLICY FORM FOR USE
IN THAT STATE.  THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF
THE POLICY.  YOUR ACTUAL POLICY AND ANY RIDERS ARE THE
CONTROLLING DOCUMENTS.  IF YOU WOULD LIKE TO REVIEW A COPY OF THE
POLICY AND RIDERS, CONTACT OUR CUSTOMER SERVICE CENTER.


YOUR POLICY

Your policy provides life insurance protection on the insured person(s). The policy includes the basic policy, any applications, and any riders or endorsements. As long as the policy remains in force, we pay a death benefit on the death of the insured person (under a survivorship policy, the second insured to die). While your policy is in force, you may access your policy value by taking loans or partial withdrawals. You may also surrender your value for its cash surrender value. When the insured person (or, for a survivorship policy, the younger insured person) turns age 100, we will pay you the cash surrender value of the policy, and coverage will end. SEE BENEFITS AT MATURITY, PAGE 16.

Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and the policy's long-term investment potential and risks before purchasing a policy.


FREE LOOK PERIOD OR RIGHT TO EXAMINE POLICY

You have the right to examine your policy and return it for a refund of premiums paid if you are not satisfied for any reason.
The policy is then void.  SEE FREE LOOK PERIOD OR RIGHT TO
EXAMINE POLICY, PAGE 24.


YOUR POLICY PREMIUMS

The policies are flexible premium policies because the amount and frequency of the payments you make (premiums) may vary, within limits. You must make premium payments:
  o necessary to keep your policy in force;
  o necessary to continue certain benefits; and
  o for us to issue your policy.

The minimum premium under Genesis I is $25,000 ($15,000 for 1035 exchanges). The minimum planned annual premium for Genesis Flex is $5,000. Depending on your choices, it may not be enough to maintain your guarantee period, or to keep your policy in force. The amount of premium you pay affects the length of time your policy stays in force. SEE PREMIUMS, PAGE 11.

ALLOCATION OF PREMIUMS

During the free look period, we allocate your premium payments to the Liquid Asset Division. Thereafter, we allocate your investment value based on your investment instructions. You may allocate the premiums among one or more variable divisions, the fixed account, or both. We allocate your initial premium for you after we:
  o receive your initial premium;
  o approve your policy application; and
  o have the information we require.

You may not invest in more than twenty-two investment divisions, and the fixed account, at any time.

You need to divide your investment choices so that the percentages are in whole numbers equaling 100%. SEE ALLOCATION
OF PREMIUM PAYMENTS, PAGE 12.


VARIABLE DIVISIONS

Keep in mind that any amount you direct into the fixed account earns a minimum fixed interest rate set by us. But if you direct an amount into any variable division, it will be invested in one or more of the following investment portfolios, and depending on market conditions, you may make or lose money. The investment portfolios of the variable divisions are described in the prospectuses for the underlying investment portfolios. SEE OBJECTIVES OF THE INVESTMENT PORTFOLIOS, PAGE 8.

The All-Growth and the Growth Opportunities Series are closed to premium payments and transfer allocations on and after May 1, 1999.

Each investment portfolio has its own investment objective.

GCG TRUST
  Liquid Asset Series
  Limited Maturity Bond Series
  Global Fixed Income Series
  Total Return Series
  Equity Income Series
  Fully Managed Series
  Rising Dividends Series
  Growth & Income Series
  Growth Series
  Value Equity Series
  Research Series
  Mid-Cap Growth Series
  All-Growth Series
  Growth Opportunities Series
  Strategic Equity Series
  Capital Appreciation Series
  Small Cap Series
  Real Estate Series
  Hard Assets Series
  Managed Global Series
  Developing World Series
  Emerging Markets Series


PIMCO TRUST
  PIMCO High Yield Bond Portfolio
  PIMCO StocksPLUS Growth and Income
    Portfolio

SEE OBJECTIVES OF THE INVESTMENT PORTFOLIOS, PAGE 8.

GOLDEN AMERICAN FIXED ACCOUNT


POLICY VALUES

Your investment value is the amount you have in the fixed account and the amount you have in the variable divisions. Your investment value reflects:
  o premiums;
  o deductions for charges;
  o the investment performance of the amounts you have in the variable divisions;
  o interest earned on amounts you have in the fixed account;
    and
  o interest earned and charged on amounts you have in the general account as security for policy loans.

We subtract charges and partial withdrawals you take from your investment value. You make a partial withdrawal when you withdraw part of your cash surrender value. Partial withdrawals may trigger immediate assessment of remaining deferred sales charges.

Your cash surrender value is equal to your investment value minus any unrecovered deferred sales charges and any policy charges incurred but not yet deducted, plus any accrued general account loan interest credited.

HOW THE INVESTMENT VALUE VARIES

Your policy's investment value varies each day based on its investment results. You bear the risk of poor investment performance and you receive the benefits from favorable investment performance. SEE OBJECTIVES OF THE INVESTMENT
PORTFOLIOS, PAGE 8.


ALLOCATION CHANGES

After the free look period, you may make up to twelve free transfers among the variable divisions or to the fixed account per policy year.

We reserve the right to charge $25 for each transfer over twelve you make in a policy year. This charge does not apply to any dollar cost averaging transfers-they are free. There are restrictions on transfers to or from the fixed account. SEE
ALLOCATION CHANGES, PAGE 18.


SPECIAL POLICY FEATURES

ADDITIONAL BENEFITS

You may attach additional benefits to your policy by rider. A rider adds benefits to your policy. We deduct a monthly charge from your investment value for these benefits.

DOLLAR COST AVERAGING

You may choose to have dollar cost averaging on your policy.
Dollar cost averaging is a systematic plan of transferring investment values to selected investment divisions. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 19.

LOANS

You may take loans against 90% of your policy's cash surrender value. The cash surrender value is your investment value minus any unrecovered deferred sales charges, plus any accrued general account loan interest credited, minus any policy charges incurred but not yet deducted. We charge an annual loan interest rate of 5%. We credit a guaranteed annual interest rate of at least 4.0% on amounts held in the general account, or 5% on values securing preferred loans. SEE POLICY LOANS, PAGE 20.

PARTIAL WITHDRAWALS

You may withdraw part of your investment value any time after your first policy year. You may make up to four partial withdrawals per policy year without charge. Partial withdrawals may reduce the death benefit, and above a certain amount, may be subject to accelerated recovery of deferred loading. SEE PARTIAL WITHDRAWALS, PAGE 21.


POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES

FREE LOOK PERIOD OR RIGHT TO EXAMINE POLICY

You have the right to examine your policy and return it for a refund if you are not satisfied for any reason during the free look period. SEE FREE LOOK PERIOD OR RIGHT TO EXAMINE POLICY,
PAGE 24.

RIGHT TO CONVERT POLICY

For 24 months after the policy date you can convert your policy to a guaranteed policy, unless state law requires differently.
SEE RIGHT TO CONVERT POLICY, PAGE 22.

SURRENDER

You may surrender your policy for its cash surrender value at any time while the insured person(s) is/are living.

We calculate your cash surrender value on the valuation date we receive your request and policy at our customer service center.
All insurance coverage ends on that date.  SEE SURRENDER, PAGE 24.

LAPSE

In general, insurance coverage continues as long as your policy's cash surrender value is enough to pay the monthly deductions. We guarantee that your policy will not lapse during the guarantee period, if you meet the conditions to maintain the guarantee period. SEE LAPSE, PAGE 22.

REINSTATEMENT

You may reinstate your policy and its riders within three years of its lapse if you have not surrendered the policy and the insured person(s) is/are still living.

You will need to give proof that the insured person(s) continue(s) to be insurable. You will need to pay required reinstatement premiums.

We will reinstate any policy loans existing when coverage ended, with accrued loan interest to the date of the lapse. SEE
REINSTATEMENT, PAGE 23.


DEATH BENEFITS

At the death of the insured person (under survivorship policies, the second insured to die), we pay death proceeds to the beneficiary if your policy is still in force. The beneficiary(ies) is (are) the person or people you name to receive the death proceeds. The death proceeds equal the death benefit payable under your death benefit option, minus the amount of your outstanding policy loans and accrued loan interest, and any accrued but unpaid policy charges. SEE DEATH BENEFITS, PAGE 13.

Under Genesis I, after your first policy year, you may change your death benefit option once every three policy years. You may change your face amount while your policy is in force, subject to certain restrictions. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 15.

CHARGES AND DEDUCTIONS

CHARGES DEDUCTED FROM YOUR INVESTMENT VALUE

We periodically deduct charges from your investment value to cover the services provided, expenses incurred and risks assumed in connection with the policies.

Deferred Loading. We deduct a sales load equal to 6.0% of each premium. We deduct this sales load in equal installments over a six-year period (a deduction of 1.0% of premium per year).

Insurance Based Charges

Premium Taxes. Your premium incurs a charge for premium or other state and local taxes when we receive it. For Genesis I policies we deduct a premium tax charge equal to 2.40% of premium. This premium tax charge is designed to approximate the average premium tax that we expect to pay. Currently, the premium tax charge is deferred and will be deducted in equal annual installments over a six year period (a deduction of 0.40% per year). For Genesis Flex Policies, the amounts we deduct depend on the state of residence of the insured(s). These charges are expressed as a percentage of premium and can range from 2.0% to 4.0%. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 30.

Corporate Tax Charge. We reserve the right to deduct a corporate tax charge equal to 1.38% of each premium payment. When assessed, the charge will be deducted in equal installments over a six year period from the date we receive and accept each premium payment.

Issue Charges

Per Policy Charge. We charge $200 for policies written on a single life basis and $300 for policies written on a survivorship basis. We currently waive this charge for the Genesis I policy.

Deferred Face Amount Charge. We charge an amount per $1,000 of initial face amount and any increases in face amount deducted in equal installments over a six year period following receipt of the initial premium or increase in face amount. This charge will vary based on the attained age and sex of the insured (the younger insured for survivorship policies) and the policy chosen and will never exceed a maximum of $12 per $1,000 of face amount. A portion of this charge will be considered to be an additional sales load.

Mortality Charges

Mortality Cost. We deduct an amount per $1,000 of net amount at risk. The amount is based on each insured's sex, attained age and underwriting class.

Minimum Death Benefit Guarantee Charge. We deduct an amount per $1,000 of tabular net amount at risk. The amount is based on the attained age of the insured (the younger insured for survivorship policies). The charge will never exceed $0.15 per $1,000 of face amount per quarter.

Transaction and Other Charges

Annual Administrative Charge. Currently we impose an annual administrative charge of $40. We guarantee the charge will never exceed $80 per policy year. If total premiums paid equal
$100,000 or more, or if the investment value is at least $100,000 at the time the charge is due, the charge will be zero.

Loan Interest Charge. On each policy anniversary, we calculate the loan interest charge and deduct it from the investment value.
This charge is 5.0% annually (accrued daily) of the outstanding loans.

Excess Allocation Charge. We currently allow unlimited allocation changes without charge but reserve the right to charge
$25 for each allocation change in excess of twelve in a policy year. We also reserve the right to limit allocation changes.

Partial Withdrawal Charge. If you take more than four partial withdrawals per policy year, we may impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each additional partial withdrawal. We do not currently impose this charge.

Deductions from Divisions of Account A

Mortality and Expense Risk Charge. We deduct from each division of Account A, a daily asset based charge equivalent to an annual rate of 0.90%.

Asset Based Administrative Charge. We deduct from each division of Account A, a daily asset based charge equivalent to an annual rate of 0.10%.

Portfolio Expenses

There are fees and expenses deducted from each portfolio. SEE FEES AND EXPENSES OF THE PORTFOLIOS, PAGE 33. The investment performance of the portfolios and expenses and deductions of certain charges from the GCG Trust and the PIMCO Trust will affect your investment value. Please read the Trusts' prospectuses for details. SEE FEES AND EXPENSES FROM THE PORTFOLIOS, PAGE 33.


TAX CONSIDERATIONS

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract as defined in the Internal Revenue Code. We believe the policies will qualify as life insurance contracts. However, there is some uncertainty as to policies insuring two individuals, and policies issued on a substandard basis. SEE TAX STATUS OF THE POLICY, PAGE 36.

Assuming the policies qualify as life insurance contracts, under current federal income tax law, your investment value earnings are generally not subject to income tax as long as they remain within your policy. However, depending on circumstances, the following events may cause taxable consequences for you:
  o partial withdrawals;
  o surrender;
  o lapse; or
  o an exchange of insured person.

In addition to the events listed above, if your policy is a modified endowment contract (usually, Genesis I), loans against or secured by the policy may cause a tax. A 10% penalty tax may be imposed on any distribution from a modified endowment contract, as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 12.


INFORMATION ABOUT GOLDEN AMERICAN, THE VARIABLE ACCOUNT, THE
INVESTMENT OPTIONS AND THE FIXED ACCOUNT


GOLDEN AMERICAN LIFE INSURANCE COMPANY


Golden American Life Insurance Company is a Delaware stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"). Equitable of Iowa is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company with approximately $461.8 billion in assets as of December 31, 1998. Golden American is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. In May 1996, Golden American established a subsidiary, First Golden American Life Insurance Company of New York ("First Golden"), which is authorized to do business in New York and Delaware. We offer variable annuities and variable life insurance. Administrative services for the Contract are provided at our customer service center, at the address shown on the cover. Golden American's consolidated financial statements appear in this prospectus.

Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa ("Equitable Life"), USG Annuity & Life Company, Locust Street Securities, Inc., Equitable American Insurance Company, Directed Services, Inc. ("DSI"), and Golden American. On October 24, 1997, ING acquired all interest in Equitable of Iowa and its subsidiaries including Golden American. DSI is the investment manager of the GCG Trust and the distributor of the Contracts, and other interests. Equitable of Iowa and another ING affiliate own ING Investment Management, LLC, an investment advisory firm who serves as portfolio manager to some Series of the GCG Trust. ING also owns Baring International Investment Limited, another portfolio manager of the GCG Trust.


YEAR 2000 PREPAREDNESS

Like other business organizations and individuals around the world, Golden American and its Separate Account A could be adversely affected if the computer systems doing the accounts processing or on which Golden American and/or Separate Account A relies do not properly process and calculate date-related information related to the end of the year 1999. This is commonly known as the Year 2000 (or Y2K) Problem. Golden American's operations could be adversely affected if significant customers, suppliers and other third parties, including underlying mutual funds, would be unable to transact business in the Year 2000 and thereafter as a result of the Year 2000 issue. Golden American has developed a plan to address the Year 2000 issue in a timely manner and is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by its and Separate Account A's major service providers. Management believes Golden American's systems are or will be substantially compliant by Year 2000. To mitigate the effect of outside influences and other dependencies relative to the Year 2000, Golden American has identified and contacted these third parties to obtain assurances that necessary steps are being taken to prepare for the Year 2000. Golden American will continue these communications and establish compliance checkpoints through the Year 2000 transition. Golden American is currently developing a contingency plan to address the content of third party compliance statements and any systems that may malfunction despite the testing being performed. The contingency plan is anticipated to be completed by June 30, 1999. At this time, however, we cannot guarantee that these steps will be sufficient to avoid any adverse impact on Golden American and Account A.


SEPARATE ACCOUNT A

VARIABLE ACCOUNT STRUCTURE

We established Separate Account A (the "variable account") on July 14, 1988 under Minnesota's insurance law. It now operates under Delaware law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the variable account or Golden American.

All obligations of Account A under a policy are general obligations of Golden American. The variable account is a separate investment account. It is used to support our variable life insurance policies, and for other purposes allowed by law and regulation. We keep the variable account assets separate from our general account and other separate accounts. We may offer other variable life insurance contracts that invest in the variable account. We do not discuss these contracts in this prospectus. The variable account may invest in other securities not available for the policy described in this prospectus. The general account has all of our assets other than those held in the variable account (variable divisions) or any other separate accounts.

Golden American owns all the assets in the variable account. We credit gains to or charge losses against the variable account without regard to performance of other investment accounts.

ORDER OF VARIABLE ACCOUNT LIABILITIES

State law provides that we may not charge general account liabilities against variable account assets equal to its reserves and other liabilities.

The variable account may have liabilities from assets credited to other variable life policies offered by the variable account. If the assets of variable account are greater than the required reserves and policy liabilities, we may transfer the excess to our general account.

VARIABLE DIVISIONS

The variable account has several divisions. Each division invests in shares of a matching investment portfolio. This means that the investment performance of a policy depends on the performance of the investment portfolios you choose. Each investment portfolio has an investment objective. These investment portfolios are not available directly to individual investors. They are only available as the underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.

INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. Currently, each division of Account A invests in a Series of the GCG Trust or the PIMCO
Trust.  DSI serves as the Manager to each Series of the GCG
Trust, and Pacific Investment Management Company ("PIMCO") serves as Manager to each Series of the PIMCO Trust. The GCG Trust and DSI have retained several portfolio managers to manage the assets of each Series of the GCG Trust. PIMCO manages the assets of each Series of the PIMCO Trust.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding."
Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants.

If there is a material conflict, the company will consider what should be done, including removing the investment portfolio from the variable account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.


OBJECTIVES OF THE INVESTMENT PORTFOLIOS

Each investment portfolio has a different investment objective that it tries to achieve by following its investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Some investment portfolio advisers (or their affiliates) may pay us compensation for administration, distribution or other expenses. Currently, these advisers include Pacific Investment
Management Company ("PIMCO"). The amount of compensation is usually based on assets of the investment portfolio from contracts that we issue (or administer).

The All-Growth and the Growth Opportunities Series are closed to premium payments and transfer allocations on and after May 1, 1999.

GCG TRUST

The GCG Trust is an open-end management investment company, more commonly called a mutual fund.

Trust Consolidation. Shares of Equi-Select Series Trust, an open-end management investment company, were formerly available for investment through the variable account divisions. Pursuant to an order which Golden American, First Golden and Equitable Life requested, and which the SEC granted, Golden American substituted shares of investment portfolios of the GCG Trust for shares of investment portfolios of the Equi-Select Series Trust. The Equi-Select Series Trust no longer exists, and its investment portfolios are no longer available for investment through the variable account divisions.

The following Divisions invest in designated Series of the GCG
Trust:

Liquid Asset Series-Seeks high level of current income consistent with the preservation of capital and liquidity. Invests primarily in obligations of the U.S. Government and its agencies and instrumentali-ties, bank obligations, commercial paper and short-term corporate debt securities. All securities will mature in less than one year.

Limited Maturity Bond Series-Seeks highest current income consistent with low risk to principal and liquidity. Also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. Invests primarily in diversified limited maturity debt securities with average maturity dates of five years or shorter and in no cases more than seven years.

Global Fixed Income Series-Seeks high total return. Invests primarily in high-grade fixed income securities, both foreign and domestic.

Total Return Series-Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Invests primarily in a combination of equity and fixed income securities.

Equity Income Series (formerly Multiple Allocation Series)-Seeks substantial dividend income as well as long-term growth of capital. Invests primarily in common stocks of well-established companies paying above-average dividends.

Fully Managed Series-Seeks, over the long term, a high total investment return consistent with the preservation of capital and with prudent investment risk. Invests primarily in the common stocks of established companies believed by the portfolio manager to have above-average potential for capital growth.

Rising Dividends Series-Seeks capital appreciation. A secondary objective is dividend income. Invests in equity securities that meet the following quality criteria: regular dividend increases; 35% of earnings reinvested annually; and a credit rating of "A" to "AAA".

Growth & Income Series-Seeks long-term total return. Invests primarily in common stocks of companies where the potential for change (earnings acceleration) is significant.

Growth Series (formerly Value + Growth Series)-Seeks capital appreciation. Invests primarily in common stocks of growth companies that have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

Value Equity Series-Seeks capital appreciation. Dividend income is a secondary objective. Invests primarily in common stocks of domestic and foreign issuers which meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

Research Series-Seeks long-term growth of capital and future income. Invests primarily in common stocks or securities convertible into common stocks of companies believed to have better than average prospects for long-term growth.

Mid-Cap Growth Series-Seeks long-term growth of capital. Invests primarily in equity securities of companies with medium market capitalization which the portfolio manager believes have above-average growth potential.

All-Growth Series-Seeks capital appreciation. Invests primarily in growth securities of middle-range capitalization companies.

Growth Opportunities Series-Seeks capital appreciation. Invests primarily in equity securities of domestic companies emphasizing companies with market capitalizations of $1 billion or more.

Strategic Equity Series-Seeks capital appreciation. Invests primarily in common stocks of medium- and small-sized companies.

Capital Appreciation Series-Seeks long-term capital growth.
Invests primarily in equity securities believed by the portfolio manager to be undervalued.

Small Cap Series-Seeks long-term capital appreciation. Invests primarily in equity securities of companies that have a total market capitalization within the range of companies in the Russell 2000 Growth Index or the Standard & Poor's Small-Cap 600 Index.

Real Estate Series-Seeks capital appreciation. Current income is a secondary objective.
Invests primarily in publicly-traded real estate equity securities.

Hard Assets Series-Seeks long-term capital appreciation. Invests primarily in hard asset securities. Hard asset companies produce a commodity which the portfolio manager is able to price on a daily or weekly basis.

Managed Global Series-Seeks capital appreciation. Current income is only an incidental consideration. Invests primarily in common stocks traded in securities markets throughout the world.

Developing World Series-Seeks capital appreciation. Invests primarily in equity securities of companies in developing or emerging countries.

Emerging Markets Series-Seeks long-term capital appreciation.
Invests primarily in equity securities of companies in at least six different emerging market countries.


PIMCO VARIABLE INSURANCE TRUST

The PIMCO Trust is also a mutual fund. The following Divisions invest in designated Series of the PIMCO Trust:

PIMCO High Yield Bond Portfolio-Seeks to maximize total return, consistent with preservation of capital and prudent investment management. Invests in at least 65% of its assets in a diversified portfolio of junk bonds rated at least B by Moody's Investor Services, Inc. or Standard & Poor's or, if unrated, determined by the portfolio manager to be of comparable quality.

PIMCO StocksPLUS Growth and Income Portfolio-Seeks to achieve a total return which exceeds the total return performance of the S&P 500. Invests primarily in common stocks, options, futures, options on futures and swaps.


THE FIXED ACCOUNT

You may allocate all or a part of the premiums and transfers of your investment value into the fixed account. The fixed account is part of our general account which guarantees principal. It pays interest at rates we declare.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933. Also, we have not registered the fixed account or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures included in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made in this prospectus. For more details regarding the general account, see your policy.

The amount you have in the fixed account is the sum of premiums you allocate to that division, plus transfers you made to the fixed account, plus interest earned.

Amounts you transfer out of or withdraw from the fixed account reduce this amount. It is also reduced by deductions for charges from your investment value allocated to the fixed account.

We declare the interests rate that apply to all amounts in the fixed account. These rates will be no less than 4% annually and will expire on the last day of the calendar month one year after the allocation to the Fixed Account was made (the "Expiry Date"). Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest as of each valuation date. We pay interest regardless of the actual investment performance of our account. We carry all the investment risk for the fixed account.


MAXIMUM NUMBER OF INVESTMENT DIVISIONS

You may invest in a total of twenty-two divisions, as well as the fixed account, at any time.


DETAILED INFORMATION ABOUT THE GOLDENSELECT GENESIS I AND GENESIS
FLEX VARIABLE LIFE INSURANCE POLICIES

This prospectus describes our standard GoldenSelect Genesis Flex and Genesis I variable life insurance policies. There may be differences in your policy because of state requirements where we issue your policy. We will describe any such differences in your policy.

The illustrations beginning on page 39 are to show how the GoldenSelect policies work.


APPLYING FOR A POLICY

You purchase a GoldenSelect policy by submitting an application to us. On the policy date, the insured person must be no older than age 75. For a survivorship policy, both insured persons must be age 75 or under, and at least one insured person must be age 20 or over. We reserve the right to consider applications for an insured person (or persons) up to age 80. The insured person is the person on whose life we issue a policy and upon whose death we pay death proceeds. For survivorship policies, we pay death proceeds on the death of the last surviving insured. Age is the insured person's age on the birthday nearest your policy date, plus the number of completed policy years since the policy date.

Before we issue a policy or apply your premium to the investment divisions, we require satisfactory evidence of insurability of the insured person and payment of your initial premium. We will apply any money that you submit before we issue your policy to our general account. At issue, we will allocate the initial premium to the Liquid Asset Division.

Insured persons must also meet our underwriting requirements in order for us to accept either initial or unplanned premium payments. We assign each insured person to an underwriting class according to the method of underwriting we use, the smoking status of the insured person and the classification of the mortality risk of the insured person. The classification can be standard, preferred or special.

We use two methods of underwriting:

(1) non-medical underwriting, based mainly on your answers in the application or enrollment form; and

(2) medical underwriting, based on additional medical information which may include a physical examination.

The underwriting classes combined with the attained age, sex, and smoking status of the insured person(s) determine the mortality rates we will use in calculating mortality cost deductions, net single premium factors and guarantee periods.

The investment date is the date we apply your initial premium to the policy. It is the valuation date when we have received your initial premium, your policy is issued, and all issue requirements are met. Your initial premium is the premium we must receive before coverage can begin. The minimum initial
Genesis I premium is $25,000 ($15,000 if under a 1035 exchange). The minimum planned annual premium under Genesis Flex will never be more than $5,000. We may reduce the minimum initial premium for group or sponsored arrangements or corporate purchasers. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum face amount.

The policy date is when your policy is effective. The policy date determines:
  o monthly processing dates;
  o policy months;
  o policy years; and
  o policy anniversaries.

It is not affected by when you receive the policy. In the case of certain payroll deduction plans or other automatic investment plans, the policy date may be different from the date we receive the first premium payment. If the policy date is earlier, we charge monthly deductions from the policy date. This applies even if the policy date is before the investment date. Under certain circumstances, we may back date your policy up to a maximum of six months from the date we approve your application.


PREMIUMS

You may choose the amount and frequency of premium payments, within limits.

You purchase an initial death benefit, which is the face amount under the Option I Death Benefit, with an initial premium payment. The minimum initial Genesis I premium is $25,000 ($15,000 if under a 1035 exchange). The minimum planned annual premium under Genesis Flex will never be more than $5,000.

We may refuse a premium payment if such payment would cause the net amount at risk under the policy to exceed $2,500,000.

A table of illustrative premiums for a specified face amount is shown below. This table shows actual premiums for $250,000 of coverage at each issue age for males and females. We may accept lower premium payments in the case of Genesis I.

For certain group or sponsored arrangements, we may reduce the minimum premium requirements. We may offer planned premium payment periods of durations other than 10 years. Such durations would cause the illustrative premiums for a specified face amount as shown below to change. We may also reduce the charges in a policy where the initial or total premium payments exceed amounts we specify in our published rules. However, any reductions will reflect differences in costs or services and will not discriminate unfairly against any person.

              GENESIS I
TABLE OF ILLUSTRATIVE PREMIUMS WITH A
       FACE AMOUNT OF $250,000
       SINGLE LIFE, NON-SMOKER

             PREMIUM
             -------
ISSUE
AGE     MALE      FEMALE
---     ----      ------
 50   $ 95,484   $ 84,669

 60    128,696    114,574

 70    165,233    151,151


      SURVIVORSHIP, NON-SMOKERS

  ISSUE AGE
  ---------
MALE      FEMALE      PREMIUM
----      ------      -------
 55         45        $63,990

 60         55         86,763

 70         65        120,989


            GENESIS FLEX
TABLE OF ILLUSTRATIVE PREMIUMS WITH A
       FACE AMOUNT OF $250,000
       SINGLE LIFE, NON-SMOKER

             PREMIUM
             -------
ISSUE
AGE     MALE      FEMALE
---     ----      ------
 50   $ 11,623   $ 10,255

 60     16,354     14,212

 70     23,632     20,170

       SURVIVORSHIP, NON-SMOKERS


  ISSUE AGE
  ---------
MALE      FEMALE      PREMIUM
----      ------      -------
 55         45        $ 7,594

 60         55         10,319

 70         65         14,615



ALLOCATION OF PREMIUM PAYMENTS

Before the end of the free look period, we will allocate your initial premium to the Liquid Asset Division.

At the end of the free look period, we will allocate your investment value to the divisions according to your instructions.
However, if we receive written
instructions with your initial premium to allocate all or a portion of such premium to the Fixed Account, we will do so even before the end of the free look period.

LIFE INSURANCE PREMIUM PAYMENT TEST (GENESIS FLEX)

We designed Genesis Flex to comply with the Life Insurance Premium Payment Test. As such, certain distributions under a policy, such as loans, should receive favorable tax treatment afforded life insurance policies under Federal tax law.

MODIFIED ENDOWMENT CONTRACTS (GENESIS I)

Genesis I is generally a "modified endowment contract." As such, the amount of certain distributions made during the insured's lifetime, such as policy loans, partial withdrawals or surrenders, will be includible in your gross income to the extent of any income in the policy ("income-first basis"), and a 10% penalty tax may be imposed on such income distributed before you attain age 59 1/2.

For more information on "modified endowment contracts," and the Life Insurance Premium Payment Test, SEE TAX CONSIDERATIONS, PAGE
36.

MAKING ADDITIONAL PREMIUM PAYMENTS

PLANNED PREMIUMS (GENESIS FLEX ONLY)

You can make premium payments on a planned basis during the first ten policy years following issue of the policy or increase in face amount subject to our minimum premium requirements. Subject to our rules, we may offer planned premium payment periods of other than 10 years. We will send reminder notices for planned premiums that are not paid as part of an automatic withdrawal program. Any change in the amount, period and frequency of planned premiums will be subject to our rules at the time of the request. We will treat any premium we receive more than 30 days after a planned premium payment date as an unplanned premium. In addition, we will treat any premium we receive above the planned premium as an unplanned premium.

UNPLANNED PREMIUMS

You can make unplanned premium payments while coverage is in effect, provided the insured party is age 80 or under. Under survivorship policies, both insured parties must be alive and also age 80 or under. Subject to our rules, the minimum unplanned premium is $5,000 under a Genesis I policy and $500 under a Genesis Flex policy. We may require evidence of insurability based on our underwriting rules if the unplanned premium would cause the death benefit to increase. Unless otherwise specified, if there is any debt, we will use any unplanned premium as a loan repayment with any excess applied as an additional premium payment. SEE TAX STATUS OF THE POLICY, PAGE 36.

On the date we receive and accept your additional premium payment, the following will occur:

(1) Your variable insurance amount will increase.

(2) Your investment value will increase.  SEE INVESTMENT VALUE,
PAGE 16.

(3) Your tabular value will increase.  SEE TABULAR VALUE, PAGE 17.

On the processing date on or next following the date we receive and accept the additional premium payment, your guaranteed benefits will increase as follows:

(1) If your guarantee period before the premium payment ends before the maturity date, we will use your tabular value as of the processing date to calculate your new guarantee period, subject to any maximum guarantee period shown in your policy Schedule. We will apply any excess as indicated in (2).

(2) If your guarantee period ends on the maturity date, we will apply your tabular value or the excess from (1) as a net single premium for life to increase the face amount.

(3) The guarantee period ends on the earlier of the date determined above, or any maximum shown in the policy schedule.

ADDITIONAL PREMIUM ALLOCATION

We will allocate any additional premiums to the Liquid Asset Division until we accept them according to our rules. Unless you specify otherwise, we will allocate additional premium payments among the divisions of Account A and the Fixed Account in proportion to the investment value in each division of Account A and the Fixed Account on the date we accept the premium. If there is no investment value attributable to Account A, we will allocate the additional premium payments to the Fixed Account.


PREMIUM PAYMENTS AFFECT YOUR COVERAGE

If you stop making premium payments or you make insufficient premium payments, your policy continues in effect only until your cash surrender value no longer covers the monthly deductions for your benefits. If this happens, your policy may lapse. SEE LAPSE, PAGE 22.

If you do not take out a policy loan, we guarantee that your policy will not lapse during the guarantee period, regardless of your cash surrender value. However, if the cash surrender value of your policy drops below zero because of policy debt, we can terminate your policy, even during the guarantee period. SEE LAPSE, PAGE 22.


DEATH BENEFITS

You can decide the amount of insurance you need, now and in the future. When we issue your policy, we base the initial insurance coverage on the instructions in your application.

FACE AMOUNT

Your face amount can change as a result of:
  o your choice of death benefit option;
  o increases to satisfy the federal income tax law definition of life insurance;
  o a change in your death benefit option;
  o partial withdrawals;
  o requested increases or decreases in the face amount; or
  o a transaction which causes the face amount to change.

As long as your policy is in force, we will pay the death proceeds to your beneficiary(ies) when the insured person dies under a single life policy, or on the death of the last surviving insured under a survivorship policy. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:
  o your face amount; plus
  o any appropriate adjustments for your death benefit option;
    minus
  o your outstanding policy loans with accrued loan interest;
    minus
  o outstanding policy charges owing before the insured person's date of death.

There could be outstanding policy charges if the insured dies while your policy is in the grace period.

DEATH BENEFIT OPTIONS

If you buy a Genesis I policy, you have a choice of two death benefit options: Option I or Option II. Currently, we do not offer death benefit Option II for Genesis Flex policies.

All Genesis I policies are purchased with the Option I Death Benefit. After the first policy anniversary, you may change the death benefit option under your policy and thereafter, you may change back and forth between the two, subject to our rules at the time you request the change. You may change your death benefit option on any policy anniversary, but no more frequently than once every three policy years. SEE CHANGES IN DEATH BENEFIT OPTION, PAGE 15.

Under death benefit Option I, your death benefit is the greater of:

  1. your face amount as of the most recent processing date (the date each quarter when we deduct charges from the divisions and the fixed account), plus any premiums you have paid and minus any partial withdrawals you have made since that processing date; or

  2.your variable insurance amount.  SEE VARIABLE INSURANCE
     AMOUNT, PAGE 14.

Under death benefit Option II, your death benefit is the greater of:

  1. your face amount plus the Option II death benefit adjustment, as of the date of death of the insured person(s); or

  2.your variable insurance amount.  SEE VARIABLE INSURANCE
     AMOUNT, PAGE 14.

The Option II death benefit adjustment is the greater of (i) the Option II guaranteed death benefit or (ii) your investment value plus debt.

When we issue your policy, the Option II guaranteed death benefit equals the premiums you have paid. On each valuation date during the guarantee period, we calculate the Option II guaranteed death benefit as follows:

 (1) We take the Option II guaranteed death benefit from the prior valuation date;

 (2) We add interest at the Option II guaranteed death benefit interest rate (as defined below);

 (3) We add any premiums you paid during the current valuation period; and

 (4) We subtract any partial withdrawals you have made during the current valuation period.

In no event will the Option II guaranteed death benefit be greater than two times the sum of each premium you paid, minus any partial withdrawals associated with each premium paid. After your guarantee period ends, the Option II guaranteed death benefit is zero.

The Option II guaranteed death benefit interest rate equals 7%; however, (i) for the Liquid Asset Division it equals the net rate of return during the current valuation period, if less than an annualized rate of 7%; (ii) for the fixed account it equals the rate of interest credited to such amounts during the current valuation period, if less than an annualized rate of 7%; and
(iii) for amounts transferred to the general account as collateral for any policy loans, it equals the rate of interest credited to such amounts during the current valuation period, if less than an annualized rate of 7%.

VARIABLE INSURANCE AMOUNT

Federal income tax law requires that your death benefit be at least as much as your investment value plus policy debt multiplied by a factor defined by law. This factor is based on:
  o the insured person's age;
  o the insured person's gender; and
  o underwriting class.

We will adjust your policy to continue to qualify as life insurance under the federal income tax laws in existence at the time the policy was issued.

Accordingly, the variable insurance amount will vary daily based on the investment results, premium payments made and partial withdrawals taken and will be determined as follows:

(1) We determine the investment value;

(2) We add any debt;

(3) We multiply by the net single premium factor.

It will never be less than the amount required by applicable law to keep the policy qualified as life insurance.

CHANGES IN DEATH BENEFIT OPTION (GENESIS I ONLY)

Starting one year after your policy date, you may request a change in your death benefit option once every three policy years. The change will take effect on the processing date on or next following the date that we approve it the change.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can note the change in your schedule. A death benefit option change applies to your entire face amount.

For you to change from death benefit Option I to Option II, you must provide to us proof that the insured person(s) is (are) insurable under our normal rules of underwriting for your policy class, except in Florida.

On the effective date of your option change (the next processing date after our approval), your face amount is changed as follows:

Change      Change            Face Amount
 From         To            Following Change:
 ----         --            -----------------

Option I    Option II       your face amount before the
                            change minus the Option II death
                            benefit adjustment as of the effective
                            date of the change.

Option I    Option II       your face amount before the
                            change plus the Option II death
                            benefit adjustment as of the effective
                            date of the change.

We increase or decrease your face amount to keep the amount of your death benefit the same as on the date you changed your death benefit option. When your death benefit remains the same, there is no immediate change in the net amount at risk so your cost of insurance charges are the same. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 30.

You may incur tax consequences due to a change in your death benefit option. SEE TAX STATUS OF THE POLICY, PAGE 36, AND
MODIFIED ENDOWMENT CONTRACTS, PAGE 12. You should consult a tax advisor before changing your death benefit option.

CHANGES IN DEATH BENEFIT AMOUNTS

Contact our customer service center to request an increase or decrease in your policy death benefit. The request is effective as of the next processing date on or next following the date we receive your request and approve it, unless there are underwriting or other requirements.

You may want to increase the face amount under your policy. You may do this while your policy is in force. You may request a decrease in the face amount. You must provide evidence that the insured person(s) is (are) still insurable in order to increase your death benefit. You may request a change in the face amount only after your first policy anniversary.

The increase must at least equal the minimum increase we then allow. Any decrease in the face amount must at least equal the minimum decrease we then allow. If there have been any prior increases in your face amount, we will apply the decrease first against the prior increases in the reverse order of their effective dates. Decreases in the face amount will be subject to our rules at the time of request.

Decreases in the face amount could result in the policy becoming a "modified endowment contract" or have other adverse tax consequences. SEE TAX CONSIDERATIONS, PAGE 36.

After we approve your request, we send you a new schedule page for your policy which includes the:
  o face amount;
  o benefit under any applicable riders;
  o guaranteed cost of insurance rates; and
  o annual premium.

Keep this new schedule with your policy. We may ask you to send your policy to us so that we can note the change in your schedule.

In some instances, we do not approve a requested change because it would disqualify your policy as life insurance under the applicable federal income tax law. If we disapprove a change, we provide you with a notice of our decision. SEE TAX
CONSIDERATIONS, PAGE 36.

If you change your death benefit amount, the tabular value will be used to calculate a new guarantee period. Any part of the tabular value in excess of the amount required to increase the guarantee period to life will be applied as a net single premium for life to increase the face amount.

You may incur tax consequences due to an increase or decrease in your death benefit. SEE TAX STATUS OF THE POLICY, PAGE 36 AND
MODIFIED ENDOWMENT CONTRACTS, PAGE 12. You should consult a tax advisor before changing your death benefit amount.

GUARANTEE PERIOD

The death benefit under your policy is subject to a guaranteed minimum amount for a guaranteed minimum period of time regardless of investment results. The guaranteed minimum amount is your policy's face amount and the policy's guarantee period is the minimum period of time we guarantee that your policy will remain in force regardless of its investment results. However, if you take out policy loans, and your cash surrender value is negative, we will terminate your policy before the end of the guarantee period unless sufficient payment is made. SEE POLICY LOANS, PAGE 20.

Your guarantee period at issue depends upon your initial premium payment and face amount. Thereafter, the guarantee period may change if (1) you take a partial withdrawal, (2) you pay a planned or unplanned premium, or (3) you change the face amount of your policy. For Genesis Flex, each planned premium extends the guarantee period, and if you pay all planned premiums as planned and the insured(s) is (are) in a standard or better underwriting class, the guarantee period will last until the maturity date of your policy. For Genesis I, if you elect the minimum face amount we allow for a given single premium and the insured(s) is (are) in a standard or better underwriting class, the guarantee period will last until the maturity date of your policy; however, if you elect a face amount greater than such minimum, your guarantee period will end before the maturity date.

We will calculate the guarantee period using (1) rates no greater than the guaranteed maximum cost of insurance rates shown in the policy and (2) a 4.0% interest assumption. For a given premium payment and face amount, the guarantee period will differ depending on the age, sex and underwriting class of the insured(s). For example under a single life policy, for the same premium and face amount, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

Lifetime Guarantee Option
Subject to our rules, you may be able to purchase a lifetime guarantee option. If the guarantee period under your policy ends before the maturity date, you may request a change to your policy such that the guarantee period will end on the maturity date.
The request must be in a written form satisfactory to us. On the date we receive your request, if the Option II death benefit is in effect under your policy, we will first change the death benefit option to the Option I Death Benefit and then change the face amount such that the guarantee period will end on the maturity date. If the Option I Death Benefit is already in effect under your policy, we will change the current face amount such that the guarantee period will end on the maturity date.
SEE GUARANTEE PERIOD, PAGE 15.

When Your Guarantee Period Ends Before the Maturity Date
After the end of the guarantee period and a grace period, we may cancel your policy if the cash surrender value on a processing date will not cover the charges due. SEE CHARGES, DEDUCTIONS AND
REFUNDS, PAGE 30.


BENEFITS AT MATURITY

If the insured person reaches age 100 (for survivorship policies, if the younger insured person reaches age 100), coverage under the policy will end, and we will pay you the cash surrender value of the policy. Your cash surrender value is your investment value minus any unrecovered deferred charges, plus any accrued general account loan interest credited, minus any policy charges incurred but not yet deducted. Some part of this payment may be taxable. You should consult your tax adviser.


POLICY VALUES

INVESTMENT VALUE

Your investment value is the total amount you have in the fixed account and the variable divisions. Your investment value thus reflects:

  o all premiums paid;
  o all fees and charges;
  o your policy loans;
  o partial withdrawals;
  o the variable divisions' investment performance; and
  o interest accrued in the fixed account, and in the general account on amounts held as collateral for loans.

CASH SURRENDER VALUE

Your policy's cash surrender value fluctuates daily with the investment results. With respect to premiums allocated to Account A, we do not guarantee any minimum cash surrender value. On any date, the cash surrender value equals the investment value minus any deferred charges not yet deducted, plus any accrued general account loan interest credited, minus any charges incurred and not yet deducted.

INVESTMENT VALUE IN EACH DIVISION OF ACCOUNT A

On each valuation date, the amount of investment value in each division of Account A will be calculated as follows:

(1) We take the amount of investment value in the division at the end of the preceding valuation period.

(2) We multiply (1) by the division's net rate of return for the current valuation period.

(3) We add (1) and (2) together.

(4) We add to (3) any additional premium payments allocated to the division during the current valuation period.

(5) We add or subtract reallocations to or from the division during the current valuation period.
(6) We subtract from (5) any partial withdrawal and any associated charges allocated to the division during the current valuation period.

(7) We add to (6) any loan repayments or loan interest payments received and subtract any loans which are allocated to the division during the current valuation period.

(8) If the policy anniversary occurs during the current valuation period, we add to (7) the amount allocated to the division for any general account loan interest credited.

(9) If a processing date occurs during the current valuation period, we subtract from (8) the amounts allocated to the applicable division for deferred loading, insurance based charges and transaction and other charges.

If the processing date is also the policy anniversary, any loan interest charge will be deducted from the investment value. SEE CHARGES AND DEDUCTIONS, PAGE 30. Amounts in (8) and (9) will be allocated to each division in the proportion that (7) bears to the investment value.

(10) If the charges in (9) exceed the amount in (8), we will first calculate the cash surrender value to determine the amount of any overdue charges and then set the amount of investment value in each division and the fixed account to zero.

TABULAR VALUE

Before the investment date, your tabular value is zero. Your tabular value on the investment date equals the investment value on that date. Thereafter, we calculate your tabular value in the same manner as your cash surrender value except that: (i) the mortality cost will be based on rates no greater than the guaranteed maximum cost of insurance rates; (ii) currently other charges are not reflected in our computations; and (iii) the net rate of return will be based on the interest rate used in our computations, which is currently 4% per year. The tabular value calculations do not reflect loans, repayments, or loan interest payments. We calculate the variable insurance amount used in computing the tabular value in the same manner as described under Insurance Benefits, except that tabular value replaces the investment value plus debt.


MEASUREMENT OF INVESTMENT EXPERIENCE

INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE

We determine the investment experience of Account A on each valuation date. We use an index to measure changes in experience during a valuation period. We set the index at $10 when the first investments in a division are made, except for the Growth Opportunities, Developing World, OTC, Research, Total Return, Growth & Income, Growth, and Global Fixed Income Divisions which started with indices of $10.97, $10.63, $14.64, $16.43, $13.76,
$10.94, $11.99, and $12.24, respectively. The index for a current valuation period equals the index for the last valuation period multiplied by the experience factor for the current period.

We may express the value of amounts allocated to Account A divisions in units. The index of investment experience is equal to the value of one unit.

We determine the number of units for a given amount on a valuation date by dividing the dollar value of that amount by the index of investment experience for that date.

HOW WE DETERMINE THE EXPERIENCE FACTOR

For divisions of Account A, the experience factor reflects the investment experience of the portfolio in which the division invests as well as the charges assessed against the division for a valuation period. The factor is calculated as follows:

 (1) We take the net asset value of the portfolio in which a division invests as of the end of the current valuation period.

 (2) We add to (1) the amount of any dividend or capital gains distribution declared during the current valuation period for such portfolio and reinvested in the portfolio. We subtract from that amount a charge for our taxes, if any.

 (3) We divide (2) by the net asset value of the portfolio at the end of the preceding valuation period.

 (4) We subtract the daily mortality and expense risk charge.
SEE MORTALITY AND EXPENSE RISK CHARGE, PAGE 32.

 (5) We subtract the daily asset based administrative charge.
SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 30.

 Calculations for divisions investing in mutual fund portfolios are made on a per share basis.

NET RATE OF RETURN FOR ACCOUNT A

The net rate of return for an Account A division during a valuation period is the experience factor for that valuation period minus one. SEE INDEX OF INVESTMENT EXPERIENCE AND UNIT
VALUE, PAGE 17.

The value of amounts allocated to the variable divisions goes up or down depending on investment performance.

FOR AMOUNTS IN THE VARIABLE DIVISIONS, THERE IS NO GUARANTEED
MINIMUM CASH VALUE.


ALLOCATION CHANGES

After your free look period ends, you may make up to twelve free transfers among the variable divisions, or to the fixed account, in each policy year. We do not limit your number of transfers, but we charge a $25 fee for each transfer that you make after the first twelve. We also reserve the right to limit, upon notice, the maximum number of transfers you may make within a contract year. Special limits apply to transfers to and from the fixed account. See below.

You may make transfer requests in writing to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount we allow you to transfer on one day is $250. However, if the amount remaining in a variable division is less than $250 when you make a transfer request, we transfer the entire amount out of that division.

EXCESSIVE TRADING

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses. Thus, we may limit excessive transfer activity.

Excessive transfers may cause:

  o increased trading and transaction costs;
  o disruption of planned investment strategies;
  o forced and unplanned portfolio turnover;
  o lost opportunity costs; and
  o the investment portfolios to have large asset swings that decrease their ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may refuse to place, or accept restrictions on, transfers made by third-party agents acting on behalf of owners. We may do the same for transfers made by a market timing service. We will make refusals or place restrictions when we determine, in our sole discretion, that transfers are harmful to the investment portfolios, or policyowners as a whole.

FIXED ACCOUNT TRANSFERS

We consider any allocation of premium or transfer of investment value to the fixed account to be a separate fixed account allocation. We currently permit transfers from an allocation of the fixed account only once a year on or within 30 days of the Expiry Date of the guaranteed interest rate. SEE THE FIXED ACCOUNT, PAGE 9.

Each year, you may transfer out of an allocation a maximum of:
(a) 33% of the amount of such allocation, or (b) $2,000, whichever is greater. If we receive your transfer request up to 30 days before the Expiry Date, we will make the transfer on the Expiry Date. If we receive your request on or within 30 days after the Expiry Date, we will make the transfer at the end of the valuation period in which we receive a satisfactory transfer request at our Service Center.

The minimum transfer amount is $250 or the entire remaining amount of the allocation on the transfer date, whichever is less. Unless you specify otherwise, we will transfer amounts from allocations within the Fixed Account from the fixed allocations closest to their respective rate Expiry Date. These rules are subject to change in the future.

We reserve the right to establish an interest rate for transfers to the Fixed Account that may differ from the rate that we establish for allocations of planned and unplanned premiums to the Fixed Account. Transfers to the fixed account are not otherwise restricted. We also reserve the right to reduce the amount otherwise available for transfer from the Fixed Account by any amounts that have been previously withdrawn from the Fixed Account.

DOLLAR COST AVERAGING

If your policy has at least $10,000 of investment value invested in the fixed account, the Limited Maturity Bond Division or the Liquid Asset Division, you can elect dollar cost averaging. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

You may add dollar cost averaging to your policy at any time.

With dollar cost averaging, you designate for automatic transfer either a dollar amount, or a percentage of your investment value, from the fixed account, or the division investing in the Limited Maturity Bond Division or the Liquid Asset Division. We automatically transfer the amount you select for dollar cost averaging each period from your chosen division to one or more other variable divisions. You may not make transfers to the fixed account under dollar cost averaging.

This systematic plan of transferring investment values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It also reduces the risk of investing too little when the price of an investment portfolio's shares is low.

Since you transfer the same dollar amount to other divisions each period, you purchase more units in a division if the value per unit is low, and you purchase fewer units if the value per unit is high.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

The minimum amount that you may transfer each month is $250. The maximum amount that you may transfer is the investment value in the Fixed Account, the Limited Maturity Bond Division or the Liquid Asset Division divided by 12. Under this program, dollar cost averaging will commence on the later of 20 days after the issue date and the end of the free look period.

The first dollar cost averaging date must be at least five days after we receive your dollar cost averaging request. Dollar cost averaging cannot begin before the end of your free look period. Dollar cost averaging automatically takes place monthly, on the same calendar day each month as the policy date.

We do not count dollar cost averaging transfers toward your twelve free transfer limit per policy year. There is no charge for this feature.

The dollar amount will be allocated to the divisions in which you are invested in proportion to your investment value in each division unless you specify otherwise. If, on any transfer date, the investment value in the specified division or Fixed Account equals or is less than the amount you have elected to have transferred, we will transfer the entire amount and the program will end.

CHANGING DOLLAR COST AVERAGING

You may change your dollar cost averaging program one time per policy year, or cancel this program by sending satisfactory notice to our customer service center at least seven days before the next transfer date.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE

When a distribution is made from an investment portfolio supporting a variable division in which reinvestment is not available, we will allocate the distribution, unless you specify otherwise, to the Liquid Asset Division.

Such a distribution can occur when (a) an investment portfolio matures, or (b) a distribution from a portfolio cannot be reinvested in the portfolio due to the unavailability of securities for acquisition. When an investment portfolio matures, we will notify you 30 days in advance of that date. To elect an allocation to other than the Liquid Asset Division, you must provide satisfactory notice to us at least seven days prior to the date the portfolio matures. We will not count such a transfer toward your twelve free transfer limit per policy year.

When a distribution from a portfolio cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, we will notify you promptly after the allocation to the Liquid Asset Division has occurred. If within 30 days you allocate the investment value from the Liquid Asset Division to other divisions of your choice, such allocations will not be included in determining if the excess allocation charge will apply.

POLICY LOANS

You may borrow against your policy any time after the free look period, or as required by law, by using your policy as security for a loan. The amount you borrow is called a policy loan. Your policy debt is:

  1. the total amount you borrow from your policy, plus

  2. any policy loan interest that is capitalized when due, minus

  3. any policy loan repayments you make.

Unless state law requires differently, any new policy loan you take must be at least $500. The maximum amount you can borrow on any valuation date, unless required differently by state law, is 90% of the sum of your cash surrender value plus any outstanding policy loans and interest. The minimum and maximum amounts will be shown in your policy.

If you request an additional loan, we add the amount you request to your existing outstanding policy loan. This way, there is only one loan outstanding on any one policy at any time.

Your request for a policy loan must be directed to our customer service center.

Based on our administrative system, we may have other rules for policy loans. For example, we may require that your loan request be for a dollar amount rather than a percentage to be taken from a specific division.

For Genesis I policies, you may have to pay a 10% penalty tax on loans. For information on the tax treatment of loans from policies that are "modified endowment contracts," SEE MODIFIED
ENDOWMENT CONTRACTS, PAGE 12.

Loan interest charges on your policy loan accrue daily at an annual interest rate of 5.0%. Interest is due in arrears on each policy anniversary. If you do not pay your interest when it is due, we add it to your policy loan on your policy anniversary. You may repay all or part of your policy loan at any time while your policy is in force. We assume that any payments you make, other than your scheduled premiums, are policy loan repayments. You must tell us otherwise if you want us to consider additional payments as premiums. Each loan repayment must be $500 or the amount of the loan, whichever is less.

When you take a policy loan, we transfer an amount equal to your policy loan amount from the variable divisions and the fixed account to our general account as collateral for your loan. We follow this same process for loan interest in the amount due at your policy anniversary. We credit loan collateral with interest at an annual rate of at least 4% (and, on a current basis, 5% for "preferred loans").

With respect to Genesis I policies, loans where the amount of the collateral equals the investment value minus the total of all premium payments under the policy and the initial loan being carried over on a 1035 exchange are considered "Preferred Loans." With respect to Genesis Flex policies, all new loans taken after the insured person (youngest insured person in the case of survivorship policies) turns age 60 or after the tenth policy anniversary are considered "Preferred Loans." The tax consequences of Preferred Loans are uncertain. You should consult a tax advisor as to these consequences.

Unless you tell us otherwise, we deduct the amount transferred from each division in the same proportion that your investment value in that division has to your net investment value immediately before the loan transaction. We determine the amounts in each division as of the valuation date when we receive your loan request.

Any policy loans you take may have tax consequences.  SEE
DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS, PAGE 37, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS
FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 37.

LOAN REPAYMENT

We transfer the amount of interest credited to you for a policy year from the general account on your policy anniversaries. When you make a loan repayment, we transfer an amount equal to your repayment from the general account. Unless you tell us otherwise, we allocate these transfer amounts among the variable divisions and the fixed account in the same proportion as your current premium allocation.

LOANS AND YOUR BENEFITS

Even if you repay your loan, it is important for you to know that any loan against your policy has a permanent effect on your investment value. This means that the benefits under your policy may also be affected.

The loan is a first lien on your policy. This means we deduct your policy loan and accrued loan interest from the death proceeds payable and the cash surrender value payable on surrender.

Failure to repay your loan may affect the guaranteed premium, minimum death benefit and the length of time your policy remains in force. The policy lapses (even during the guarantee period) when the cash surrender value minus policy loans and accrued loan interest is not enough to cover your monthly deductions. Loans increase the risk that your policy may lapse. If your policy lapses with a loan outstanding, you may have adverse tax consequences. SEE TAX CONSIDERATIONS, PAGE 36.

If you do not repay your policy loan, we deduct your outstanding policy loan amount and accrued loan interest from the death proceeds payable and the cash surrender value payable on surrender.


PARTIAL WITHDRAWALS

You may request a partial withdrawal after the free look period by contacting our customer service center. The effective date of the partial withdrawal will be the date that we receive your written request at our customer service center.

You may make up to four partial withdrawals per policy year without charge. If you make more than four partial withdrawals in a policy year, we can charge $25 or 2% of the amount withdrawn, whichever is less, for each additional withdrawal. If you purchased your policy in connection with a Section 1035 exchange, you may not make partial withdrawals for the first seven policy years. We may set rules on partial withdrawals, based on our administrative system. For example, we may require that you specify a dollar amount rather than a percentage to be taken from a specific division.
The minimum partial withdrawal you may make is $1,000. The maximum partial withdrawal you may make during any policy year, without accelerating recovery of the deferred loading, is 15% of your investment value. In no event may a partial withdrawal be more than 90% of your investment value, less any applicable unrecovered deferred loading. If you request a withdrawal of more than this maximum, we may require you to surrender your policy. When you take a partial withdrawal, we deduct your withdrawal amount plus any applicable fees from your investment value. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 30.

Partial withdrawals may have adverse tax consequences.  SEE TAX
CONSIDERATIONS, PAGE 36.

PARTIAL WITHDRAWAL MECHANICS

Unless you tell us otherwise, we will make a partial withdrawal from the variable divisions in the same proportion that each division has to your investment value immediately before your withdrawal. If there is insufficient investment value in the divisions, we will deduct the remaining reduction from your allocations to the fixed account.

We will send a new schedule showing the effect of your withdrawal if there is any change to your face amount.

To make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 37, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 37.

ACCELERATED RECOVERY OF DEFERRED CHARGES

An excess partial withdrawal is the amount by which the sum of all partial withdrawals taken during a policy year plus the current partial withdrawal exceed 15% of the investment value on the date of the withdrawal. We will consider an excess partial withdrawal to be a partial surrender of the policy and we will recover a pro rata portion of the unrecovered deferred charges. We will deduct this amount in proportion to the investment value in each division or the Fixed Account from which the excess partial withdrawal was taken.

Collection of a portion of the deferred loading for an excess partial withdrawal may shorten the period during which the deferred loading is recovered, or the last installment amount may be reduced.

EFFECT OF A PARTIAL WITHDRAWAL ON THE INVESTMENT VALUE AND DEATH
BENEFIT

As of the effective date of a partial withdrawal:

(1) We reduce the investment value of the policy by the partial withdrawal and any associated charges.

(2) Unless you specify otherwise, the reduction in investment value will be in proportion to the investment value in each division in which you are invested as of the effective date of the partial withdrawal. If there is insufficient investment value in the divisions, we will deduct the remaining reduction from your allocations to the fixed account.

(3) We will reduce any amounts paid in accordance with the suicide provision of the policy by the amount of any partial withdrawals and any associated charges.

(4) The variable insurance amount will reflect the partial withdrawal and any associated charges.

EFFECT OF A PARTIAL WITHDRAWAL ON GUARANTEED BENEFITS

A partial withdrawal may affect the guaranteed benefits under the policy. The change, if any, in the face amount and guarantee period as of the processing date on or next following the effective date of a partial withdrawal will be calculated as follows:

(1) Before effecting the partial withdrawal, we calculate the death benefit as of the date of the partial withdrawal.

(2) We subtract from (1) the amount of the partial withdrawal and any associated charges.

(3) If the amount determined in (2) is less than the face amount, we reduce the face amount to the amount determined in (2).

Decreases in the face amount could result in your policy becoming a "modified endowment contract" or have other adverse tax consequences. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 12.

(4) We will use the tabular value as of such processing date and the face amount to calculate a new guarantee period. The guarantee period ends on the earlier of the date so determined and any maximum shown in the policy. In no event will we allow a partial withdrawal that will reduce the guarantee period below the minimum shown in the policy, or that will reduce the face amount below the amount we would then allow.

If the death benefit becomes payable before the processing date on or next following the effective date of a partial withdrawal, we will deduct the amount of the partial withdrawal from the death benefit proceeds payable, if the death benefit is determined to be the face amount.


RIGHT TO CONVERT POLICY

During the first 24 months after your policy date, you have the right to convert your policy to a guaranteed policy, unless state law requires differently. To do this, we transfer the entire amount you have in the variable divisions to the fixed account. We allocate all of your future premiums only to the fixed account. WE DO NOT ALLOW ANY FUTURE PAYMENTS OR TRANSFERS TO THE VARIABLE DIVISIONS WHEN YOU EXERCISE THIS RIGHT.

We will not charge you for the transfer to make this exchange.
SEE THE FIXED ACCOUNT, PAGE 9.

We will also offer this right of conversion any time there is a change in the investment adviser of any portfolio or if there is a material change in the investment objectives or restrictions of any portfolio in which the divisions invest. We will notify you if there is any such change. You will be able to convert your policy within 60 days after our notice or the effective date of the change, whichever is later.


LAPSE

Your insurance coverage continues as long as your policy cash surrender value is enough to pay all deductions each month. We guarantee your policy not to lapse during the guarantee period, unless there is debt and the cash surrender value is negative.

If there is an outstanding policy loan on which interest is accruing, your policy will lapse if the accrued interest owed on the loan is more than the cash surrender value.

IF THE GUARANTEE PERIOD IS NOT IN EFFECT

Your policy, including all of its attached riders, lapses entirely on any monthly processing date where your cash surrender value is not enough to pay all of the monthly deductions from your investment value.

You have a 61-day grace period beginning on that monthly processing date to avoid lapse of your policy. SEE GRACE PERIOD, PAGE 23. It is important that you pay the full amount we request within the 61-day grace period. If you do not, your policy and all of its riders lapse without value. We then withdraw your remaining account balance from the variable divisions and the fixed account. We deduct amounts which you owe us, including any deferred sales charge, and inform you that the policy has ended.

If the insured person(s) die(s) during the grace period, we pay death proceeds to your beneficiary with reductions for policy loans, accrued loan interest, and monthly deductions owed.

IF THE GUARANTEE PERIOD IS IN EFFECT

If the guarantee period is in effect, your policy's face amount will not lapse during the guarantee period, so long as there is no policy debt. This is true even if your cash surrender value is not enough to cover all of the deductions from your investment value on any monthly processing date. SEE GUARANTEE PERIOD, PAGE 15.

The guarantee period does not protect benefits you may have under riders attached to your policy. These benefits lapse if on any monthly processing date your policy cash surrender value is not enough to pay all monthly deductions from your investment value.

While the guarantee period applies, we reduce your investment value by monthly deductions, but not below zero. We permanently waive monthly deductions which occur during the guarantee period which would reduce your investment value below zero. Deductions resume when there is positive investment value.

|------------------------------|
|        LAPSE SUMMARY         |
|------------------------------|
|    If the     |    If the    |
|   guarantee   |   guarantee  |
| period is in  |   period is  |
|    effect     |    not in    |
|               |    effect    |
|---------------|--------------|
|Your policy    | Your policy  |
|does not lapse | enters the   |
|if you do not  | grace period |
|have enough    | if your cash |
|cash surrender | surrender    |
|value to pay   | value is not |
|the monthly    | enough to    |
|deductions.    | pay the      |
|However, if    | monthly      |
|you have any   | charges.  If |
|riders, they   | you do not   |
|lapse and only | pay enough   |
|your base      | premium to   |
|coverage       | cover the    |
|remains in     | past due     |
|force.         | monthly      |
|Charges for    | charges,     |
|your coverage  | plus the     |
|are deducted   | monthly      |
|each month     | charges      |
|until your     | through the  |
|remaining      | following    |
|investment     | two months,  |
|value is not   | your policy  |
|enough to pay  | lapses.      |
|these charges. |              |
|At this point, |              |
|we waive the   |              |
|monthly        |              |
|charges for    |              |
|the rest of    |              |
|the guarantee  |              |
|period.        |              |
|-------------------------------

GRACE PERIOD

Your policy enters the 61-day grace period if, as of a monthly processing date:

  1. your cash surrender value is negative; and

  2. your guarantee period has expired or terminated.

We notify you that the policy is in a grace period at least 30 days before the grace period ends. We provide this notice to you, or a person to whom you have assigned your policy, at the last address you have listed in our records. We also notify you of the required premium payment amount necessary to reinstate your policy. This amount is generally the amount of past due charges, plus the amount that covers your estimated monthly policy deductions and all riders attached to your policy for the next two months.

If we receive your payment of the required amount before the end of the grace period, we use it to make the overdue deductions.
If there is a remaining balance, we apply it to your investment value in the same manner as your other premium payments.

REINSTATEMENT

If you do not pay enough in premium before the end of the grace period, you may still reinstate your policy and its riders within three years after the grace period.

Unless state law requires differently, we will reinstate your policy and riders if:

  1. you have not surrendered your policy for its cash surrender value;

  2. you provide satisfactory evidence to us that the insured person (and any people insured under your riders) is still insurable according to our normal rules of underwriting for your type of policy; and

  3. You pay us at least the reinstatement cost, which is the minimum payment for which we would then issue the policy based on the attained age and underwriting class of the insured(s) as of the effective date of the reinstatement.

Reinstatement is effective as of the processing date following our approval of your reinstatement application. If you had any policy loans when coverage ended, we reinstate them with accrued loan interest to the date of lapse.

We apply the premiums received after reinstatement according to the premium allocation instructions in effect at the start of the grace period, unless you tell us otherwise.


SURRENDER

You may surrender your policy for its cash surrender value any time while the insured person(s) is/are living. You do this by sending a written request and your policy to our customer service center. You may elect to have this amount paid in a single payment or applied under one or more Income Plans. SEE SETTLEMENT PROVISIONS, PAGE 27.

Your cash surrender value is your investment value, minus any unrecovered deferred charges, plus any accrued general account loan interest credited, minus any policy charges incurred but not yet deducted.
We deduct costs and expenses from your net investment value on the monthly processing date before you surrender your policy. We do not add or pro-rate them at surrender.

We compute your cash surrender value as of the valuation date we receive your surrender request and policy at our customer service center. All insurance coverage ends on that date.

A surrender of your policy may have adverse tax consequences.
SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED
ENDOWMENT CONTRACTS, PAGE 37, AND DISTRIBUTIONS OTHER THAN DEATH
BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS,
PAGE 37.


GENERAL POLICY PROVISIONS

FREE LOOK PERIOD OR RIGHT TO EXAMINE POLICY

You may cancel your policy within the free look period and we will refund any premiums paid without interest. Generally under a Genesis I policy, this period ends 10 days from the date you receive the policy. For purposes of administering our allocation rules, we deem this period as ending 15 days after a policy is mailed from our customer service center. Some states may require a longer free look period.

Under a Genesis Flex policy, the free look period generally ends on the latest of (i) 10 days after you receive your policy, (ii) 45 days from the date you complete part I of the application or enrollment form, or (iii) 10 days from the mailing of the notice of cancellation right.

If you cancel the policy, we will require that you wait six months before applying to us again.

If you cancel your policy during this free look period, you will receive a refund of all premium paid. When you send your cancellation request, your insurance coverage ends.

YOUR POLICY

The entire contract between you and us is the combination of:
  o your policy;
  o a copy of your original application and any applications for an increase or a decrease;
  o all of your riders;
  o endorsements;
  o schedule page for policy changes; and
  o any reinstatement applications.

If you make a change to your coverage, we give you a copy of your application and new schedules. If you sent us your policy, we attach these items to your policy. Otherwise, you need to attach the new application and schedule to your policy. Unless there is fraud, we consider all statements made in an your application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

ATTAINED AGE

We issue your policy at the age of the insured person(s) stated in your policy schedule. This is based on the age of the insured person(s) as of the nearest birthday to the policy date. We determine an insured person's attained age at any given time by adding the number of completed policy years to the age shown in the schedule.

OWNERSHIP

The original owner is the person named in the policy application. If you are so named on your policy application, then you are considered the owner. As owner, you can exercise all rights and receive the benefits during the life of the insured person(s). This includes the right to change the owner, beneficiaries, or method to pay proceeds.

All rights of ownership are limited by the rights of any person who has been assigned rights under the policy, and any irrevocable beneficiary.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the old owner signs the notice. Until we record this change at our customer service center, we will not change any of our actions.
A change in ownership may cause the old owner to recognize taxable income on gain.

BENEFICIARY

You, as owner, name the beneficiary when you apply for your policy. The primary beneficiary who survives the insured person receives the death proceeds payable. Other surviving beneficiaries receive death proceeds only if there is no primary beneficiary who has survived the insured person. If more than one beneficiary survives the insured person, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death proceeds to you as owner, or to your estate.

Once you tell us who you want as beneficiary, we keep this on file. You may name a new beneficiary during the insured person's lifetime. We pay the death proceeds to the most recent beneficiary on file whom you have named.

COLLATERAL ASSIGNMENT

You may assign your policy as security by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's rights (unless the beneficiary was made a permanent beneficiary under an earlier assignment) are subject to the assignment. It is the owner's responsibility to make sure the assignment is valid. If your policy is a modified endowment contract (usually, Genesis I), a collateral assignment of your policy will be treated as a taxable distribution and may be subject to a 10% penalty tax.

INCONTESTABILITY

We can question the validity of your insurance policy if there have been material misstatements in your application. There are limits on how and when we can question your policy.

  o We will not question the statements in your application, attached at issue, if your policy has been in effect for two years from your policy date (during the lifetime of the insured person(s)) or the date specified by state law.

  o We will not question statements in your application for any reinstatement, after the reinstatement has been in effect
     (during the lifetime of the insured person(s)) for two years from the effective date of any reinstatement.

  o We will not question the statements in your application for any coverage change that increases any benefit regarding the insured person (during the lifetime of the insured person(s)) after two years from the effective date of the new increase.

We may revoke this policy if we issued or reinstated your policy based on a false or misleading statement in an application. This includes any reinstatement application.

For survivorship policies, after the second policy anniversary we will send you by certified mail a request for notification of the death of either insured. If the death of either insured has occurred and you fail to reply to such request and provide proof of death of either insured, if applicable, we may contest the validity of coverage under the policy. If their policy is reinstated, this provision will be measured from the effective date of the reinstated policy.

MISSTATEMENTS OF AGE OR GENDER

If an insured person's age or gender has been misstated, we adjust the death benefit. We adjust death benefits to the amount which would have been purchased for the insured person's correct age and gender. We base this on the cost of insurance charges deducted from your investment value on the last monthly processing date before the insured person's death, or as otherwise required by state law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

SUICIDE

If the insured person commits suicide, while sane or insane, within two years of your policy date or date of reinstatement, we limit death benefits to:

     1.   the total of all premiums paid to the time of death minus

     2. the amount of outstanding policy loans and accrued loan interest, minus

     3. any partial withdrawals you have taken, unless state law requires otherwise.

If the insured person has been changed, and the new insured person dies by suicide within two years of the change date, we then limit the death benefit to:

     1.   your cash surrender value as of the change date plus

     2.   the premiums you paid since the change date less

     3. the sum of any increases in policy loans, accrued loan interest, and partial withdrawals taken since the change date.

We make a limited payment to the beneficiary for an increase if the insured commits suicide, while sane or insane within two years of the effective date of the increase. The payment we make is the cost of insurance and any applicable monthly expense charges deducted for such increase.

For survivorship policies, if either insured commits suicide within two years from the policy's issue date, upon notification we will issue coverage to the last surviving insured on a single life basis as of the issue date. If there is no surviving insured, the death benefit will be limited to the amount of the premium payments made.

If the last surviving insured commits suicide within two years of the effective date of any increase in face amount requested by the policyowners, we will terminate the coverage attributable to such increase in face amount and pay only a limited benefit. The limited benefit will be the amount of mortality cost deductions made for such increase.

If the last surviving insured commits suicide within two years of any date we receive and accept an additional premium which requires evidence of insurability, any amount of death benefit which would not be payable except for the fact that the additional premium was made will be limited to the amount of the additional premium.

ESTABLISHING SURVIVORSHIP -- SURVIVORSHIP POLICIES ONLY

If we are unable to determine which of the insureds was the last survivor on the basis of the proofs of death provided to us, we shall consider the insured (not the joint insured) to be the last surviving insured.

PAYMENT

Within seven days after we receive all information required to process a payment, we pay:
  o death proceeds;
  o cash surrender value upon surrender;
  o partial withdrawals; and
  o loan proceeds.

We execute transfers among the variable divisions as of the valuation date of our receipt of your request at our customer service center.

We may, however, delay payment if we contest the policy. We may also delay processing payments from Separate Account A in connection with any of these transactions at any of the following times:
  o  when the NYSE is closed for trading;
  o  when trading on the NYSE is restricted by the SEC;
  o when there is an emergency so that it is not reasonably possible to sell securities in the variable divisions or to determine the value of a divisions assets;
  o when a governmental body with jurisdiction over the separate account allows suspension by its order; or
  o the check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

Any SEC rules and regulations that apply determine whether these conditions exist.

We determine death proceeds on the date of death of the insured person (for survivorship policies, the death of the last surviving insured). The death proceeds are not affected by changes in the value of the variable divisions after the date of death. We pay interest at our stated rate, or at any higher rate required by law, from the insured person's date of death to the date of payment.

We may delay payment for up to six months from our fixed account, unless state law requires otherwise. We may also delay for up to six months payment of any:
  o surrender proceeds;
  o withdrawal amounts; or
  o loan amounts.

We pay interest at our declared rate, or at any higher rate required by law, from the date we receive the request if we delay payment more than 30 days.

NOTIFICATION AND CLAIMS PROCEDURES

We must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice.
We may require you to return your policy for any policy change, or at its surrender.

If the insured person(s) die(s) while your policy is still in force, please let us or your registered representative know as soon as possible. We immediately send you instructions on how to make a claim. As proof of an insured person's death, we may require you provide proof of the insured person's age, and a certified copy of the insured person's death certificate.

The beneficiary and the insured person's next of kin may also need to sign authorization forms. These authorization forms allow us to get information about the insured person. This information may include medical records of doctors and hospitals used by the insured person.

NON-PARTICIPATING

Your policy does not participate in the surplus earnings of Golden American.

DISTRIBUTION OF THE POLICIES

DSI, 1475 Dunwoody Drive, West Chester, PA 19380, is principal underwriter and distributor of the policies, as well as for other policies issued through Account A and other separate accounts of Golden American. DSI is a wholly owned subsidiary of Equitable of Iowa. DSI is a New York corporation and was organized in 1987. DSI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). We pay DSI for acting as principal underwriter under a distribution agreement. The amount we paid under this agreement for all of the policies issued through Separate Account A came to approximately $835,000 for 1996, $1,372,000 for 1997, and
$745,000 for 1998.

DSI will enter into sales agreements with other broker-dealers to sell the policies. These agreements provide for payment of commissions of up to 7% of premiums for the Genesis I policy. Currently, for the Genesis Flex policy, the first year commission will be greater but in no event more than 37 1/2% of premiums with 4.5% commission on renewal premiums. The agreements also provide that applications for policies may be solicited by registered representatives of the broker-dealers appointed by Golden American to sell its variable life insurance and variable annuities. These broker-dealers are registered with the SEC and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities. The offering of the policies will be continuous.

SETTLEMENT PROVISIONS

You may elect to have the beneficiary receive the death proceeds other than in one sum. If you make this election, you must do so during the lifetime of the insured person(s). If you have not made this election, the beneficiary may do so within one year after we receive proof of the death of the insured person(s).
You may also take your cash surrender value in other than one sum.

Plans 1, 2 and 3 are supported by our general account assets and do not vary to reflect investment experience of the Account.
Plan 4 may be supported by a separate account in which case it will vary with investment experience.

Our approval is needed for any plan where:

 (1) the person named to receive payment is other than the owner or beneficiary; or

 (2) the person named is not a natural person, such as a corporation; or

 (3) any income payment would be less than $500.

You may select from these payment options:

Option I:   INCOME FOR A FIXED
            PERIOD:  Payments are
            made in equal
            installments for a
            fixed number of
            years.

Option II:  LIFE INCOME WITH
            PAYOUTS FOR A
            DESIGNATED PERIOD:
            Payments are made to
            the person named in
            equal monthly
            installments and
            guaranteed for at
            least a period
            certain. The period
            certain can be 10 or
            20 years. Other
            periods certain are
            available on request.
            A refund certain may
            be chosen instead.
            Under this
            arrangement, income
            is guaranteed until
            payments equal the
            amount applied.

Option III: JOINT LIFE INCOME:
            Payments are made in
            monthly installments
            as long as at least
            one of two named
            persons is living.
            Payments end
            completely when both
            named persons die.

Option IV:  ANNUITY PLAN:  An
            amount can be used to
            purchase any single
            premium annuity we
            offer.  We will issue
            a written agreement
            putting the plan into
            effect.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided by the plan agreement. The amounts still due are determined as follows:

(1) For plans 1, 2, or any remaining guaranteed payments, payments will be continued. Under plans 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The annual discount interest rate is 3.0% for plan 1 and 3.50% for plan 2. We will, however, base the discount interest rate on the interest rate used to calculate the payments for plans 1 and 2 if such payments were not based on the tables in the policy.

(2) For plan 3, no amounts are payable after both named persons have died.

(3) For plan 4, the annuity agreement will state the amount due, if any.


ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the variable divisions' assets in shares of investment portfolios. We are the legal owner of the shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus, or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your investment value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations, or their interpretations change to allow this.

You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your policy by dividing your investment value allocated to that division by the net asset value of one share of the matching investment portfolio.

We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are:

    1. changes in the fundamental investment policy of a particular investment portfolio, or

    2.  approval of an investment advisory agreement.

MATERIAL CONFLICTS

We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Golden American, and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:
  o  state insurance law or federal income tax law changes;
  o  investment management of an investment portfolio changes; or
  o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable divisions. We cast votes credited to amounts in the variable divisions not credited to policies in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account.

    1.  Change the investment objective.

    2. Offer additional divisions which will invest in portfolios we find appropriate for our policy.

    3.  Eliminate variable divisions.

    4.  Combine two or more variable divisions.

    5. Substitute a new investment portfolio for a portfolio in which the division currently invests. A substitution may become necessary if, in our judgment:
        o  a portfolio no longer suits the purposes of your policy;
        o  there is a change in laws or regulations;
        o there is a change in a portfolio's investment objectives or restrictions;
        o  the portfolio is no longer available for investment; or
        o  another reason a substitution is appropriate.

    6. Transfer assets related to your policy class to another separate account.

    7. Withdraw the separate account from registration under the 1940 Act.

    8. Operate the separate account as a management investment company under the 1940 Act.

    9. Cause one or more divisions to invest in a mutual fund other than, or in addition to, the investment portfolios.

   10.  Stop selling these policies.

   11. End any employer or plan trustee agreement with us under its terms.

   12. Limit or eliminate any voting rights for the separate account.

   13.  Combine our separate account with other accounts.

   14. Make any changes required by the 1940 Act, its rules or regulations.

We will not make a change until it is effective with the SEC, and approved by the appropriate state insurance departments, if necessary. We notify you of changes. If you then wish to transfer the amount you have in the affected division to another variable division, or to the fixed account, you may do so free of charge. Just notify us at our customer service center.

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:
  o your total policy death benefit;
  o your investment value;
  o policy loans, if any, plus accrued interest;
  o your cash surrender value;
  o information about the variable divisions;
  o your account transactions during the previous year showing premiums, allocation changes, deductions, loans or withdrawals.

We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio to you.

We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES, DEDUCTIONS AND REFUNDS

The amount of a charge may not exactly correspond to the cost incurred by us with providing the service or benefits associated with the particular policy. Many charges are not at "cost." For example, the deferred loading may not fully cover all of the sales and distribution expenses actually incurred by us and proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used in part to cover such expenses.


DEDUCTIONS FROM INVESTMENT VALUE

We deduct the charges described below from your investment value.
With respect to any investment value attributable to the Fixed
Account, we will deduct charges from each fixed allocation on a pro rata basis, unless we specify otherwise.

SALES CHARGE

Deductions for Deferred Loading; Recovery of Deferred Loading. Although the sales load is chargeable to each premium payment when we receive it, we defer the loading, and deduct it in equal installments on each policy anniversary over a six year period following our receipt and acceptance of each premium payment. This applies both to the initial and any additional premiums. The deferred loading applicable to each premium payment is 6.0% (a deduction of 1.0% of premium per year). We may lower or waive this load with respect to later premium payments made in connection with Genesis Flex.

If you surrender your policy, we will deduct the total amount of any unrecovered deferred loading from the amount we pay you. We also immediately recover a portion of the deferred loading applicable to an excess partial withdrawal. Collection of a portion of the deferred loading due to an excess partial withdrawal may shorten the period of recovery, or the last installment amount may be reduced. SEE PARTIAL WITHDRAWALS, PAGE 33.

As a result of the deferred loading structure, a positive net rate of return will give a higher cash surrender value and a negative net rate of return will give a lower cash surrender value than would be the case had the deferred loading been deducted from your premium.

The deferred loading covers the costs of distribution, preparing our sales literature, promotional expenses, and other direct and indirect expenses. The amount charged is not specifically related to sales expenses in a particular year. We recover the sales costs over the period all policies remain in effect. We pay the sales expenses from our own resources including:
  o the sales charge; and
  o profit we may earn on other charges we deduct from your policy.

We may reduce or waive the sales charge for certain group or sponsored arrangements, or for corporate purchasers.

TAX CHARGES

Almost all states levy taxes on life insurance premium payments.
These premium taxes vary in amount from state to state from 0% to 3.5%, and may vary from jurisdiction to jurisdiction within a state.

For Genesis I policies, we deduct a premium tax charge equal to 2.40% of premium. Currently, the premium tax charge is deferred and will be deducted in equal annual installments over a six year period (a deduction of 0.40% per year). If you surrender your Genesis I policy, we will deduct the total amount of any unrecovered deferred premium tax charge from the amount we pay you. We reserve the right to change the amount of the premium tax charge for future premium payments to conform to changes in the average premium tax that we expect to pay.

For Genesis Flex policies, the amounts we deduct depend on the state of residence of the insured person(s). These charges range from 2.0% to 3.5% of each premium. We reserve the right to change this percentage for future premium payments to conform with changes in the law or if the insured(s) change(s) state of residence. We deduct the charge from the investment value on the first quarterly processing date following receipt and acceptance of each premium payment. We deduct any charges for premium taxes incurred but not yet deducted from the amount we pay you if you surrender your policy. We return any premium taxes as part of the refund if you cancel your policy during the free look period.

CORPORATE TAX CHARGE

We currently do not but reserve the right to assess a corporate tax charge of up to 1.38% of premiums. The charge will be deducted from the investment value in equal installments on each policy anniversary over a six year period following receipt and acceptance of each premium payment. If you surrender the policy, we will deduct the total amount of any corporate tax charge not yet deducted from the amount we pay you.

ISSUE CHARGES

Per Policy Charge
We charge $200 for policies written on a single life basis and $300 for policies written on a survivorship basis. This charge is incurred on the issue date and deducted from the investment value on the first policy anniversary. We currently waive this charge for the Genesis I policy.

Deferred Face Amount Charge
We assess a charge that is expressed per $1,000 of initial face amount and of any increases in face amount. It will vary based on the age and sex of the insured (the younger insured for survivorship policies) and on whether you choose a Genesis I or Genesis Flex policy. It will never exceed a maximum of $12 per $1,000 of face amount. You incur this charge on the issue date or effective date of any increase in face amount, and we deduct it from the investment value in equal installments on each policy anniversary over a six year period following the effective date of such increase in face amount. We deduct the total amount of any deferred face amount charge not yet deducted when determining the cash surrender value payable if you surrender your policy.

Mortality Cost
We deduct the mortality cost from the investment value on each quarterly processing date. We calculate it as follows:

(1) We determine the Death Benefit as of the beginning of the processing period and adjust it with interest at the rate shown in the policy to the middle of the processing period.

(2) We subtract from (1) the cash surrender value plus any debt as of the beginning of the processing period, adjusted with interest to the end of the processing period. (This is the net amount at risk).

(3) We determine the current cost of insurance rate per $1,000 based on each insured's sex, issue age, years since the policy date and underwriting class.

(4) We multiply the net amount at risk in (2) by (3) and then divide this result by 1,000.

During the guarantee period, in no event will the mortality cost be greater than the amount determined by substituting the tabular value for the cash surrender value plus debt in (2) above and the guaranteed maximum cost of insurance rate per $1,000 for the current cost of insurance rate per $1,000 in (3) above. In addition, the tabular value will be substituted for the Option II death benefit adjustment in calculating the death benefit in (1) above. SEE DEATH BENEFITS, PAGE 13.

Minimum Death Benefit Guarantee Charge
We deduct an amount per $1,000 of tabular net amount at risk. The amount is based on the attained age of the insured (the younger insured for survivorship policies). We deduct the charge from the investment value on each quarterly processing date during the guarantee period. The quarterly charge will never exceed $0.15 per $1,000 of face amount per quarter.

The guaranteed death benefit risks are related to potentially unfavorable investment results. One risk is that the policy's cash surrender value cannot cover the charges due during the guarantee period. Another risk is that we may have to limit the deduction for mortality cost.

Annual Administrative Charge
The annual administrative charge is incurred at the beginning of each policy year and deducted from the investment value at the end of each policy year on the policy anniversary. We deduct any annual administrative charge incurred but not yet deducted from the amount we pay you if the policy is surrendered. If the investment value at the end of a policy anniversary equals or exceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $40 per policy year.

Loan Interest Charge
On each policy anniversary, we calculate the loan interest charge and deduct it from the investment value. This charge is 5.0% annually (accrued daily) of the outstanding loans. Between policy Anniversaries, your cash surrender value will reflect the accrued charge.


DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a charge each day for the mortality and expense risks we take on. This charge is 0.002477% per day of the amount you have in the variable divisions. This is an annual rate of 0.90%.

The mortality risk we assume is that insured people as a group, may live less time than we estimated. We assume an expense risk that other expenses we have in issuing and administering the policies, and in operating the variable divisions are greater than the amount we estimated when we set these charges.

The mortality and expense risk charge does not apply to your investment value which is invested in the fixed account or as loan security in the general account.

Administrative Charge
We charge each division of Account A with a daily asset based charge to cover a portion of the policy administration. The daily charge is at a rate of 0.000276% (equivalent to an annual rate of 0.10%) of the assets in each division. This charge is designed to cover ongoing costs such as:
  o premium billing and collections;
  o claim processing;
  o policy transactions;
  o record keeping;
  o reporting and communications with owners; and
  o other expenses and overhead.

GUARANTEED ISSUE

We may offer policies on a guaranteed issue basis for certain group or sponsored arrangements. When this happens, we issue these policies up to a preset face amount with reduced evidence of insurability requirements. Guaranteed issue policies may carry a different mortality risk to us compared with policies that are fully underwritten. So, we may charge different cost of insurance rates for guaranteed issue policies. The cost of insurance rates under these circumstances may depend on the:
  o issue age of the insured people;
  o size of the group; and
  o total premium the group pays.

Generally, most guaranteed issued policies have higher overall charges for insurance than a similar underwritten policy issued in the standard non-tobacco user, or standard tobacco user class.
This means that an insured person in a group or sponsored arrangement could get individually underwritten insurance coverage at a lower overall cost.

CHARGES FOR ADDITIONAL BENEFITS

On each monthly processing date, we deduct the cost of additional benefits under your riders.

CHANGES IN MONTHLY CHARGES

Changes we make in the cost of insurance charges or charges for additional benefits are for a class of insured persons. We base the new charge on changes in expectations about:
     o investment earnings;
     o mortality;
     o the time policies remain in effect;
     o expenses; and
     o taxes.

New monthly charges will never be more than the guaranteed maximum rates shown in your policy.


POLICY TRANSACTION FEES

We also charge fees for certain transactions you may make in your policy. We take transaction fees from the variable and the fixed accounts in the same proportion that your investment value in each division has to your net investment value immediately after the transaction.

PARTIAL WITHDRAWAL

For our costs, we charge a service fee against your investment value for each partial withdrawal you take after four partial withdrawals in a policy year. The fee is $25. We may also recover deferred sales charges from your investment value. SEE PARTIAL WITHDRAWALS, PAGE 33.

ALLOCATION CHANGES

For our costs, there is a $25 fee for each additional allocation change over twelve per policy year. If you include multiple allocation changes in one request, it counts as one allocation change. There is no fee if you are transferring your investment value into the fixed account under the right to convert feature in your policy. SEE ALLOCATION CHANGES, PAGE 18, AND RIGHT TO CONVERT POLICY, PAGE 22.

FEES AND EXPENSES OF THE PORTFOLIOS

The variable account purchases shares of the investment portfolios at net asset value. This price reflects investment management fees and other direct expenses that are deducted from the portfolio assets. The following table describes these investment management fees and other direct expenses of the investment portfolios.

[end two-column format]

GCG TRUST PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)/1/

                                        Total Annual           Total Annual
                     Investment          Operating     Total    Operating
     Portfolio       Management Other     Expenses    Waivers    Expenses
     ---------         Fees/2/ Expenses   Without       and    With Waivers
                     ----------  /3/    Waivers and  Reductions    and
                               --------  Reductions  ----------Reductions/4/
                                         ----------            ------------
Liquid Asset Series    0.59%      0.00%        0.59%       --         0.59%
  Limited Maturity     0.60%      0.00%        0.60%       --         0.60%
    Bond Series
Global Fixed Income    1.60%      0.05%        1.65%     0.05%        1.60%
       Series
Total Return Series    0.94%      0.04%        0.98%     0.01%        0.97%
Equity Income Series   0.98%      0.00%        0.98%       --         0.98%
Fully Managed Series   0.98%      0.00%        0.98%       --         0.98%
  Rising Dividends     0.98%      0.00%        0.98%       --         0.98%
       Series
  Growth & Income      1.08%      0.00%        1.08%       --         1.08%
       Series
   Growth Series       1.08%      0.01%        1.09%       --         1.09%
Value Equity Series    0.98%      0.00%        0.98%       --         0.98%
  Research Series      0.94%      0.00%        0.94%       --         0.94%
   Mid-Cap Growth      0.94%      0.01%        0.95%       --         0.95%
       Series
 All-Growth Series     0.98%      0.01%        0.99%       --         0.99%
Growth Opportunities   1.10%      0.05%        1.15%       --         1.15%
       Series
  Strategic Equity     0.98%      0.01%        0.99%       --         0.99%
       Series
Capital Appreciation   0.98%      0.00%        0.98%       --         0.98%
       Series
  Small Cap Series     0.98%      0.01%        0.99%       --         0.99%
 Real Estate Series    0.98%      0.01%        0.99%       --         0.99%
 Hard Assets Series    0.98%      0.02%        1.00%       --         1.00%
   Managed Global      1.25%      0.01%        1.26%       --         1.26%
       Series
  Developing World     1.75%      0.08%        1.83%       --         1.83%
       Series
  Emerging Markets     1.75%      0.08%        1.83%       --         1.83%
       Series
_______________________________
/1/ These portfolio expenses are not direct charges against division assets or reductions from contract values. Rather, we factor these portfolio expenses when computing each underlying portfolio's net asset value. We use the share price to calculate the unit values of the divisions. For a more complete description of the portfolios' costs and expenses, see the GCG
Trust Prospectus.

/2/ Fees decline as combined assets increase. See the prospectus for the GCG Trust for more information.

/3/ Other expenses generally consist of independent trustees fees and certain expenses associated with investing in international markets. Other expenses are based on actual expenses for the year ended December 31, 1998, except for portfolios that commenced operations in 1998 where the charges have been annualized.

/4/ Directed Services, Inc. is currently reimbursing expenses to maintain total expenses at 0.97% for the Total Return portfolio and 1.60% for the Global Fixed Income portfolio as shown.
Without this reimbursement, and based on current estimates, total expenses would be 0.98% for the Total Return portfolio and 1.74% for the Global Fixed Income portfolio. This agreement will remain in place through December 31, 1999.

PIMCO VARIABLE INSURANCE TRUST PORTFOLIO ANNUAL EXPENSES  (AS A
PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)/1/

                                        Total Annual           Total Annual
                     Investment          Operating     Total    Operating
     Portfolio       Management Other     Expenses    Waivers    Expenses
     ---------          Fees   Expenses   Without       and    With Waivers
                     --------- -------- Waivers and  Reductions    and
                                         Reductions     /2/    Reductions/2/
                                         ----------  --------- ------------
 PIMCO High Yield    0.50%     0.25%/3/     0.81%      0.06%       0.75%
  Bond Portfolio
 PIMCO StocksPLUS    0.40%     0.25%        0.72%      0.07%       0.65%
 Growth and Income
     Portfolio
_______________________________
/1/ The investment portfolios provided this portfolio expense information. We have not independently verified this information. These portfolio expenses are not direct charges against division assets or reductions from contract values.
Rather, we factor these portfolio expenses when computing each underlying portfolio's net asset value. We use the share price to calculate the unit values of the divisions. For a more complete description of the portfolios' costs and expenses, see the PIMCO Prospectus.

/2/ PIMCO has agreed to waive some or all of its other expenses, subject to potential future reimbursement, to the extent that total expenses for the PIMCO High Yield Bond portfolio and PIMCO StocksPLUS Growth and Income portfolio would exceed 0.75% and 0.65%, respectively, due to payment by the portfolios of their pro rata portion of Trustees' fees. Without this agreement and, based on current estimates, total expenses would be 0.81% for the PIMCO High Yield Bond portfolio and 0.72% for the PIMCO StocksPLUS Growth and Income portfolio.

/3/ Since the PIMCO High Yield Bond portfolio commenced operations on April 30, 1998, other expenses as shown has been annualized for the year ended December 31, 1998.


[two-column format]
GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including our home office employees), corporate purchases, or special exchange programs which we may offer from time to time, we may reduce or waive the:
  o administrative charge;
  o deferred loading;
  o minimum initial premium;
  o minimum additional premium; or
  o other charges normally assessed.

We can reduce or waive these items due to expected economies under a group or sponsored arrangement or with a corporate purchaser. Group arrangements include those in which there is a trustee, an employer, or an association. The group either purchases policies covering a group of individuals on a group basis, or endorses a policy to a group of individuals. Sponsored arrangements include those where an employer or association allows us to offer policies to its employees or members on an individual basis. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application form. We may change these rules from time to time.

Sponsored arrangement corporations may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the deferred sales charge, administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.


OTHER CHARGES

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable division for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable divisions, we may make such a charge in the future.

In several states, we must pay state and local taxes, in addition to any premium taxes which apply. Currently, these taxes are not large. However, if these taxes increase, we may charge for such taxes when they are chargeable to our variable divisions .


TAX CONSIDERATIONS


GENESIS FLEX AND GENESIS I

We designed the Genesis Flex policy to comply with the Life Insurance Premium Payment Test under Federal tax law. As a result, you generally should not be taxed on any loans you receive under a Genesis Flex policy. The Genesis I policy will not comply with the Life Insurance Premium Payment Test and thus will be a "modified endowment contract" under Federal tax law. Loans, partial withdrawals and surrenders under a Genesis I policy may be taxable in whole or in part and may also be subject to a 10% penalty tax.

 The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws . No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY

The Genesis Flex and Genesis I policies were designed to qualify as a life insurance contracts under the Internal Revenue Code.
All terms and provisions of the policies shall be construed in a manner which is consistent with that design.

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We believe all our policies satisfy the applicable requirements. However, there is very little guidance, with respect to policies issued on a substandard basis and policies issued on a survivorship basis. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.


DIVERSIFICATION REQUIREMENTS

In addition to meeting the Code Section 7702 tests, Code Section 817(h) requires separate account investments, such as our variable account, to be "adequately diversified." The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable division must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code
Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable divisions' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values.
These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in the Treasury's regulations or rulings that it expects to issue. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary. However, there are exceptions to this general rule. Federal, state and local transfer, estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be taxed on any of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is a "Modified Endowment Contract."

Special rules may apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies at to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.


MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

  2. Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  3. A 10% additional income tax may be imposed on the amount subject to tax. Consult a tax adviser to determine whether you may be subject to this penalty tax.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE
NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first fifteen policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions.
However, the tax consequences of Preferred Loans are uncertain.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10% additional income tax.


INVESTMENT IN THE POLICY

Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.


POLICY LOANS

In general, interest on a policy loan will not be deductible.
Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.


SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy, or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 transactions. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply where a policy is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments, or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may:
  o make changes to your policy or its riders;
  o require you to make additional premium payments; or
  o make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same to all affected policies. We will give you advance notice of this change.

The tax law limits the amount we can charge for mortality costs and other expenses used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges and other charges reasonably expected to be paid. The Treasury issued proposed regulations on what it considers reasonable for mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.

Additionally, assuming that you do not want your policy to be or to become a Modified Endowment Contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to make sure that your policy continues to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's investment value and death benefit.

Any increase in your death benefit will cause an increase in your cost of insurance charges.


OTHER

Policy owners may use our policies in various arrangements, including:
  o qualified plans;
  o non-qualified deferred compensation or salary continuance plans;
  o split dollar insurance plans;
  o executive bonus plans;
  o retiree medical benefit plans; and
  o other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. So, if you want to use any of our policy in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

The favorable tax treatment of Section 101(a) will not apply to benefits paid at maturity of the policy (Attained Age 100).

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

Depending on your particular jurisdiction and the circumstances of you and your beneficiary, tax consequences of ownership or receipt of your policy benefits will vary. These taxes include federal estate and gift taxes, and state and local inheritance taxes.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a policy, the federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the plan annually. If a policy is distributed to you from the plan, the cash value is immediately taxable to the extent it exceeds your basis. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the balance of the proceeds will generally be taxable to the extent it exceeds the participant's cost basis in the policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.


OUR INCOME TAXES

Under current law we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves (except to the extent the federal deferred acquisition cost may be considered such a tax). Consequently, no charge is currently being made to any division of our variable account for our federal income taxes. We reserve the right, however, to make such a charge in the future if the tax law changes and we incur federal income tax which is attributable to the variable account.

We must pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At the present time, these taxes are not substantial. However, if these taxes increase, we reserve the right to charge for such taxes when they are attributable to our variable account.


YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE
INFORMATION ON FEDERAL, STATE, LOCAL, AND OTHER TAX
CONSIDERATIONS.


ILLUSTRATIONS

The following tables are intended to show how the policy works.
This includes how benefits and values can vary over a long period of time. Each table also compares these values with total premiums paid with interest. The policies illustrated include:

[following table in not in two-column format]

                                                                         Stated
                          Tobacco User      Type of        Basis of       Death     Initial
  Gender         Age         Status          Policy         Policy       Benefit    Premium
  ------         ---         ------          ------         ------       ------     -------
   Male          30        Non-tobacco     Genesis I        Single      $507,639    $100,000
                              User
   Male          55        Non-tobacco    Genesis Flex      Single      $181,432     $10,000
                              User
   Male          45        Non-tobacco    Genesis Flex   Survivorship   $258,618     $10,000
                              User

The tables show how death benefits, investment values, and cash surrender values of a hypothetical policy could vary over an extended period of time, assuming the variable divisions had constant hypothetical gross annual investment returns of 0%, 6%, or 12% over the periods indicated in each table. The amounts shown would differ if we had used female or unisex rates.

Values would differ from those in the tables if the annual investment returns were not constant.

These illustrations assume there are no policy loans, and that no premium has been allocated to the fixed account.

The third column of each table shows what would happen if an amount equal to the assumed premiums were invested to earned interest after taxes, of 5% compounded annually.

We illustrate premium payments as if they were made at the beginning of the year.

The difference between the investment value and the cash surrender value in the first six years of the policy shows the effect of the deferred sales charge.

The tables show the net investment return on your policy is lower than the gross investment return on the variable divisions. We show this effect in the amounts for death benefits, investment values and cash surrender values. This effect is due to deductions from premiums, the mortality and expense risk charge, monthly deductions, cost of insurance rider charges, and deferred sales charges. The tables show charges at the maximum rates we guarantee in our policies.

The tables also reflect the effect on each division's investment performance of the portfolio charge for management and portfolio expenses.

The tables reflect annual investment management fees of 1.015% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment management fees applying to the investment portfolios for the years ending December 31, 1998.
We assume other portfolio expenses at the rate of 0.035% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1998 after any reimbursement by the investment portfolio managershas been made.
The average of all portfolios' total expense is 1.05%. Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are net amounts shown after reimbursement of expenses by portfolio's investment manager. Absent such reimbursement, the average total expenses, average investment management fees, and average other portfolio expenses used in the illustrations would be higher
1.06%, 1.015, and 0.04, respectively). The tables assume that the current expense reimbursement arrangements will continue. However, they may not continue through 1999.

The effect of these charges and expenses, and mortality and expense risk charges result in a net rate of return of:
  o (2.04)% on a 0% gross rate of return;
  o 3.90% on a 6% gross rate of return; and
  o 9.84% on a 12% gross rate of return

The tables assume that charges have been deducted. This includes administrative and sales charges. The tables show that we do not currently charge against the variable account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits, account values, and cash surrender values.

If we are asked to do so, we will give a comparable personal illustration based on:
  o the insured person's age and gender;
  o the insured person's underwriting classification;
  o initial face amount; and
  o premiums consistent with your policy form.

At issue, we deliver an individualized illustration showing the premium you chose and the insured person's actual risk class. After we issue the policy, if you ask us to, we will give you an illustration of future policy benefits. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value.

[end two-column format]

TABLE 1:  SINGLE LIFE GENESIS I POLICY

MALE ISSUE AGE:  30,  NON-SMOKER   GUARANTEE PERIOD AT ISSUE:  LIFE
INITIAL PREMIUM:  $100,000    FACE AMOUNT:  $507,639

GUARANTEED MAXIMUM MORTALITY COSTS



                         TOTAL PREMIUMS                 END OF YEAR
                            PAID PLUS                  DEATH BENEFIT(2)
                       INTEREST AT 5% AS OF     ASSUMING HYPOTHETICAL GROSS
POLICY YEAR   PAYMENTS(1)  END OF YEAR          ANNUAL INVESTMENT RETURN OF
                                                  0%          6%         12%
------------------------------------------------------------------------------
    1         $100,000     $105,000           $507,639    $507,639    $515,695
    2                       110,250            507,639     507,639     538,108
    3                       115,763            507,639     507,639     561,993
    4                       121,551            507,639     507,639     587,440
    5                       127,628            507,639     507,639     614,529
    6                       134,010            507,639     507,639     643,345
    7                       140,710            507,639     507,639     678,262
    8                       147,746            507,639     507,639     715,185
    9                       155,133            507,639     507,639     754,226
   10                       162,889            507,639     507,639     795,502
   15                       207,893            507,639     507,639   1,040,044
   20                       265,330            507,639     507,639   1,362,498
   30                       432,194            507,639     507,639   2,346,857

                       END OF YEAR                        END OF YEAR
                     INVESTMENT VALUE (2)          CASH SURRENDER VALUE(2)
                ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY YEAR     0%          6%         12%        0%          6%         12%
------------------------------------------------------------------------------
1           $ 93,433    $ 99,243   $105,044   $ 88,095$     93,905    $ 99,706
2             89,567     101,134    113,354     85,297      96,863     109,083
3             85,774     103,091    122,445     82,571      99,888     119,242
4             82,043     105,111    132,385     79,908     102,975     130,250
5             78,371     107,191    143,251     77,304     106,123     142,183
6             74,750     109,328    155,121     74,750     109,328     155,121
7             72,246     112,591    169,156     72,246     112,591     169,156
8             69,759     115,947    184,475     69,759     115,947     184,475
9             67,287     119,396    201,191     67,287     119,396     201,191
10            64,822     122,936    219,423     64,822     122,936     219,423
15            52,479     141,988    338,353     52,479     141,988     338,353
20            39,743     163,226    520,383     39,743     163,226     520,383
30             9,818     210,063  1,208,126      9,818     210,063   1,208,126


(1) All payments are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

TABLE 2:  SINGLE LIFE GENESIS FLEX POLICY

MALE ISSUE AGE:  55, NON-SMOKER    GUARANTEE PERIOD AT ISSUE:  6.50 YEARS(1)
INITIAL PREMIUM:  $10,000     FACE AMOUNT:  $181,432

GUARANTEED MAXIMUM MORTALITY COSTS

                         TOTAL PREMIUMS                 END OF YEAR
                            PAID PLUS                  DEATH BENEFIT(2)
                       INTEREST AT 5% AS OF     ASSUMING HYPOTHETICAL GROSS
POLICY YEAR   PAYMENTS(1)  END OF YEAR          ANNUAL INVESTMENT RETURN OF
                                                  0%          6%         12%
------------------------------------------------------------------------------
    1          $10,000     $ 10,500           $181,432    $181,432    $181,432
    2           10,000       21,525            181,432     181,432     181,432
    3           10,000       33,101            181,432     181,432     181,432
    4           10,000       45,256            181,432     181,432     181,432
    5           10,000       58,019            181,432     181,432     181,432
    6           10,000       71,420            181,432     181,432     181,432
    7           10,000       85,491            181,432     181,432     181,432
    8           10,000      100,266            181,432     181,432     181,432
    9           10,000      115,779            181,432     181,432     199,357
   10 (age 65)  10,000      132,068            181,432     181,432     227,309
   15                       168,556            181,432     181,432     295,069
   20                       215,125            181,432     181,432     387,377
   30 (age 85)              350,415            181,432     181,432     669,410

                       END OF YEAR                        END OF YEAR
                     INVESTMENT VALUE (2)          CASH SURRENDER VALUE(2)
                ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY YEAR     0%          6%         12%        0%          6%         12%
------------------------------------------------------------------------------
   1        $  7,552    $  8,103   $  8,655   $  6,184    $  6,735    $  7,287
   2          14,990      16,560     18,198     13,395      14,966      16,604
   3          22,125      25,195     28,527     20,404      23,475      26,807
   4          28,973      34,025     39,730     27,226      32,278      37,983
   5          35,547      43,064     51,904     33,874      41,390      50,230
   6          41,864      52,331     65,176     40,364      50,831      63,676
   7          48,217      62,125     79,968     46,717      60,625      78,468
   8          54,449      72,310     96,299     52,949      70,810      94,799
   9          60,587      82,925    114,236     59,087      81,425     112,736
  10 (age 65) 66,745      94,101    133,594     65,245      92,601     132,094
  15          49,702     101,884    195,020     49,702     101,884     195,020
  20          32,727     109,517    283,140     32,727     109,517     283,140
30 (age 85)        0     116,568    566,064        0       116,568     566,064


(1) If all planned premiums are paid as illustrated the Guarantee Period after the last payment will be for life.
(2) All payments are illustrated as if made at the beginning of the Policy Year.
(3) Assumes no policy loan or partial withdrawal has been made.
(4) Guarantee Period applies.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

TABLE 3:  JOINT AND LAST SURVIVOR GENESIS FLEX POLICY

MALE ISSUE AGE:  55, NON-SMOKER    FEMALE ISSUE AGE:  55, NON-SMOKER
INITIAL PREMIUM:  $10,000     FACE AMOUNT:  $258,618
GUARANTEE PERIOD AT ISSUE:  18.00 YEARS(1)

GUARANTEED MAXIMUM MORTALITY COSTS

                         TOTAL PREMIUMS                 END OF YEAR
                            PAID PLUS                  DEATH BENEFIT(2)
                       INTEREST AT 5% AS OF     ASSUMING HYPOTHETICAL GROSS
POLICY YEAR   PAYMENTS(1)  END OF YEAR          ANNUAL INVESTMENT RETURN OF
                                                  0%          6%         12%
------------------------------------------------------------------------------
    1          $10,000     $ 10,500           $258,618    $258,618    $258,618
    2           10,000       21,525            258,618    258,618      258,618
    3           10,000       33,101            258,618    258,618      258,618
    4           10,000       45,256            258,618    258,618      258,618
    5           10,000       58,019            258,618    258,618      258,618
    6           10,000       71,420            258,618    258,618      258,618
    7           10,000       85,491            258,618    258,618      258,618
    8           10,000      100,266            258,618    258,618      258,618
    9           10,000      115,779            258,618    258,618      288,628
   10 (age 65)  10,000      132,068            258,618    258,618      423,066
   20           10,000      215,125            258,618    258,618      554,848
 30 (age 85)                350,415            258,618    258,618      957,659

                       END OF YEAR                        END OF YEAR
                     INVESTMENT VALUE (2)          CASH SURRENDER VALUE(2)
                ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY YEAR     0%          6%         12%        0%          6%         12%
------------------------------------------------------------------------------
   1        $  8,752    $  9,332   $  9,912   $  7,444    $  8,024    $  8,604
   2          17,500      19,201     20,972     15,953      17,655      19,425
   3          25,940      29,325     32,989     24,255      27,640      31,304
   4          34,075      39,711     46,056     32,352      37,988      44,332
   5          41,910      50,367     60,272     40,248      48,705      58,610
   6          49,447      61,299     75,750     47,947      59,799      74,250
   7          56,950      72,777     92,875     55,450      71,277      91,375
   8          64,256      84,657    111,729     62,756      83,157     110,229
   9          71,365      96,951    132,360     69,865      95,451     130,860
  10 (age 65) 78,358     109,753    154,889     76,858     108,253     153,389
  15          65,429     126,882    239,026     65,429     126,882     239,026
  20          51,721     145,350    365,414     51,721     145,350     365,414
  30 (age 85)  9,848     171,724    786,708      9,848     171,724     786,708


(1) If all planned premiums are paid as illustrated the Guarantee Period after the last payment will be for life.
(2) All payments are illustrated as if made at the beginning of the Policy Year.
(3) Assumes no policy loan or partial withdrawal has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE SERIES OF THE TRUST. THE DEATH BENEFIT, INVESTMENT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY GOLDEN AMERICAN LIFE INSURANCE COMPANY OR ACCOUNT A OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

[two-column format]
ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS


Name, Age and Address*      Position and Offices with
                            Golden American
----------------------      -------------------------

BarnettChernow (49)         President and Director

Myles R. Tashman (56)       Director, Executive Vice
                            President, General
                            Counsel and Secretary

R. Brock Armstrong (52)     Director and Chairman of
5780 Powers Ferry Rd., NW   the Board of Directors
Atlanta, GA  30327

Michael W. Cunningham (50)  Director
5780 Powers Ferry Rd., NW
Atlanta, GA  30327

Linda B. Emory (60)         Director
5780 Powers Ferry Rd., NW
Atlanta, GA  30327

Phillip R. Lowery (46)      Director
5780 Powers Ferry Rd., NW
Atlanta, GA  30327

James R. McInnis (51)       Executive Vice President

Stephen J. Preston (41)     Executive Vice President
                            and Chief Actuary

E. Robert Koster (40)       Senior Vice President and
                            Chief Financial
                            Officer

Patricia M. Corbett (34)    Treasurer
909 Locust Avenue
Des Moines, IA  50309

David L. Jacobson (49)      Senior Vice President
                            and Assistant Secretary

William B. Lowe (34)        Senior Vice President
909 Locust Avenue
Des Moines, IA  50309

Ronald R. Blasdell (45)     Senior Vice Presidnet

Steven G. Mandel (39)       Senior Vice President
__________________
*  Except as noted, all directors and officers are located at
Golden American's office at 1475 Dunwoody Drive, West Chester, PA
19380

Each director is elected to serve for one year or until the next annual meeting of shareholders or until his or her successor is elected. Some directors are directors of insurance company affiliates of Golden American. The principal positions of Golden American's directors and senior executive officers for the past five years are listed below:

Mr. Barnett Chernow became President of Golden American Life and of First Golden American Life Insurance Company of New York ("First Golden") in April, 1998. From 1993 to 1998, Mr. Chernow served as Executive Vice President of Golden American. From 1996 to 1998, Mr. Chernow also served as Executive Vice President of First Golden. He was elected to serve as a Director of Golden in April of 1998 and First Golden in June, 1996.

Mr. Myles R. Tashman joined Golden American in August, 1994 as Senior Vice President and was named Executive Vice President, General Counsel and Secretary effective January 1, 1996. He has also served as a Director, Executive Vice President, General Counsel and Secretary to First Golden since June, 1996. He was elected to serve as a director of Golden American in January, 1998.

Mr. R. Brock Armstrong was elected to serve as a Director and Chairman of the Board of Directors in April, 1999. He was elected to serve as a Director of First Golden, in December 1998, a Director and President of Equitable Life Insurance Company of Iowa in April, 1999. He became a Group Executive of ING Group in October 1998. Prior to October 1998, Mr. Armstrong was Senior Vice President, The Prudential Insurance Company of America, from April 1997 to October 1998; Executive Vice President, London Insurance Group, From August 1994 to April 1997; President and Chief Financial Officer of Security First Group, From August 1991 to August 1994.

Mr. Michael W. Cunningham became a Director of Golden American and First Golden in April, 1999. Also, he has served as a Director of Life of Georgia and Security Life of Denver since 1995. Currently, he serves as Executive Vice President and Chief Financial Officer of ING North America Insurance Corporation, and has worked for them since 1991.

Ms. Linda B. Emory became a Director of Golden American in April 1999. Since September 1995, she has served as a Director for Life Insurance Company of Georgia, Southland Life Insurance Company, Security Life of Denver, Midwestern United Life Insurance Company, First ING of New York and Columbine Insurance Company. Also, she is an Executive Vice President of ING North America Insurance Corporation.

Mr. Phillip R. Lowery became a Director of Golden American in
April, 1999.  Presently, he is Executive Vice President and Chief
Actuary for ING FSI North America a position he has held since
1990.

Mr. James R. McInnis joined Golden American in December, 1997 as
Executive Vice President. From 1982 through November, 1997, he was with the Endeavor Group and held various offices, including
President at the time of his departure.

Mr. E. Robert Koster was elected Senior Vice President and Chief
Financial Officer of Golden American in September 1998.  From
August,
1984 to September, 1998 he has held various positions with ING companies in The Netherlands.

Ms. Patricia M. Corbett was elected Treasurer of Golden American in December 1998. She joined Equitable Life Insurance Company of Iowa in 1987 and is currently Treasurer and Assistant Vice President of Equitable Life and USG Annuity & Life Company.

Mr. David L. Jacobson joined Golden American in November 1993 as
Senior Vice President and Assistant Secretary.

Mr. Stephen J. Preston joined Golden American in December, 1993 as Senior Vice President, Chief Actuary and Controller. He became an
Executive Vice President and Chief Actuary in June 1998.

Mr. William B. Lowe joined Equitable Life as Vice President, Sales & Marketing in January 1994. He became a Senior Vice President, Sales & Marketing, of Golden American in August 1997. He was also President of Equitable of Iowa Securities Network, Inc. until October 1998. Prior to joining Equitable Life, he was an Associate Vice President of
Lincoln Benefit Life from July 1990 through December 1993.

Mr. Steven G. Mandel joined Golden American in October 1988 and became a Senior Vice President in June 1998.

Mr. Ronald R. Blasdell joined Golden American in February 1994 and became a Senior Vice President in June 1998. Prior to joining Golden American, he was with United Pacific Life
Insurance Company,
from November 1988 to November 1993.

REINSURANCE

Golden American reinsures all or a portion of the mortality risks under the policies with one or more appropriately licensed insurance companies.


ADDITIONAL INFORMATION

Additional information may be obtained from our customer service center, the address and telephone number of which are on the cover of this prospectus.


STATE REGULATION

We are regulated and supervised by the Insurance Department of the State of Delaware, which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of these policies may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal validity of the policies described in this prospectus has been passed on by Myles R. Tashman, Executive Vice President, General Counsel and Secretary of Golden American. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to Federal securities laws.


LEGAL PROCEEDINGS

Golden American and its affiliates, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Golden American believes that at the present time, there are no pending or threatened lawsuits that are reasonably like to have a material adverse impact on Separate Account A or Golden American.


EXPERTS

The financial statements of Golden American Life Insurance Company and Separate Account A appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Stephen J. Preston, F.S.A., MAAA, as stated in his opinion filed as an exhibit to the Registration Statement we filed with the SEC.

REGISTRATION STATEMENT

We have filed a Registration Statement relating to the Variable Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. You will have to pay a fee for the material.

                      FINANCIAL STATEMENTS


REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Golden American Life Insurance Company

We have audited the accompanying consolidated balance sheets of Golden American Life Insurance Company as of December 31, 1998 and 1997, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for the year ended December 31, 1998 and for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golden American Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for the year ended December 31, 1998 and for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996 in conformity with generally accepted accounting principles.


                                             /S/Ernst & Young LLP




Des Moines, Iowa
February 12, 1999

                         GOLDEN AMERICAN LIFE INSURANCE
                           CONSOLIDATED BALANCE SHEETS
                    (Dollars in thousands, except per share data)


                                                  POST-MERGER
                                     ------------------------------------
                                     December 31, 1998  December 31, 1997
                                     -----------------  -----------------
ASSETS
Investments:
  Fixed maturities, available for
    sale, at fair value (cost:
    1998 - $739,772; 1997 -
    $413,288)......................     $  741,985        $  414,401
  Equity securities, at fair value
    (cost: 1998 - $14,437; 1997 -
    $4,437)........................         11,514             3,904
  Mortgage loans on real estate....         97,322            85,093
  Policy loans.....................         11,772             8,832
  Short-term investments...........         41,152            14,460
                                        ----------        ----------
Total investments..................        903,745           526,690
Cash and cash equivalents..........          6,679            21,039
Due from affiliates................          2,983               827
Accrued investment income..........          9,645             6,423
Deferred policy acquisition costs..        204,979            12,752
Value of purchased insurance in
  force............................         35,977            43,174
Current income taxes recoverable...            628               272
Deferred income tax asset..........         31,477            36,230
Property and equipment, less
  allowances for depreciation
  of $801 in 1998 and $97 in 1997..          7,348             1,567
Goodwill, less accumulated
  amortization of $4,408 in 1998
  and $630 in 1997.................        146,719           150,497
Other assets.......................          6,239               755
Separate account assets............      3,396,114         1,646,169
                                        ----------        ----------
Total assets.......................     $4,752,533        $2,446,395
                                        ==========        ==========


                      See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE
                    CONSOLIDATED BALANCE SHEETS
           (Dollars in thousands, except per share data)

                                                  POST-MERGER
                                     ------------------------------------
                                     December 31, 1998  December 31, 1997
                                     -----------------  -----------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities and accruals:
 Future policy benefits:
 Annuity and interest sensitive life
   products.........................     $  881,112        $  505,304
 Unearned revenue reserve...........          3,840             1,189
 Other policy claims and benefits...             --                10
                                         ----------        ----------
                                            884,952           506,503

Line of credit with affiliate.......             --            24,059
Surplus notes.......................         85,000            25,000
Due to affiliates...................             --                80
Other liabilities...................         32,573            17,271
Separate account liabilities........      3,396,114         1,646,169
                                         ----------        ----------
                                          4,398,639         2,219,082

Commitments and contingencies

Stockholder's equity:
 Common stock, par value $10 per share,
   authorized,issued and outstanding
   250,000 shares...................          2,500            2,500
 Additional paid-in capital.........        347,640          224,997
 Accumulated other comprehensive
   income (loss)....................           (895)             241
 Retained earnings (deficit)........          4,649             (425)
                                         ----------       ----------
Total stockholder's equity..........        353,894          227,313
Total liabilities and stockholder's
  equity............................     $4,752,533       $2,446,395
                                         ==========       ==========


                      See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE
               CONSOLIDATED STATEMENTS OF OPERATIONS
                      (Dollars in thousands)


                                           POST-MERGER             |          POST-ACQUISITION           | PRE-ACQUISITION
                              ------------------------------------ | ----------------------------------- | ---------------
                                                  For the period   | For the period     For the period   | For the period
                                 For the year     October 25,1997  | January 1,1997     August 14, 1996  | January 1, 1996
                                     ended            through      |     through            through      |     through
                              December 31, 1998  December 31, 1997 | October 24, 1997  December 31, 1996 | August 13, 1996
                              -----------------  ----------------- | ----------------  ----------------- | ---------------
                                                                   |                                     |
REVENUES:                                                          |                                     |
 Annuity and interest sensitive                                    |                                     |
  life product charges........    $  39,119           $  3,834     |     $ 18,288           $ 8,768      |     $12,259
 Management fee revenue.......        4,771                508     |        2,262               877      |       1,390
 Net investment income........       42,485              5,127     |       21,656             5,795      |       4,990
 Realized gains (losses) on                                        |                                     |
  investments.................       (1,491)                15     |          151                42      |        (420)
 Other income.................        5,569                236     |          426               486      |          70
                                  ---------           --------     |     --------           -------      |     -------
                                     90,453              9,720     |       42,783            15,968      |      18,289
                                                                   |                                     |
                                                                   |                                     |
INSURANCE BENEFITS AND EXPENSES:                                   |                                     |
Annuity and interest sensitive                                     |                                     |
 life benefits:                                                    |                                     |
 Interest credited to account                                      |                                     |
  balances.....................      94,845              7,413     |       19,276             5,741      |       4,355
 Benefit claims incurred in                                        |                                     |
  excess of account balances...       2,123                 --     |          125             1,262      |         915
 Underwriting, acquisition                                         |                                     |
  and insurance expenses:                                          |                                     |
  Commissions..................     121,171              9,437     |       26,818             9,866      |      16,549
  General expenses.............      37,577              3,350     |       13,907             5,906      |       9,422
  Insurance taxes..............       4,140                450     |        1,889               672      |       1,225
  Policy acquisition costs                                         |                                     |
    deferred...................    (197,796)           (13,678)    |      (29,003)          (11,712)     |     (19,300)
  Amortization:                                                    |                                     |
   Deferred policy acquisition                                     |                                     |
     costs.....................       5,148                892     |        1,674               244      |       2,436
   Value of purchased insurance                                    |                                     |
     in force..................       4,724                948     |        5,225             2,745      |         951
  Goodwill.....................       3,778                630     |        1,398               589      |          --
                                  ---------          ---------     |     --------            ------      |     -------
                                     75,710              9,442     |       41,309            15,313      |      16,553
                                                                   |                                     |
Interest expense...............       4,390                557     |        2,082                85      |          --
                                  ---------          ---------     |     --------            ------      |     -------
                                     80,100              9,999     |       43,391            15,398      |      16,553
                                  ---------          ---------     |     --------            ------      |     -------
Income (loss) before income                                        |                                     |
  taxes........................      10,353               (279)    |         (608)              570      |       1,736
                                                                   |                                     |
Income taxes...................       5,279                146     |       (1,337)              220      |      (1,463)
                                  ---------          ---------     |     --------            ------      |     -------
Net income (loss)..............   $   5,074          $    (425)    |     $    729           $   350      |    $  3,199
                                  =========          =========     |     ========           =======      |    ========


                      See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE
    CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                      (Dollars in thousands)


                                                                       Accumulated
                                             Redeemable   Additional      Other       Retained          Total
                                   Common    Preferred      Paid-in   Comprehensive   Earnings      Stockholder's
                                   Stock       Stock        Capital   Income (Loss)   (Deficit)        Equity
                                   ------------------------------------------------------------------------------
                                                                   PRE-ACQUISITION
                                   ------------------------------------------------------------------------------
Balance at January 1, 1996........ $2,500     $50,000     $  45,030     $   658         $  (63)      $  98,125
 Comprehensive income:
  Net income......................     --          --            --          --          3,199           3,199
  Change in net unrealized
   investment gains  (losses).....     --          --            --      (1,175)            --          (1,175)
 Comprehensive income.............                                                                       2,024
 Preferred stock dividends........     --          --            --          --           (719)           (719)
                                    ------    -------      --------     -------         ------       ---------
Balance at August 13, 1996........ $2,500     $50,000     $  45,030    $   (517)        $2,417       $  99,430
                                   ======     =======      ========    ========         ======       =========

                                   ------------------------------------------------------------------------------
                                                                  POST-ACQUISITION
                                   ------------------------------------------------------------------------------
Balance at August 14, 1996........ $2,500     $50,000     $  87,372          --             --        $139,872
 Comprehensive income:
  Net income......................     --          --            --          --         $  350             350
  Change in net unrealized
   investment gains (losses)......     --          --            --     $   262             --             262
 Comprehensive income.............                                          612
 Contribution of preferred stock
  to additional paid-in capital...     --     (50,000)       50,000          --             --             --
                                    ------    -------      --------     -------         ------       --------
Balance at December 31, 1996......   2,500         --       137,372         262            350        140,484
 Comprehensive income:
  Net income......................      --         --            --          --            729            729
  Change in net unrealized
   investment gains (losses)......      --         --            --       1,543             --          1,543
 Comprehensive income.............                                        2,272
 Contribution of capital..........      --         --         1,121          --             --          1,121
                                    ------    -------      --------     -------         ------       --------
Balance at October 24, 1997         $2,500         --      $138,493      $1,805         $1,079       $143,877
                                    ======    =======      ========      ======         ======       ========


                                   ------------------------------------------------------------------------------
                                                                     POST-MERGER
                                   ------------------------------------------------------------------------------
Balance at October 25, 1997.......  $2,500         --      $224,997          --             --      $227,497
 Comprehensive income loss:
   Net loss.......................      --         --            --          --         $ (425)         (425)
  Change in net unrealized
   investment gains (losses)......      --         --            --     $   241             --           241
 Comprehensive loss...............                                                                      (184)
                                    ------    -------      --------     -------         ------       --------
Balance at December 31, 1997......   2,500         --       224,997         241           (425)      227,313
 Comprehensive income:
  Net income......................      --         --            --          --          5,074         5,074
  Change in net unrealized
   investment gains (losses)......      --         --            --      (1,136)            --        (1,136)
 Comprehensive income.............                                                                     3,938
 Contribution of capital..........      --         --       122,500          --             --       122,500
 Other............................      --         --           143          --             --           143
                                    ------    -------      --------     -------         ------      --------
Balance at December 31, 1998......  $2,500         --      $347,640     $  (895)        $4,649      $353,894
                                    ======    =======      ========     =======         ======      ========

                      See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE
               CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (Dollars in thousands)



                                           POST-MERGER             |          POST-ACQUISITION           | PRE-ACQUISITION
                              ------------------------------------ | ----------------------------------- | ---------------
                                                  For the period   | For the period     For the period   | For the period
                                 For the year     October 25,1997  | January 1,1997     August 14, 1996  | January 1, 1996
                                     ended            through      |     through            through      |     through
                              December 31, 1998  December 31, 1997 | October 24, 1997  December 31, 1996 | August 13, 1996
                              -----------------  ----------------- | ----------------  ----------------- | ---------------
                                                                   |                                     |
OPERATING ACTIVITIES                                               |                                     |
Net income (loss)............     $   5,074           $   (425)    |     $    729           $    350     |     $   3,199
Adjustments to reconcile net                                       |                                     |
 income (loss) to net cash                                         |                                     |
 provided by (used in)                                             |                                     |
 operations:                                                       |                                     |
 Adjustments related to annuity                                    |                                     |
  and interest sensitive life                                      |                                     |
  products:                                                        |                                     |
  Interest credited and other                                      |                                     |
   charges on interest                                             |                                     |
   sensitive products........         94,690             7,361     |       19,177              5,106     |         4,472
  Change in unearned                                               |                                     |
   revenues..................          2,651             1,189     |        3,292              2,063     |         2,084
 Decrease (increase) in                                            |                                     |
  accrued investment income..         (3,222)            1,205     |       (3,489)              (877)    |        (2,494)
 Policy acquisition costs                                          |                                     |
  deferred...................       (197,796)          (13,678)    |      (29,003)           (11,712)    |       (19,300)
 Amortization of deferred                                          |                                     |
  policy acquisition costs...          5,148               892     |        1,674                244     |         2,436
 Amortization of value of                                          |                                     |
  purchased insurance in                                           |                                     |
  force......................          4,724               948     |        5,225              2,745     |           951
 Change in other assets,                                           |                                     |
  other liabilities and                                            |                                     |
  accrued income taxes.......          9,891             4,205     |       (8,944)               (96)    |         4,672
 Provision for depreciation                                        |                                     |
  and amortization...........          8,147             1,299     |        3,203              1,242     |           703
 Provision for deferred                                            |                                     |
  income taxes...............          5,279               146     |          316                220     |        (1,463)
 Realized (gains) losses on                                        |                                     |
  investments................          1,491               (15)    |         (151)               (42)    |           420
                                   ---------          --------     |      --------           --------    |     ---------
Net cash provided by (used                                         |                                     |
 in)operating activities.....        (63,923)            3,127     |       (7,971)              (757)    |        (4,320)
                                                                   |                                     |
INVESTING ACTIVITIES                                               |                                     |
Sale, maturity or repayment                                        |                                     |
of investments:                                                    |                                     |
 Fixed maturities - available                                      |                                     |
  for sale                           145,253             9,871     |       39,622             47,453     |        55,091
 Mortgage loans on real                                            |                                     |
  estate.....................          3,791             1,644     |        5,828                 40     |            --
 Short-term investments-net..             --                --     |       11,415              2,629     |           354
                                   ---------          --------     |     --------           --------     |     ---------
                                     149,044            11,515     |       56,865             50,122     |        55,445
Acquisition of investments:                                        |                                     |
 Fixed maturities - available                                      |                                     |
  for sale...................       (476,523)          (29,596)    |     (155,173)          (147,170)    |      (184,589)
 Equity securities...........        (10,000)               (1)    |       (4,865)                (5)    |            --
 Mortgage loans on real                                            |                                     |
  estate.....................        (16,390)          (14,209)    |      (44,481)           (31,499)    |            --
 Policy loans - net..........         (2,940)             (328)    |       (3,870)              (637)    |        (1,977)
 Short-term investments-net..        (26,692)          (13,244)    |           --                 --     |            --
                                   ---------          --------     |     --------           --------     |     ---------
                                    (532,545)          (57,378)    |     (208,389)          (179,311)    |      (186,566)
Purchase of property and                                           |                                     |
 equipment...................         (6,485)             (252)    |         (875)              (137)    |            --
                                   ---------          --------     |     --------           --------     |     ---------
Net cash used in investing                                         |                                     |
 activities..................       (389,986)          (46,115)    |     (152,399)          (129,326)    |      (131,121)


                      See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE
         CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                      (Dollars in thousands)



                                           POST-MERGER             |          POST-ACQUISITION           | PRE-ACQUISITION
                              ------------------------------------ | ----------------------------------- | ---------------
                                                  For the period   | For the period     For the period   | For the period
                                 For the year     October 25,1997  | January 1,1997     August 14, 1996  | January 1, 1996
                                     ended            through      |     through            through      |     through
                              December 31, 1998  December 31, 1997 | October 24, 1997  December 31, 1996 | August 13, 1996
                              -----------------  ----------------- | ----------------  ----------------- | ---------------
                                                                   |                                     |
FINANCING ACTIVITIES                                               |                                     |
Proceeds from issuance of                                          |                                     |
 surplus note................     $  60,000                --      |           --           $ 25,000     |            --
Proceeds from reciprocal loan                                      |                                     |
 agreement borrowings........       500,722                --      |           --                 --     |            --
Repayment of reciprocal loan                                       |                                     |
 agreement borrowings........      (500,722)               --      |           --                 --     |            --
Proceeds from revolving                                            |                                     |
 note payable................       108,495                --      |           --                 --     |            --
Repayment of revolving note                                        |                                     |
 payable.....................      (108,495)               --      |           --                 --     |            --
Proceeds from line of credit                                       |                                     |
 borrowings..................            --           $10,119      |    $  97,124                 --     |            --
Repayment of line of credit                                        |                                     |
borrowings...................            --            (2,207)     |      (80,977)                --     |            --
Receipts from annuity and                                          |                                     |
 interest sensitive life                                           |                                     |
 policies credited to                                              |                                     |
 account balances............       593,428            62,306      |      261,549            116,819     |      $149,750
Return of account balances                                         |                                     |
 on annuity and interest                                           |                                     |
 sensitive life policies.....       (72,649)           (6,350)     |      (13,931)            (3,315)    |        (2,695)
Net reallocations to Separate                                      |                                     |
 Accounts                          (239,671)          (17,017)     |      (93,069)           (10,237)    |        (8,286)
Contributions of capital by                                        |                                     |
 parent......................        98,441                --      |        1,011                 --     |            --
Dividends paid on preferred                                        |                                     |
 stock.......................            --                --      |           --                 --     |          (719)
Net cash provided by                                               |                                     |
 financing activities........       439,549            46,851      |      171,707            128,267     |       138,050
                                                                   |                                     |
Increase (decrease) in cash                                        |                                     |
 and cash equivalents........       (14,360)            3,863      |       11,337             (1,816)    |         2,609
Cash and cash equivalents at                                       |                                     |
 beginning of period.........        21,039            17,176      |        5,839              7,655     |         5,046
Cash and cash equivalents at                                       |                                     |
 end of period...............     $   6,679           $21,039      |    $  17,176           $  5,839     |      $  7,655
                                                                   |                                     |
SUPPLEMENTAL DISCLOSURE                                            |                                     |
  OF CASH FLOW INFORMATION                                         |                                     |
Cash paid during the period                                        |                                     |
 for:                                                              |                                     |
 Interest....................     $   4,305           $   295      |    $   1,912                 --     |            --
 Income taxes................            99                --      |          283                 --     |            --
Non-cash financing activities:                                     |                                     |
 Non-cash adjustment to                                            |                                     |
  additional paid-in capital                                       |                                     |
  for adjusted merger costs..           143                --      |           --                 --     |            --
Contribution of property and                                       |                                     |
  equipment from EIC Variable,                                     |                                     |
  Inc. net of $353 of                                              |                                     |
  accumulated depreciation...            --                --      |          110                 --     |            --
Contribution of capital from                                       |                                     |
  parent to repay line of                                          |                                     |
  credit borrowings..........        24,059                --      |           --                 --     |            --


                     See accompanying notes.

                  GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         December 31, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES

CONSOLIDATION

The consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly owned subsidiary, First Golden American Life Insurance Company of New
York ("First Golden," and with Golden American, collectively, the
"Companies"). All significant intercompany accounts and transactions have been eliminated.

ORGANIZATION

Golden American, a wholly owned subsidiary of Equitable of Iowa Companies, Inc., offers variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. On January 2, 1997 and December 23, 1997, First Golden became licensed to sell insurance products in New York and Delaware, respectively. The Companies' products are marketed by broker/dealers, financial institutions and insurance agents. The Companies' primary customers are consumers and corporations.

On October 24, 1997, PFHI Holding, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable") according to the terms of an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI and ING Groep N.V. ("ING"). PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"), a Delaware corporation. See Note 6 for additional information regarding the merger.

On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable, Inc. (subsequently known as EIC Variable, Inc.) and its wholly owned subsidiaries, Golden American and Directed Services, Inc. ("DSI") from Whitewood Properties Corporation ("Whitewood"). See Note 7 for additional information regarding the acquisition.

For financial statement purposes, the ING merger was accounted for as a purchase effective October 25, 1997 and the change in control of Golden American through the acquisition of BT Variable, Inc. was accounted for as a purchase effective August 14, 1996. The merger and acquisition resulted in new bases of accounting reflecting estimated fair values of assets and liabilities at their respective dates. As a result, the Companies' financial statements for the periods after October 24, 1997 are presented on the Post-Merger new basis of accounting, for the period August 14, 1996 through October 24, 1997 are presented on the Post-Acquisition basis of accounting, and for August 13, 1996 and prior periods are presented on the Pre-Acquisition basis of accounting.

INVESTMENTS

Fixed Maturities: The Companies account for their investments under the Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires fixed maturities to be designated as either "available for sale," "held for investment" or "trading." Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity, after adjustment for related changes in value of purchased insurance in force ("VPIF"), deferred policy acquisition costs ("DPAC") and deferred income

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES (continued)


taxes. At December 31, 1998 and 1997, all of the Companies' fixed maturities are designated as available for sale, although the Companies are not precluded from designating fixed maturities as held for investment or trading at some future date.

Securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the new cost basis by a charge to realized losses in the Companies' Statements of Operations. Premiums and discounts are amortized/accrued utilizing a method which results in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and other asset-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

Equity Securities: Equity securities are reported at estimated fair value if readily marketable. The change in unrealized appreciation and depreciation of marketable equity securities (net of related deferred income taxes, if any) is included directly in stockholder's equity. Equity securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which then becomes the new cost basis by a charge to realized losses in the Companies' Statements of Operations.

Mortgage Loans: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable the Companies will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected future cash flows from the loan discounted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance which is adjusted at each reporting date for significant changes in the calculated value of the loan. Changes in this valuation allowance are charged or credited to income.

Other Investments: Policy loans are reported at unpaid principal.
Short-term investments are reported at cost, adjusted for amortization of premiums and accrual of discounts.

Realized Gains and Losses: Realized gains and losses are determined on the basis of specific identification and average cost methods for manager initiated and issuer initiated disposals, respectively.

Fair Values: Estimated fair values, as reported herein, of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded fixed maturities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Estimated fair values of equity securities which consist of the Companies' investment in its registered separate accounts are based upon the quoted fair value of the securities comprising the individual portfolios underlying the separate accounts.

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES (continued)

CASH AND CASH EQUIVALENTS

For purposes of the accompanying Statements of Cash Flows, the Companies consider all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

DEFERRED POLICY ACQUISITION COSTS

Certain costs of acquiring new insurance business, principally first year commissions and interest bonuses, extra credit bonuses and other expenses related to the production of new business, have been deferred. Acquisition costs for variable annuity and variable life products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is adjusted retrospectively when the Companies revise their estimate of current or future gross profits to be realized from a group of products. DPAC is adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturities the Companies have designated as "available for sale" under SFAS No. 115.

VALUE OF PURCHASED INSURANCE IN FORCE

As a result of the merger and the acquisition, a portion of the purchase price related to each transaction was allocated to the right to receive future cash flows from existing insurance contracts. This allocated cost represents VPIF which reflects the value of those purchased policies calculated by discounting actuarially determined expected future cash flows at the discount rate determined by the purchaser. Amortization of VPIF is charged to expense in proportion to expected gross profits of the underlying business. This amortization is adjusted retrospectively when the Companies revise the estimate of current or future gross profits to be realized from the insurance contracts acquired. VPIF is adjusted to reflect the pro forma impact of unrealized gains and losses on available for sale fixed maturities. See Notes 6 and 7 for additional information on VPIF resulting from the merger and acquisition.

PROPERTY AND EQUIPMENT

Property and equipment primarily represent leasehold improvements, office furniture, certain other equipment and capitalized computer software and are not considered to be significant to the Companies' overall operations. Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily on the basis of the straight-line method over the estimated useful lives of the assets.

GOODWILL

Goodwill was established as a result of the merger and is being amortized over 40 years on a straight-line basis. Goodwill established as a result of the acquisition was being amortized over 25 years on a straight-line basis. See Notes 6 and 7 for additional information on the merger and acquisition.

FUTURE POLICY BENEFITS

Future policy benefits for divisions with fixed interest guarantees of the variable products are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 3.00% to 10.00% during 1998, 3.30% to 8.25% during 1997 and 4.00% to 7.25% during 1996. The unearned revenue reserve represents unearned distribution fees. These distribution fees have been deferred and are amortized over the life of the contracts in proportion to expected gross profits.

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES (continued)

SEPARATE ACCOUNTS

Assets and liabilities of the separate accounts reported in the accompanying Balance Sheets represent funds separately administered principally for variable annuity and variable life contracts. Contractholders, rather than the Companies, bear the investment risk for the variable products. At the direction of the contractholders, the separate accounts invest the premiums from the sale of variable products in shares of specified mutual funds. The assets and liabilities of the separate accounts are clearly identified and segregated from other assets and liabilities of the Companies. The portion of the separate account assets equal to the reserves and other liabilities of variable annuity and variable life contracts cannot be charged with liabilities arising out of any other business the Companies may conduct.

Variable separate account assets are carried at fair value of the underlying investments and generally represent contractholder investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable annuity and variable life contracts invested in the separate accounts; the fair value of these liabilities is equal to their carrying amount. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statements of Operations.

Product charges recorded by the Companies from variable products consist of charges applicable to each contract for mortality and expense risk, cost of insurance, contract administration and surrender charges. In addition, some variable annuity and all variable life contracts provide for a distribution fee collected for a limited number of years after each premium deposit. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecognized revenue related to the distribution fees is reported as an unearned revenue reserve.

DEFERRED INCOME TAXES

Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on equity securities and fixed maturities the Companies have designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Companies' Statements of Operations are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

DIVIDEND RESTRICTIONS
Golden American's ability to pay dividends to its Parent is restricted. Prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limit. During 1999, Golden American cannot pay dividends to its Parent without prior approval of statutory authorities.

Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder unless a notice of its intent to declare a dividend and the amount of the dividend has been filed at least thirty days in advance of the proposed declaration. If the Superintendent finds the financial condition of First Golden does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to First Golden within thirty days after the filing.

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES (continued)

SEGMENT REPORTING

As of December 31, 1998, the Companies adopted the SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 superseded SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual financial statements and requires enterprises to report selected information about operating segments in interim financial reports. SFAS No. 131 also establishes standards for related disclosures about products and services, geographic areas and major customers.

The Companies manage their business as one segment, the sale of variable products designed to meet customer needs for tax-advantaged methods of saving for retirement and protection from unexpected death. Variable products are sold to consumers and corporations throughout the United States. The adoption of SFAS No. 131 did not affect the results of operations or financial position of the Companies.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and value of purchased insurance in force, (4) fair values of assets and liabilities recorded as a result of merger and acquisition transactions, (5) asset valuation allowances, (6) guaranty fund assessment accruals, (7) deferred tax benefits (liabilities) and (8) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions regarding all of the proceeding are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

RECLASSIFICATIONS

Certain amounts in the financial statements for the periods ended within the years ended December 31, 1997 and 1996 have been reclassified to conform to the December 31, 1998 financial statement presentation.

2.   BASIS OF FINANCIAL REPORTING

The financial statements of the Companies differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of the merger/acquisition and is amortized and charged to expense; (3) future policy benefit reserves for divisions with fixed interest guarantees of the variable products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates; (4) reserves are reported before reduction for reserve credits related to

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


2.   BASIS OF FINANCIAL REPORTING (continued)

reinsurance ceded
and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to value of purchased insurance in force, deferred policy acquisition costs and deferred income taxes (if applicable), credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturities is reduced to fair value by a charge to realized losses in the Statements of Operations when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (9) a liability is established for anticipated guaranty fund assessments, net of related anticipated premium tax credits, rather than capitalized when assessed and amortized in accordance with procedures permitted by insurance regulatory authorities; (10) revenues for variable products consist of policy charges applicable to each contract for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (11) the financial statements of Golden American's wholly owned subsidiary are consolidated rather than recorded at the equity in net assets;
(12) surplus notes are reported as liabilities rather than as surplus; and (13) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

The net loss for Golden American as determined in accordance with statutory accounting practices was $68,002,000 in 1998, $428,000 in 1997 and $9,188,000 in 1996. Total statutory capital and surplus was $183,045,000 at December 31, 1998 and $76,914,000 at
December 31, 1997.

3.   INVESTMENT OPERATIONS

INVESTMENT RESULTS

Major categories of net investment income are summarized below:

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


3.   INVESTMENT OPERATIONS (continued)


                                           POST-MERGER             |          POST-ACQUISITION           | PRE-ACQUISITION
                              ------------------------------------ | ----------------------------------- | ---------------
                                                  For the period   | For the period     For the period   | For the period
                                 For the year     October 25,1997  | January 1,1997     August 14, 1996  | January 1, 1996
                                     ended            through      |     through            through      |     through
                              December 31, 1998  December 31, 1997 | October 24, 1997  December 31, 1996 | August 13, 1996
                              -----------------  ----------------- | ----------------  ----------------- | ---------------
                                                                   |       (Dollars in thousands)        |
                                                                   |                                     |
Fixed maturities.............     $35,224             $4,443       |     $18,488            $5,083       |     $4,507
Equity securities............          --                  3       |          --               103       |         --
Mortgage loans on                                                  |                                     |
 real estate.................       6,616                879       |       3,070               203       |         --
Policy loans.................         619                 59       |         482                78       |         73
Short-term                                                         |                                     |
 investments.................       1,311                129       |         443               441       |        341
Other, net...................         246               (154)      |          24                 2       |         22
Funds held in                                                      |                                     |
 escrow......................          --                 --       |          --                --       |        145
                                  -------             ------       |     -------            ------       |     ------
Gross investment                                                   |                                     |
 income......................      44,016              5,359       |      22,507             5,910       |      5,088
Less investment                                                    |                                     |
 expenses....................      (1,531)              (232)      |        (851)             (115)      |        (98)
                                  -------             ------       |     -------            ------       |     ------
Net investment                                                     |                                     |
 income......................     $42,485             $5,127       |     $21,656            $5,795       |     $4,990
                                  =======             ======       |     =======            ======       |     ======


Realized gains (losses) on investments are as follows:



                                           POST-MERGER             |          POST-ACQUISITION           | PRE-ACQUISITION
                              ------------------------------------ | ----------------------------------- | ---------------
                                                  For the period   | For the period     For the period   | For the period
                                 For the year     October 25,1997  | January 1,1997     August 14, 1996  | January 1, 1996
                                     ended            through      |     through            through      |     through
                              December 31, 1998  December 31, 1997 | October 24, 1997  December 31, 1996 | August 13, 1996
                              -----------------  ----------------- | ----------------  ----------------- | ---------------
                                                                   |        (Dollars in thousands)       |
                                                                   |                                     |
Fixed maturities:                                                  |                                     |
 available for sale..........     $(1,428)            $25          |     $151               $42          |     $(420)
Mortgage loans...............         (63)            (10)         |       --                --          |        --
                                  -------             ---          |     ----               ---          |     -----
Realized gains (losses)                                            |                                     |
 on investments..............     $(1,491)            $15          |     $151               $42          |     $(420)
                                  =======             ===          |     ====               ===          |     =====

The change in unrealized appreciation (depreciation) of securities at fair value is as follows:

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


3.   INVESTMENT OPERATIONS (continued)


                                           POST-MERGER             |          POST-ACQUISITION           | PRE-ACQUISITION
                              ------------------------------------ | ----------------------------------- | ---------------
                                                  For the period   | For the period     For the period   | For the period
                                 For the year     October 25,1997  | January 1,1997     August 14, 1996  | January 1, 1996
                                     ended            through      |     through            through      |     through
                              December 31, 1998  December 31, 1997 | October 24, 1997  December 31, 1996 | August 13, 1996
                              -----------------  ----------------- | ----------------  ----------------- | ---------------
                                                                   |       (Dollars in thousands)        |
                                                                   |                                     |
Fixed maturities:                                                  |                                     |
 Available for sale..........     $1,100              $(3,494)     |     $4,197             $2,497       |      $(3,045)
 Held for investment.........         --                   --      |         --                 --       |          (90)
Equity securities............     (2,390)                 (68)     |       (462)                (4)      |           (2)
                                  ------              -------      |     ------             ------       |      -------
Unrealized appreciation                                            |                                     |
 (depreciation) of                                                 |                                     |
 securities..................    $(1,290)             $(3,562)     |     $3,735             $2,493       |      $(3,137)
                                 =======              =======      |     ======             ======       |      =======


At December 31, 1998 and December 31, 1997, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturities, all of which are designated as available for sale, are as follows:

                                                               POST-MERGER
                                       ---------------------------------------------------------
                                                         Gross            Gross        Estimated
                                       Amortized       Unrealized      Unrealized        Fair
                                          Cost           Gains            Losses         Value
                                       ---------       ----------      ----------      ---------
                                                          (Dollars in thousands)
DECEMBER 31, 1998
U.S. government and governmental
 agencies and authorities............. $ 13,568          $  182          $   (8)       $ 13,742
Foreign governments...................    2,028               8              --           2,036
Public utilities......................   67,710             546            (447)         67,809
Corporate securities..................  365,569           4,578          (2,658)        367,489
Other asset-backed securities.........   99,877             281          (1,046)         99,112
Mortgage-backed securities............  191,020           1,147            (370)        191,797
                                       --------          ------         -------        --------
Total................................. $739,772          $6,742         $(4,529)       $741,985
                                       ========          ======         =======        ========

DECEMBER 31, 1997
U.S. government and governmental
  agencies and authorities............ $  5,705          $    5         $    (1)       $  5,709
Foreign governments...................    2,062              --              (9)          2,053
Public utilities......................   26,983              55              (4)         27,034
Corporate securities..................  259,798           1,105            (242)        260,661
Other asset-backed securities.........    3,155              32              --           3,187
Mortgage-backed securities............  115,585             202             (30)        115,757
                                       --------          ------         -------        --------
Total................................. $413,288          $1,399         $  (286)       $414,401
                                       ========          ======         =======        ========


At December 31, 1998, net unrealized investment gains on fixed maturities designated as available for sale totaled $2,213,000.
Appreciation of $1,005,000 was included in stockholder's equity at December 31,

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


3.   INVESTMENT OPERATIONS (continued)


1998 (net of an adjustment of $203,000 to VPIF, an adjustment of $455,000 to DPAC and deferred income taxes of $550,000). Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair value for these securities.
Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1998 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                   POST-MERGER
                                           ---------------------------
                                           Amortized        Estimated
December 31, 1998                             Cost          Fair Value
----------------------------------------------------------------------
                                              (Dollars in thousands)
Due within one year......................  $ 50,208          $ 50,361
Due after one year through five years....   310,291           311,943
Due after five years through ten years...    78,264            78,541
Due after ten years......................    10,112            10,231
                                            448,875           451,076
Other asset-backed securities............    99,877            99,112
Mortgage-backed securities...............   191,020           191,797
                                           --------          --------
Total....................................  $739,772          $741,985
                                           ========          ========


An analysis of sales, maturities and principal repayments of the Companies' fixed maturities portfolio is as follows:



                                                        Gross       Gross      Proceeds
                                          Amortized    Realized    Realized      from
                                             Cost       Gains       Losses       Sale
                                          ---------    --------    --------    --------
                                                      (Dollars in thousands)
POST-MERGER
For the year ended December 31, 1998:
Scheduled principal repayments,
 calls and tenders......................  $102,504       $ 60      $    (3)    $102,561
Sales...................................    43,204        518       (1,030)      42,692
                                          --------       ----      -------     --------
Total...................................  $145,708       $578      $(1,033)    $145,253
                                          ========       ====      =======     ========

For the period October 25, 1997 through
 December 31, 1997:
Scheduled principal repayments,
 calls and tenders.....................   $  6,708      $  2            --     $  6,710
Sales..................................      3,138        23            --        3,161
                                          --------      ----       -------     --------
Total..................................   $  9,846      $ 25            --     $  9,871
                                          ========      ====       =======     ========


                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


3.   INVESTMENT OPERATIONS (continued)



                                                        Gross       Gross      Proceeds
                                          Amortized    Realized    Realized      from
                                             Cost       Gains       Losses       Sale
                                          ---------    --------    --------    --------
                                                      (Dollars in thousands)
POST- ACQUISITION
For the period January 1, 1997 through
 October 24, 1997:
Scheduled principal repayments,
 calls and tenders.....................    $25,419         --         --       $25,419
Sales..................................     14,052       $153       $ (2)       14,203
                                           -------       ----       ----       -------
Total..................................    $39,471       $153       $ (2)      $39,622
                                           =======       ====       ====       =======
For the period August 14, 1996 through
 December 31, 1996:
Scheduled principal repayments,
 calls and tenders....................     $ 1,612         --         --       $ 1,612
Sales.................................      45,799       $115       $(73)       45,841
                                           -------       ----       ----       -------
Total.................................     $47,411       $115       $(73)      $47,453
                                           =======       ====       ====       =======

PRE-ACQUISITION
For the period January 1, 1996 through
 August 13, 1996:
Scheduled principal repayments,
 calls and tenders....................     $ 1,801         --         --       $ 1,801
Sales.................................      53,710       $152      $(572)       53,290
                                           -------       ----      -----       -------
Total.................................     $55,511       $152      $(572)      $55,091
                                           =======       ====      =====       =======


Investment Valuation Analysis: The Companies analyze the investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary. During the year ended December 31, 1998, Golden American recognized a loss on two fixed maturity investments of $973,000. During 1997 and 1996, no investments were identified as having an other than temporary impairment.

Investments on Deposit: At December 31, 1998 and 1997, affidavits of deposits covering bonds with a par value of $6,470,000 and $6,605,000, respectively, were on deposit with regulatory authorities pursuant to certain statutory requirements.

Investment Diversifications: The Companies' investment policies related to the investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. The following percentages relate to holdings at December 31, 1998 and December 31, 1997. Fixed maturities included investments in basic industrials (26% in 1998, 30% in 1997), conventional mortgage-backed securities (25% in 1998, 13% in 1997), financial companies (19% in 1998, 24% in 1997), other asset-backed securities (11% in 1998) and various government bonds and government or agency mortgage-backed securities (5% in 1998, 17% in 1997). Mortgage loans on real estate have been analyzed

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


3.   INVESTMENT OPERATIONS (continued)


by geographical location with concentrations by state identified as California (12% in 1998 and 1997), Utah (11% in 1998, 13% in 1997)
and Georgia (10% in 1998, 11% in 1997). There are no other concentrations of mortgage loans in any state exceeding ten percent at December 31, 1998 and 1997. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (36% in 1998, 43% in 1997), industrial buildings (32% in 1998, 33% in 1997) and retail facilities (20% in 1998, 15% in 1997). Equity securities are not significant to the Companies' overall investment portfolio.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1998.

4.   COMPREHENSIVE INCOME

As of January 1, 1998, the Companies adopted the SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Companies' net income or stockholder's equity. SFAS No. 130 requires unrealized gains or losses on the Companies' available for sale securities (net of VPIF, DPAC and deferred income taxes) to be included in other comprehensive income. Prior to the adoption of SFAS No. 130, unrealized gains (losses) were reported separately in stockholder's equity. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

Total comprehensive income (loss) for the Companies includes $1,015,000 for the year ended December 31, 1998 for First Golden ($159,000, $536,000 and $(57,000), respectively, for the periods
October 25, 1997 through December 31, 1997, October 1, 1997 through October 24, 1997 and December 17, 1996 through December 31, 1996). Other comprehensive income excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts total $(2,133,000) in 1998. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments to VPIF and DPAC totaling $705,000 in 1998.

5.   FAIR VALUES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments," requires additional disclosures about derivative financial instruments. Most of the Companies' investments, investment contracts and debt fall within the standards' definition of a financial instrument. Fair values for the Companies' insurance contracts other than investment contracts are not required to be disclosed. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accounting, actuarial and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Companies' business or financial condition based on the information presented herein.

The Companies closely monitor the composition and yield of invested assets, the duration and interest credited on insurance liabilities and resulting interest spreads and timing of cash flows. These amounts

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


5.   FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

are taken into consideration in the
Companies' overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. These assumptions may not result in values consistent with those obtained through an actuarial appraisal of the Companies' business or values that might arise in a negotiated transaction.

The following compares carrying values as shown for financial reporting purposes with estimated fair values:

                                                   POST-MERGER
                                 -----------------------------------------------
                                    December 31, 1998       December 31, 1997
                                 ----------------------  -----------------------
                                              Estimated              Estimated
                                   Carrying     Fair      Carrying     Fair
                                    Value       Value      Value       Value
                                 -----------  ---------  ----------  -----------
                                             (Dollars in thousands)
ASSETS
Fixed maturities, available
 for sale......................  $  741,985  $  741,985  $  414,401   $  414,401
Equity securities..............      11,514      11,514       3,904        3,904
Mortgage loans on real estate..      97,322      99,762      85,093       86,348
Policy loans...................      11,772      11,772       8,832        8,832
Short-term investments.........      41,152      41,152      14,460       14,460
Cash and cash equivalents......       6,679       6,679      21,039       21,039
Separate account assets........  $3,396,114  $3,396,114  $1,646,169   $1,646,169

LIABILITIES
Annuity products...............     869,009     827,597     493,181      469,714
Surplus notes..................      85,000      90,654      25,000       28,837
Line of credit with affiliate..          --          --      24,059       24,059
Separate account liabilities...   3,396,114   3,396,114   1,646,169    1,646,169




The following methods and assumptions were used by the Companies in estimating fair values.

Fixed Maturities: Estimated fair values of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded securities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities.

Equity Securities: Estimated fair values of equity securities, which consist of the Companies' investment in the portfolios underlying its separate accounts, are based upon the quoted fair value of individual securities comprising the individual portfolios. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable returns and quality.

Mortgage Loans on Real Estate: Fair values are estimated by discounting expected cash flows, using interest rates currently offered for similar loans.

Policy Loans: Carrying values approximate the estimated fair value for policy loans.

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


5.   FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

Short-Term Investments and Cash and Cash Equivalents: Carrying values reported in the Companies' historical cost basis balance sheet approximate estimated fair value for these instruments due to their short-term nature.

Separate Account Assets: Separate account assets are reported at the quoted fair values of the individual securities in the separate accounts.

Annuity Products: Estimated fair values of the Companies' liabilities for future policy benefits for the divisions of the variable annuity products with fixed interest guarantees and for supplemental contracts without life contingencies are stated at cash surrender value, the cost the Companies would incur to extinguish the liability.

Surplus Notes: Estimated fair value of the Companies' surplus notes were based upon discounted future cash flows using a discount rate approximating the Companies' return on invested assets.

Line Of Credit With Affiliate: Carrying value reported in the
Companies' historical cost basis balance sheet approximates estimated fair value for this instrument.

Separate Account Liabilities: Separate account liabilities are reported at full account value in the Companies' historical cost balance sheet. Estimated fair values of separate account liabilities are equal to their carrying amount.

6.   MERGER

Transaction: On October 23, 1997, Equitable's shareholders approved the Merger Agreement dated July 7, 1997 among Equitable, PFHI and ING. On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa ("Equitable Life") and Golden American and their wholly owned subsidiaries. In addition, Equitable owned all the outstanding capital stock of Locust Street Securities, Inc. ("LSSI"), Equitable Investment Services, Inc. (subsequently dissolved), DSI, Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock and assumed approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"), a Delaware corporation. All costs of the merger, including expenses to terminate certain benefit plans, were paid by the Parent.

Accounting Treatment: The merger was accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at October 24, 1997. The purchase price was allocated to EIC and its subsidiaries with $227,497,000 allocated to the Companies. Goodwill was established for the excess of the merger cost over the fair value of the net assets and attributed to EIC and its subsidiaries including Golden American and First Golden. The amount of goodwill allocated to the Companies relating to the merger was $151,127,000 at the merger date and is being amortized over 40 years on a straight-line basis. The carrying value of goodwill will be reviewed periodically for any indication of impairment in value. The Companies' DPAC, previous balance of VPIF and unearned

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


6.   Merger (continued)
revenue reserve, as of the merger date, were eliminated and a new asset of $44,297,000 representing VPIF was established for all policies in force at the merger date.

Value of Purchased Insurance In Force: As part of the merger, a portion of the acquisition cost was allocated to the right to receive future cash flows from insurance contracts existing with the Companies at the merger date. This allocated cost represents VPIF reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flow at the discount rate determined by ING.

An analysis of the VPIF asset is as follows:


                                                POST-MERGER
                                   -------------------------------------
                                                        For the period
                                      For the year     October 25, 1997
                                         ended              through
                                   December 31, 1998   December 31, 1997
                                   -----------------   -----------------
                                           (Dollars in thousands)

Beginning balance.................      $43,174              $44,297
Imputed interest..................        2,802                1,004
Amortization......................       (7,753)              (1,952)
Changes in assumptions of
 timing of future gross profits...          227                   --
Net amortization..................       (4,724)                (948)
Adjustment for unrealized gains
 on available for sale
 securities.......................          (28)                (175)
Adjustment for other receivables
 and merger costs.................       (2,445)                  --
Ending balance....................      $35,977              $43,174

Interest is imputed on the unamortized balance of VPIF at a rate of 7.38% for the year ended December 31, 1998 and 7.03% for the period October 25, 1997 through December 31, 1997. The amortization of VPIF, net of imputed interest, is charged to expense. VPIF decreased $2,664,000 in the second quarter of 1998 to adjust the value of other receivables at merger date and increased $219,000 in the first quarter of 1998 as a result of an adjustment to the merger costs. VPIF is adjusted for the unrealized gains (losses) on available for sale securities; such changes are included directly in stockholder's equity. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1998 is $4,300,000 in 1999, $4,000,000 in 2000, $3,900,000 in 2001,
$3,700,000 in 2002 and $3,300,000 in 2003. Actual amortization may vary based upon changes in assumptions and experience.

7.   ACQUISITION

Transaction: On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable from Whitewood, a wholly owned subsidiary of Bankers Trust Company ("Bankers Trust"), according to the terms of the Purchase Agreement dated May 3, 1996 between Equitable and Whitewood. In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


7.   Acquisition (continued)

Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers
Trust pursuant to a revolving credit arrangement. After the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc. On April 30, 1997, EIC Variable, Inc. was liquidated and its investments in Golden American and DSI were transferred to Equitable, while the remainder of its net assets were contributed to Golden American. On December 30, 1997, EIC Variable, Inc. was dissolved.

Accounting Treatment: The acquisition was accounted for as a purchase resulting in a new basis of accounting, which reflected estimated fair values for assets and liabilities at August 13, 1996. The purchase price was allocated to the three companies purchased - BT Variable, DSI and Golden American. The allocation of the purchase price to Golden American was approximately $139,872,000. Goodwill was established for the excess of the purchase price over the fair value of the net assets acquired and attributed to Golden American. The amount of goodwill relating to the acquisition was $41,113,000 and was amortized over 25 years on a straight-line basis until the October 24, 1997 merger with ING. Golden American's DPAC, previous balance of VPIF and unearned revenue reserve, as of the acquisition date, were eliminated and an asset of $85,796,000 representing VPIF was established for all policies in force at the acquisition date.

Value of Purchased Insurance In Force: As part of the acquisition, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with Golden American at the date of acquisition. This allocated cost represents VPIF reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by Equitable.

An analysis of the VPIF asset is as follows:



                                           POST-ACQUISITION           | PRE-ACQUISITION
                                  ------------------------------------|----------------
                                  For the period     For the period   | For the period
                                  January 1, 1997    August 14,1996   | January 1, 1996
                                      through           through       |     through
                                  October 24, 1997  December 31, 1996 | August 13, 1996
                                  ----------------  ----------------- | ---------------
                                                (Dollars in thousands)
                                                                      |
Beginning balance................      $83,051           $85,796      |      $6,057
                                       -------           -------      |      ------
Imputed interest.................        5,138             2,465      |         273
Amortization.....................      (12,656)           (5,210)     |      (1,224)
Changes in assumption of                                              |      ------
 timing of gross profits.........        2,293                --      |          --
                                       -------           -------      |
Net amortization.................       (5,225)           (2,745)     |        (951)
Adjustment for unrealized gains                                       |
 (losses) on available for sale                                       |
 securities......................         (373)               --      |          11
                                       -------           -------      |      ------
Ending balance                         $77,453           $83,051      |      $5,117
                                       =======           =======      |      ======

Pre-Acquisition VPIF represents the remaining value assigned to in force contracts when Bankers Trust purchased Golden American from Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual
Benefit") on September 30, 1992.

Interest was imputed on the unamortized balance of VPIF at rates of 7.70% to 7.80% for the period August 14, 1996 through October 24, 1997. The amortization of VPIF net of imputed interest was charged to expense. VPIF was also adjusted for the unrealized gains (losses) on available for sale securities; such changes were included directly in stockholder's equity.

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


8.   INCOME TAXES

Golden American files a consolidated federal income tax return.
Under the Internal Revenue Code, a newly acquired insurance company cannot file as part of its parent's consolidated tax return for 5 years.

At December 31, 1998, the Companies have net operating loss
("NOL") carryforwards for federal income tax purposes of approximately $50,917,000. Approximately $5,094,000, $3,354,000
and $42,469,000 of these NOL carryforwards are available to offset future taxable income of the Companies through the years 2011, 2012 and 2013, respectively.

INCOME TAX EXPENSE

Income tax expense (benefit) included in the consolidated financial statements is as follows:



                                           POST-MERGER             |          POST-ACQUISITION           | PRE-ACQUISITION
                              ------------------------------------ | ----------------------------------- | ---------------
                                                  For the period   | For the period     For the period   | For the period
                                 For the year     October 25,1997  | January 1,1997     August 14, 1996  | January 1, 1996
                                     ended            through      |     through            through      |     through
                              December 31, 1998  December 31, 1997 | October 24, 1997  December 31, 1996 | August 13, 1996
                              -----------------  ----------------- | ----------------  ----------------- | ---------------
                                                                   |        (Dollars in thousands)       |
                                                                   |                                     |
Current.....................          --                --         |     $    12              --         |          --
Deferred....................      $5,279              $146         |     (1,349)            $220         |     $(1,463)
                                  ------              ----         |                                     |
                                  $5,279              $146         |     $(1,337)           $220         |     $(1,463)
                                  ======              ====         |     =======            ====         |     =======


The effective tax rate on income (loss) before income taxes is different from the prevailing federal income tax rate. A reconciliation of this difference is as follows:

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


8.   INCOME TAXES (continued)


                                           POST-MERGER             |          POST-ACQUISITION           | PRE-ACQUISITION
                              ------------------------------------ | ----------------------------------- | ---------------
                                                  For the period   | For the period     For the period   | For the period
                                 For the year     October 25,1997  | January 1,1997     August 14, 1996  | January 1, 1996
                                     ended            through      |     through            through      |     through
                              December 31, 1998  December 31, 1997 | October 24, 1997  December 31, 1996 | August 13, 1996
                              -----------------  ----------------- | ----------------  ----------------- | ---------------
                                                                   |        (Dollars in thousands)       |
                                                                   |                                     |
                                                                   |                                     |
Income (loss) before                                               |                                     |
 income taxes..............       $10,353             $(279)       |     $ ( 608)           $570         |     $1,736
                                  =======             =====        |     =======            ====         |     ======
Income tax (benefit) at                                            |                                     |
 federal statutory rate....       $ 3,624             $ (98)       |     $  (213)           $200         |     $  607
Tax effect (decrease) of:                                          |                                     |
 Realization of NOL                                                |                                     |
   carryforwards...........            --                --        |         --               --         |     (1,214)
 Goodwill amortization.....         1,322               220        |         --               --         |         --
 Compensatory stock                                                |                                     |
  option and restricted                                            |                                     |
  stock expense............            --                --        |     (1,011)              --         |         --
 Meals and                                                         |                                     |
  entertainment............           157                23        |         53               20         |         --
 Other items...............           176                 1        |       (166)              --         |         --
Change in valuation                                                |                                     |
 allowance.................            --                --        |         --               --         |       (856)
                                  =------             -----        |    -------             ----         |    -------
Income tax expense                                                 |                                     |
 (benefit).................       $ 5,279             $ 146        |    $(1,337)            $220         |    $(1,463)
                                  =======             =====        |    =======             ====         |    =======


DEFERRED INCOME TAXES

The tax effect of temporary differences giving rise to the Companies' deferred income tax assets and liabilities at December
31, 1998 and 1997 is as follows:


                                                  POST-MERGER
                                       ------------------------------------
                                       December 31, 1998  December 31, 1997
                                       -----------------  -----------------
                                              (Dollars in thousands)
Deferred tax assets:
 Net unrealized depreciation of
  securities at fair value..........     $    691                    --
 Future policy benefits.............       66,273               $27,399
 Deferred policy acquisition costs..           --                 4,558
 Goodwill...........................       16,323                17,620
 Net operating loss carryforwards...       17,821                 3,044
 Other..............................        1,272                 1,548
                                         --------               -------
                                          102,380                54,169

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


8.   INCOME TAXES (continued)



                                                  POST-MERGER
                                       ------------------------------------
                                       December 31, 1998  December 31, 1997
                                       -----------------  -----------------
                                              (Dollars in thousands)
Deferred tax liabilities:
 Net unrealized appreciation of
  securities at fair value..........             --           $   (130)
 Fixed maturity securities..........       $ (1,034)            (1,665)
 Deferred policy acquisition costs..        (55,520)                --
 Mortgage loans on real estate......           (845)              (845)
 Value of purchased insurance in
  force.............................        (12,592)           (15,172)
 Other..............................           (912)              (127)
                                           --------           --------
                                            (70,903)           (17,939)
                                           --------           --------
Deferred income tax asset...........       $ 31,477           $ 36,230
                                           ========           ========

The Companies are required to establish a "valuation allowance" for any portion of the deferred tax assets management believes will not be realized. In the opinion of management, it is more likely than not the Companies will realize the benefit of the deferred tax assets; therefore, no such valuation allowance has been established.

9.   RETIREMENT PLAN

Defined Benefit Plans: In 1998 and 1997, the Companies were allocated their share of the pension liability associated with their employees. The Companies' employees are covered by the employee retirement plan of an affiliate, Equitable Life. Further, Equitable Life sponsors a defined contribution plan that is qualified under Internal Revenue Code Section 401(k). The following tables summarize the benefit obligations and the funded status for pension benefits over the two-year period ended December 31, 1998:


                                               1998           1997
                                             --------        ------
                                             (Dollars in thousands)
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at January 1............   $  956          $192
Service cost...............................    1,138           682
Interest cost..............................       97            25
Actuarial loss.............................    2,266            57
Benefit payments...........................      (3)           --
                                              ------          ----
Benefit obligation at December 31..........   $4,454          $956
                                              ======          ====

                                               1998           1997
                                             --------        ------
                                             (Dollars in thousands)
FUNDED STATUS
Funded status at December 31...............  $(4,454)        $(956)
Unrecognized net loss......................    2,266            --
                                             -------         -----
Net amount recognized......................  $(2,188)        $(956)
                                             =======         =====

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


8.   RETIREMENT PLAN (continued)

During 1998 and 1997, the Companies' plan assets were held by Equitable Life, an affiliate.
The weighted-average assumptions used in the measurement of the Companies' benefit obligation are as follows:

                                                1998          1997
                                               ------        ------
DECEMBER 31
Discount rate................................   6.75%         7.25%
Expected return on plan assets...............   9.50          9.00
Rate of compensation increase................   4.00          5.00


The following table provides the net periodic benefit cost for the fiscal years 1998 and 1997:

                                        POST-MERGER               | POST-ACQUISITION
                             ------------------------------------ | ----------------
                                                For the period    |  For the period
                                For the year     October 25,1997  |  January 1,1997
                                   ended             through      |      through
                             December 31, 1998  December 31, 1997 | October 24, 1997
                             -----------------  ----------------- | ----------------
                                                  (Dollars in thousands)
                                                                  |
Service cost................      $1,138               $114       |        $568
Interest cost...............          97                 10       |          15
Amortization of net loss....          --                 --       |           1
                                  ------               ----       |        ----
Net periodic benefit cost...      $1,235               $124       |        $584
                                  ======               ====       |        ====

There were no gains or losses resulting from curtailments or settlements during 1998 or 1997.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $4,454,000, $3,142,000 and $0, respectively, as of December 31, 1998 and $956,000, $579,000 and $0, respectively, as of December 31, 1997.

10.  RELATED PARTY TRANSACTIONS

Operating Agreements: DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Companies. DSI is authorized to enter into agreements with broker/dealers to distribute the Companies' variable insurance products and appoint representatives of the broker/dealers as agents. For the year ended December 31, 1998 and for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the Companies paid commissions to DSI totaling $117,470,000, $9,931,000 and $26,419,000, respectively ($9,995,000 for the period August 14, 1996 through December 31, 1996 and $17,070,000 for the period January 1, 1996 through August 13, 1996).

Golden American provides certain managerial and supervisory services to DSI. The fee paid by DSI for these services is calculated as a percentage of average assets in the variable separate accounts. For the year ended December 31, 1998 and for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the fee was $4,771,000, $508,000 and $2,262,000, respectively.

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


10.  RELATED PARTY TRANSACTIONS (continued)

For the periods August 14, 1996
through December 31, 1996 and January 1, 1996 through August 13,
1996 the fee was $877,000 and $1,390,000, respectively.

Effective January 1, 1998, the Companies have an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management services. Under the agreement, the Companies record a fee based on the value of the assets under management. The fee is payable quarterly. For the year ended December 31, 1998, the Companies incurred fees of $1,504,000 under this agreement.

Prior to 1998, the Companies had a service agreement with Equitable Investment Services, Inc. ("EISI"), an affiliate, in which EISI provided investment management services. Payments for these services totaled $200,000, $768,000 and $72,000 for the periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997 and August 14, 1996 through December 31, 1996, respectively.

Golden American has a guaranty agreement with Equitable Life, an affiliate. In consideration of an annual fee, payable June 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not, and nothing contained therein or done pursuant thereto by Equitable Life shall be deemed to constitute, a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness or liability, of any kind or character whatsoever, of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. As Golden American's risk based capital level was above required amounts, no annual fee was payable in 1998 or in 1997.

Golden American provides certain advisory, computer and other resources and services to Equitable Life. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $5,833,000 for the year ended December 31, 1998 ($1,338,000 and $2,992,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively). No services were provided by Golden American in 1996.

The Companies have a service agreement with Equitable Life in which Equitable Life provides administrative and financial related services. Under this agreement, the Companies incurred expenses of $1,058,000 for the year ended December 31, 1998 ($13,000 and $16,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively).

First Golden provides resources and services to DSI. Revenues for these services, which reduce general expenses incurred by the Companies, totaled $75,000 in 1998.

For the year ended December 31, 1998, the Companies had premiums, net of reinsurance, for variable products from four affiliates, Locust Street Securities, Inc., Vestax Securities Corporation, DSI and Multi-Financial Securities Corporation of $122,900,000, $44,900,000, $13,600,000 and $13,400,000, respectively. The
Companies had premiums, net reinsurance, for variable products from three affiliates, Locust Street Securities, Inc., Vestax Securities Corporation and DSI of $9,300,000, $1,900,000 and $2,100,000 respectively, for the period October 25, 1997 through December 31, 1997 ($16,900,000, $1,200,000 and $400,000 for the
period January 1, 1997 through October 24, 1997, respectively).

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


10.  RELATED PARTY TRANSACTIONS (continued)

Reciprocal Loan Agreement: Golden American maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. ("ING AIH"), a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement which became effective January 1, 1998 and expires December 31, 2007, Golden American and ING AIH can borrow up to $65,000,000 from one another. Prior to lending funds to ING AIH, Golden American must obtain the approval of the State of Delaware Department of Insurance. Interest on any Golden American borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, Golden American incurred interest expense of $1,765,000 in 1998. At December 31, 1998, Golden American did not have any borrowings or receivables from ING AIH under this agreement.

Line of Credit: Golden American maintained a line of credit agreement with Equitable to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement which became effective December 1, 1996 and expired December 31, 1997, Golden American could borrow up to $25,000,000. Interest on any borrowings was charged at the rate of Equitable's monthly average aggregate cost of short-term funds plus 1.00%. Under this agreement, Golden American incurred interest expense of $211,000 for the year ended December 31, 1998 ($213,000 for the period October 25, 1997 through December 31, 1997, $362,000 for the period January 1, 1997 through October 24, 1997 and $85,000 for the period August 14, 1996 through December 31, 1996). The outstanding balance was paid by a capital contribution.

Surplus Notes: On December 30, 1998, Golden American issued a 7.25% surplus note in the amount of $60,000,000 to Equitable Life. The note matures on December 29, 2028. The note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Golden American incurred no interest in 1998.

On December 17, 1996, Golden American issued an 8.25% surplus note in the amount of $25,000,000 to Equitable. The note matures on December 17, 2026. The note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made is subject to the prior approval of the Delaware Insurance Commissioner. Golden American incurred interest totaling $2,063,000 in 1998 ($344,000 and $1,720,000 for the periods
October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively). On December 17, 1996, Golden American contributed the $25,000,000 to First Golden acquiring 200,000 shares of common stock (100% of outstanding stock) of First Golden.

Stockholder's Equity:  On September 23, 1996, EIC Variable, Inc.
contributed $50,000,000 of Preferred Stock to the Companies' additional paid-in capital. During 1998, Golden American received
$122,500,000 of capital contributions from its Parent.

11.  COMMITMENTS AND CONTINGENCIES

Contingent Liability: In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and DSI and certain related assets for consideration with an aggregate value of $13,200,000 and contributed them to BT Variable. The transaction involved

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


11.  COMMITMENTS AND CONTINGENCIES (continued)

settlement of pre-existing claims of Bankers
Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and, prior to August 13, 1996, was contingently supported by a $5,000,000 note payable from Golden American and a $6,000,000 letter of credit from Bankers Trust. Bankers Trust estimated the contingent liability due from Golden American amounted to $439,000 at August 13, 1996. At August 13, 1996, the balance of the escrow account established to fund the contingent liability was $4,293,000.

On August 13, 1996, Bankers Trust made a cash payment to Golden American in an amount equal to the balance of the escrow account less the $439,000 contingent liability discussed above. In exchange, Golden American irrevocably assigned to Bankers Trust all of Golden American's rights to receive any amounts to be disbursed from the escrow account in accordance with the terms of the Exchange Agreement. Bankers Trust also irrevocably agreed to make all payments becoming due under the Golden American note and to indemnify Golden American for any liability arising from the note.

Reinsurance: At December 31, 1998, the Companies had reinsurance treaties with four unaffiliated reinsurers and one affiliated reinsurer covering a significant portion of the mortality risks under variable contracts. The Companies remain liable to the extent reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance ceded in force for life mortality risks were $111,552,000 and $96,686,000 at December 31, 1998 and 1997, respectively. At December 31, 1998, the Companies have a net receivable of $7,470,000 for reserve credits, reinsurance claims or other receivables from these reinsurers comprised of $439,000 for claims recoverable from reinsurers, $543,000 for a payable for reinsurance premiums and $7,574,000 for a receivable from an unaffiliated reinsurer. Included in the accompanying financial statements are net considerations to reinsurers of $4,797,000, $326,000, $1,871,000, $875,000 and
$600,000 and net policy benefits recoveries of $2,170,000, $461,000, $1,021,000, $654,000 and $1,267,000 for the year ended
December 31, 1998 and for the periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996, respectively.

Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which increased income by $1,022,000, $265,000, $335,000, $10,000 and $56,000 for the year ended December 31, 1998 and for the periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996, respectively.

Guaranty Fund Assessments: Assessments are levied against the Companies by life and health guaranty associations in most states in which the Companies are licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Companies cannot predict whether and to what extent legislative initiatives may affect the right to offset. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums as well as its potential for premium tax offset. The Companies have established an undiscounted reserve to cover such assessments and regularly reviews information regarding known failures and revises its estimates of future guaranty fund assessments. Accordingly, the Companies accrued and charged to expense an additional $1,123,000 for the year ended December 31, 1998, $141,000 for the period October 25, 1997 through December 31, 1997, $446,000 for the period January 1, 1997 through October 24, 1997, $291,000 for the period August 14, 1996 through December 31, 1996 and $480,000 for the period January 1, 1996 through August 13, 1996. At December 31, 1998, the Companies have an undiscounted reserve of

                        GOLDEN AMERICAN LIFE INSURANCE
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                              December 31, 1998


11.  COMMITMENTS AND CONTINGENCIES (continued)

$2,446,000 to cover estimated future assessments (net of related anticipated premium tax credits) and has established an asset totaling $586,000 for assessments paid which may be recoverable through future premium tax offsets. The Companies believe this reserve is sufficient to cover expected future guaranty fund assessments, based upon previous premiums, and known insolvencies at this time.

Litigation: The Companies, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. The Companies currently believe no pending or threatened lawsuits exist that are reasonably likely to have a material adverse impact on the Companies.

Vulnerability from Concentrations: The Companies have various concentrations in its investment portfolio (see Note 3 for further information). The Companies' asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits and separate account liabilities. Substantial changes in tax laws that would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns which may result in higher lapse experience than assumed could cause a severe impact to the Companies' financial condition. Two broker/dealers generated 27% of the Companies' sales (53% by two broker/dealers during 1997).

Leases: The Companies lease their home office space, certain other equipment and capitalized computer software under operating leases which expire through 2018. During the year ended December 31, 1998 and for the periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996, rent expense totaled $1,241,000, $39,000, $331,000, $147,000 and $247,000, respectively. At December 31, 1998, minimum rental payments due under all non-cancelable operating leases with initial terms of one year or more are: 1999 - $1,528,000; 2000 - $1,429,000; 2001 - $1,240,000; 2002 - $1,007,000; 2003 - $991,000
and 2004 and thereafter - $5,363,000.

Revolving Note Payable: To enhance short-term liquidity, the Companies have established a revolving note payable effective July 27, 1998 and expiring July 31, 1999 with SunTrust Bank, Atlanta (the "Bank"). The note was approved by the Boards of Directors of Golden American and First Golden on August 5, 1998 and September 29, 1998, respectively. The total amount the Companies may have outstanding is $85,000,000, of which Golden American and First Golden have individual credit sublimits of $75,000,000 and $10,000,000, respectively. The note accrues interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.25% or (2) a rate quoted by the Bank to the Companies for the advance. The terms of the agreement require the Companies to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. During the year ended December 31, 1998, the Companies incurred interest expense of $352,000. At December 31, 1998, the Companies did not have any borrowings under this agreement.

                              FINANCIAL STATEMENTS

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A

                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                      WITH REPORT OF INDEPENDENT AUDITORS

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                              FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                               TABLE OF CONTENTS


Report of Independent Auditors..............................................  53

Audited Financial Statements

Statement of Assets and Liability...........................................  54
Statements of Operations....................................................  55
Statements of Changes in Net Assets.........................................  62
Notes to Financial Statements...............................................  69

FINANCIAL STATEMENTS OF SEPARATE ACCOUNT A

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Golden American Life Insurance Company

We have audited the accompanying statement of assets and liability of Golden American Life Insurance Company Separate Account A as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden American Life Insurance Company Separate Account A at December 31, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                   /s/   Ernst & Young LLP


Des Moines, Iowa
February 25, 1999

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                       STATEMENT OF ASSETS AND LIABILITY

                               DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)

                                                                       COMBINED
                                                                       --------
ASSETS
 Investments at net asset value:
  The GCG Trust:
    Liquid Asset Series, 2,417,878 shares (cost - $2,418)...........    $ 2,418
    Limited Maturity Bond Series, 93,633 shares (cost - $1,015).....      1,000
    Hard Assets Series, 47,314 shares (cost - $479).................        454
    All-Growth Series, 109,052 shares (cost - $1,557)...............      1,635
    Real Estate Series, 42,416 shares (cost - $679).................        576
    Fully Managed Series, 234,008 shares (cost - $3,597)............      3,564
    Multiple Allocation Series, 202,030 shares (cost - $2,608)......      2,560
    Capital Appreciation Series, 269,720 shares (cost - $5,040).....      4,879
    Rising Dividends Series, 308,038 shares (cost - $5,892).........      6,780
    Emerging Markets Series, 120,497 shares (cost - $1,026).........        805
    Value Equity Series, 201,392 shares (cost - $3,378).............      3,198
    Strategic Equity Series, 127,803 shares (cost - $1,624).........      1,638
    Small Cap Series, 191,056 shares (cost - $2,619)................      3,063
    Managed Global Series, 226,003 shares (cost - $3,128)...........      3,207
    Mid-Cap Growth Series, 82,760 shares (cost - $1,337)............      1,498
    Growth & Income Series, 160,691 shares (cost - $2,413)..........      2,510
    Research Series, 140,550 shares (cost - $2,742).................      2,855
    Total Return Series, 130,161 shares (cost - $2,031).............      2,057
    Value + Growth Series, 105,483 shares (cost - $1,489)...........      1,648
    Global Fixed Income Series, 525 shares (cost - $6)..............          6
  PIMCO Variable Insurance Trust:
    PIMCO High Yield Bond Portfolio, 8,017 shares (cost - $79)......         78
    PIMCO StocksPLUS Growth and Income Portfolio, 5,794 shares
       (cost - $68).................................................         73
                                                                        -------
      TOTAL ASSETS  (cost - $45,225)................................     46,502

LIABILITY
  Payable to Golden American Life Insurance Company for charges
    and fees........................................................        102
                                                                        -------
    TOTAL NET ASSETS................................................    $46,400
                                                                        =======

NET ASSETS
  For variable life insurance policies..............................    $43,556
  Retained in Separate Account A by Golden American Life
    Insurance Company...............................................      2,844
                                                                        -------
    TOTAL NET ASSETS................................................    $46,400
                                                                        =======


                            See accompanying notes.

[landscaped]
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                             (DOLLARS IN THOUSANDS)

                               LIQUID ASSET           LIMITED MATURITY            HARD ASSETS
                                 DIVISION              BOND DIVISION               DIVISION
                          -----------------------  -----------------------  -----------------------
                           1998    1997    1996     1998    1997    1996     1998    1997     1996
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
NET INVESTMENT INCOME
(LOSS)
 Income:
  Dividends.............  $   142 $   117 $    85  $    30 $    68 $   119       26 $    73 $     2
  Capital gains
  distributions.........       --      --      --       --      --      --       16      79      60
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL INVESTMENT INCOME      142     117      85       30      68     119       42     152      62

 Expenses:
  Mortality and expense
  risk and asset based
  administrative
  charges...............       26      22      17       8       9       10        8       9       3
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL EXPENSES.........       26      22      17       8       9       10        8       9       3
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 NET INVESTMENT INCOME
 (LOSS).................      116      95      68       22      59     109       34     143      59

REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on investments..       --      --      --       (5)    (24)     39     (347)    174     28
 Net unrealized
 appreciation
 (depreciation) of
 investments............       --      --      --       35      19    (113)     226    (248)     (7)
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $   116 $    95 $    68 $    52 $    54  $    35  $   (87)$    69 $    80
                          ======= ======= =======  ======= ======= =======  ======= ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998

                            See accompanying notes.

[landscaped]
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                ALL-GROWTH               REAL ESTATE              FULLY MANAGED
                                 DIVISION                 DIVISION                  DIVISION
                          -----------------------  -----------------------  -----------------------
                           1998     1997    1996    1998    1997    1996     1998    1997    1996
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
NET INVESTMENT INCOME
(LOSS)
 Income:
  Dividends.............  $     9 $     4 $    39  $    28 $   29 $     16  $   105 $    89 $    72
  Capital gains
  distributions.........       10      54       6       52      26       7      196     130      87
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL INVESTMENT INCOME       19      58      45       80      55      23      301     219     159

 Expenses:
  Mortality and expense
  risk and asset based
  administrative
  charges...............       16      17      16        6       8       2       28      25      16
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL EXPENSES.........       16      17      16        6       8       2       28      25      16
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 NET INVESTMENT INCOME
 (LOSS).................        3      41      29       74      47      21      273     194     143

REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on investments..       21     (21)     (7)    (159)    144      27       72     179      18
 Net unrealized
 appreciation
 (depreciation) of
 investments............      115      55     (82)     (89)    (54)     27      194     (16)     77
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $   139 $    75 $   (60) $  (174)$   137 $    75  $   151 $   357 $   238
                          ======= ======= =======  ======= ======= =======  ======= ======= =======

(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998


                            See accompanying notes.

[landscaped]
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                 MULTIPLE                  CAPITAL                 RISING
                                ALLOCATION              APPRECIATION              DIVIDENDS
                                 DIVISION                 DIVISION                DIVISION
                          -----------------------  -----------------------  -----------------------
                           1998     1997    1996    1998    1997    1996     1998    1997    1996
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
NET INVESTMENT INCOME
(LOSS)
 Income:
  Dividends.............  $   129 $   163 $    96  $    64 $   175 $    27  $    32 $    30 $    20
  Capital gains
  distributions.........      139      80      85      373     347     168      236      79      17
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL INVESTMENT INCOME      268     243     181      437     522     195      268     109      37

 Expenses:
  Mortality and expense
  risk and asset based
  administrative
  charges...............       23      21      18       41      31      19       53      33      17
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL EXPENSES.........       23      21      18       41      31      19       53      33      17
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 NET INVESTMENT INCOME
 (LOSS).................      245     222     163      396     491     176      215      76      20

REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on investments..       41      94      31      441     221      73      452     308      45
 Net unrealized
 appreciation
 (depreciation) of
 investments............     (110)     27     (50)    (378)    122     104        5     523     235
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $   176 $   343  $   144 $   459 $   834 $   353  $   672 $   907 $   300
                          ======= =======  ======= ======= ======= =======  ======= ======= =======

(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998


                            See accompanying notes.

[landscaped]
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                 EMERGING                     VALUE                 STRATEGIC
                                  MARKETS                    EQUITY                  EQUITY
                                 DIVISION                   DIVISION                DIVISION
                          -----------------------  -----------------------  -----------------------
                           1998     1997    1996    1998    1997    1996     1998    1997    1996
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
NET INVESTMENT INCOME
(LOSS)
 Income:
  Dividends.............       -- $     2      --  $    71 $   210 $    27  $    45 $    64 $     6
  Capital gains
  distributions.........       --      --      --       26      51      49       63       1       6
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL INVESTMENT INCOME       --       2      --       97     261      76      108      65      12

 Expenses:
  Mortality and expense
  risk and asset based
  administrative
  charges...............  $    11      12 $     9       27      19      10       12       9       2
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL EXPENSES.........       11      12       9       27      19      10       12       9       2
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 NET INVESTMENT INCOME
 (LOSS).................      (11)    (10)     (9)      70     242      66       96      56      10

REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on investments..      (84)     54     (21)     206     188      12       18      60      13
 Net unrealized
 appreciation
 (depreciation) of
 investments............      (47)   (184)     59     (291)     45      42     (115)    111      17
                          ------- ------- -------  ------- ------- -------  ------- ------- -------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $  (142)$  (140)$    29  $   (15)$   475 $   120  $    (1)$   227 $    40
                          ======= ======= =======  ======= ======= =======  ======= ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998


                            See accompanying notes.

[landscaped]

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                SMALL CAP                 MANAGED GLOBAL         MID-CAP GROWTH
                                 DIVISION                   DIVISION                DIVISION
                          -----------------------  -----------------------  -----------------------
                           1998     1997    1996(a) 1998    1997    1996(b)  1998    1997    1996(c)
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
NET INVESTMENT INCOME
(LOSS)
 Income:
  Dividends.............       --      --      --  $    45 $    42      --  $    64 $    18      --
  Capital gains
  distributions.........       --      --      --       90       2      --       --       1 $     4
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL INVESTMENT INCOME       --      --      --      135      44      --       64 $    19       4

 Expenses:
 Mortality and expense
  risk and asset based
  administrative
  charges...............  $    25 $    16 $     6       13       3      --       12       3      --
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 TOTAL EXPENSES.........       25      16       6       13       3      --       12       3      --
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
 NET INVESTMENT INCOME
 (LOSS).................      (25)    (16)     (6)     122      41      --       52      16       4

REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on investments..      202     118       8      310      33      --     (177)     --       2
 Net unrealized
 appreciation
 (depreciation) of
 investments............      310     101      33      122     (44)$     1      129      36      (4)
                          ------- ------- -------  ------- ------- -------  ------- ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $   487 $   203 $    35  $   554 $    30 $     1  $     4 $    52 $     2
                          ======= ======= =======  ======= ======= =======  ======= ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998


                            See accompanying notes.

 [landscaped]

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                                                        TOTAL           VALUE +
                               GROWTH & INCOME        RESEARCH          RETURN          GROWTH
                                  DIVISION            DIVISION          DIVISION        DIVISION
                          -----------------------  ---------------  ---------------  ---------------
                           1998    1997    1996(c)  1998    1997(d)  1998    1997(e)  1998    1997(e)
                          ------- ------- -------  ------- -------  ------- -------  ------- -------
NET INVESTMENT INCOME
(LOSS)
 Income:
  Dividends.............  $    74 $    87      --  $   152 $    18  $   113 $    12  $    68      --
  Capital gains
  distributions.........       --       1      --       --       7       --       4       --      --
                          ------- ------- -------  ------- -------  ------- -------  ------- -------
 TOTAL INVESTMENT INCOME       74      88      --      152      25      113      16       68      --

 Expenses:
  Mortality and expense
  risk and asset based
  administrative
  charges...............       15       7      --       15       3       12       2        7 $     2
                          ------- ------- -------  ------- -------  ------- -------  ------- -------
 TOTAL EXPENSES.........       15       7      --       15       3       12       2        7       2
                          ------- ------- -------  ------- -------  ------- -------  ------- -------
 NET INVESTMENT INCOME
 (LOSS).................       59      81      --      137      22      101      14       61      (2)

REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on investments..      (25)    142      --      136      70        8       7      (30)     55
 Net unrealized
 appreciation
 (depreciation) of
 investments............      164     (69)$     2      132     (19)      23       3      197     (38)
                          ------- ------- -------  ------- -------  ------- -------  ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $   198 $   154 $     2  $   405 $    73  $   132 $    24  $   228 $    15
                          ======= ======= =======  ======= =======  ======= =======  ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998


                            See accompanying notes.

[landscaped]

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                            STATEMENTS OF OPERATIONS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                                  PIMCO
                           GLOBAL      PIMCO   STOCKSPLUS
                           FIXED    HIGH YIELD GROWTH AND
                           INCOME      BOND      INCOME             COMBINED
                          DIVISION   DIVISION   DIVISION     -----------------------
                           1998(h)    1998(g)    1998(f)      1998    1997    1996
                          -------    -------    -------      ------- ------- -------
NET INVESTMENT INCOME
(LOSS)
 Income:
  Dividends.............       --    $     1    $     1      $ 1,199 $ 1,201 $   509
  Capital gains
  distributions.........       --         --         --        1,201     862     489
                          -------    -------    -------      ------- ------- -------
 TOTAL INVESTMENT INCOME       --          1          1        2,400   2,063     998

 Expenses:
  Mortality and expense
  risk and asset based
  administrative
  charges...............       --         --         --          358     251     145
                          -------    -------    -------      ------- ------- -------
 TOTAL EXPENSES.........       --         --         --          358     251     145
                          -------    -------    -------      ------- ------- -------
 NET INVESTMENT INCOME
 (LOSS).................       --          1          1        2,042   1,812     853

REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) on investments..  $   (50)        --         --        1,030   1,802     268
 Net unrealized
 appreciation
 (depreciation) of
 investments............       --         (1)         5          238     370     341
                          -------    -------    -------      ------- ------- -------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........  $   (50)        --    $     6      $ 3,310 $ 3,984 $ 1,462
                          =======    =======    =======      ======= ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998


                            See accompanying notes.

[landscaped]

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                             (DOLLARS IN THOUSANDS)

                                           LIQUID ASSET           LIMITED MATURITY            HARD ASSETS
                                             DIVISION              BOND DIVISION               DIVISION
                                      -----------------------  -----------------------  -----------------------
                                       1998    1997    1996     1998    1997    1996     1998    1997     1996
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income (loss)......  $   116 $    95 $    68  $    22 $    59 $   109  $    34 $   143 $    59
  Net realized gain (loss) on
    investments.....................       --      --      --       (5)    (24)     39     (347)    174      28
  Net unrealized appreciation
    (depreciation) of investments...       --      --      --       35      19    (113)     226    (248)     (7)
                                       ------ ------- -------  ------- ------- -------  ------- ------- -------
  Net increase (decrease) in net
    assets resulting from operations      116      95      68       52      54      35      (87)     69      80

 Changes from policy related
    transactions:
  Premiums..........................    8,625  10,919  10,103       30      23       3       19      12       4
  Surrenders and other withdrawals..   (1,081) (3,040) (2,084)    (169)   (106)    (22)    (203)    (45)    (44)
  Net transfers among Divisions and
    Fixed Interest Division of
    Golden American Life Insurance
    Company.........................   (8,288) (7,465) (8,526)     198    (107)    334       40      87     375
  Net additions to (from) assets
    retained in the account by
    Golden American Life Insurance
    Company........................       887      73     (23)     (18)    (20)     39       (8)      1      44
  Policy related charges and fees..       (21)    (11)    (11)      (9)     (7)     (6)     (13)     (9)     (6)
                                       ------ ------- -------  ------- ------- -------  ------- ------- -------
  Increase (decrease) in net assets
  from policy related transactions.       122     476    (541)      32    (217)    348     (165)     46     373
                                       ------ ------- -------  ------- ------- -------  ------- ------- -------
  Total increase (decrease)........       238     571    (473)      84    (163)    383     (252)    115     453

NET ASSETS AT BEGINNING OF PERIOD..     2,174   1,603   2,076      914   1,077     694      705     590     137
                                       ------ ------- -------  ------- ------- -------  ------- ------- -------
NET ASSETS AT END OF PERIOD........   $ 2,412 $ 2,174 $ 1,603  $   998 $   914 $ 1,077  $   453 $   705 $   590
                                      ======= ======= =======  ======= ======= =======  ======= ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998

                            See accompanying notes.

[landscaped]
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                            ALL-GROWTH               REAL ESTATE              FULLY MANAGED
                                             DIVISION                 DIVISION                  DIVISION
                                      -----------------------  -----------------------  -----------------------
                                       1998    1997    1996     1998    1997    1996     1998    1997     1996
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income (loss)......  $     3 $    41 $    29  $    74 $    47 $    21  $   273 $   194 $   143
  Net realized gain (loss) on
    investments.....................       21     (21)     (7)    (159)    144      27       72     179      18
  Net unrealized appreciation
    (depreciation) of investments...      115      55     (82)     (89)    (54)     27     (194)    (16)     77
                                       ------ ------- -------  ------- ------- -------  ------- ------- -------
  Net increase (decrease) in net
    assets resulting from operations      139      75     (60)    (174)    137      75      151     357     238

 Changes from policy related
    transactions:
  Premiums..........................       57      52      22       27       8       1       97      55       5
  Surrenders and other withdrawals..     (256)    (61)    (32)    (140)    (21)     (3)    (153)   (336)    (131)
  Net transfers among Divisions and
    Fixed Interest Division of
    Golden American Life Insurance
    Company.........................     (317)    177     680       93     206     198      800     549      787
  Net additions to (from) assets
    retained in the account by
    Golden American Life Insurance
    Company........................       (21)    (29)     63       (9)     25      20      (38)     40      80
  Policy related charges and fees..       (17)    (14)    (13)      (6)     (7)     (2)     (33)    (26)    (13)
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Increase (decrease) in net assets
  from policy related transactions.      (554)    125     720      (35)    211     214      673     282     728
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Total increase (decrease)........      (415)    200     660     (209)    348     289      824     639     966

NET ASSETS AT BEGINNING OF PERIOD..     2,047   1,847   1,187      784     436     147    2,732   2,093   1,127
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
NET ASSETS AT END OF PERIOD........   $ 1,632 $ 2,047 $ 1,847  $   575 $   784 $   436  $ 3,556 $ 2,732 $ 2,093
                                      ======= ======= =======  ======= ======= =======  ======= ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998

                            See accompanying notes.

[landscaped]
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                             MULTIPLE                  CAPITAL                 RISING
                                            ALLOCATION              APPRECIATION              DIVIDENDS
                                             DIVISION                 DIVISION                DIVISION
                                      -----------------------  -----------------------  -----------------------
                                       1998    1997    1996     1998    1997    1996     1998    1997     1996
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income (loss)......  $   245 $   222 $   163  $   396 $   491 $   176  $   215 $    76 $    20
  Net realized gain (loss) on
    investments.....................       41      94      31      441     221      73      453     308      45
  Net unrealized appreciation
    (depreciation) of investments...     (110)     27     (50)    (378)    122     104        5     523     235
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Net increase (decrease) in net
    assets resulting from operations      176     343     144      459     834     353      672     907     300

 Changes from policy related
    transactions:
  Premiums..........................       78      97      18      215      82       7      248     182      37
  Surrenders and other withdrawals..     (247)   (122)   (152)    (499)   (368)   (145)    (528)   (149)    (79)
  Net transfers among Divisions and
    Fixed Interest Division of
    Golden American Life Insurance
    Company.........................      229      33     454   (1,237)  2,574   1,292    1,878   1,058   1,355
  Net additions to (from) assets
    retained in the account by
    Golden American Life Insurance
    Company........................       (29)      7      38      (54)    225     151      (74)    105     161
  Policy related charges and fees..       (22)    (18)    (15)     (37)    (43)    (27)     (62)    (41)    (19)
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Increase (decrease) in net assets
  from policy related transactions.         9      (3)    343   (1,612)  2,470   1,278    1,462   1,155   1,455
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Total increase (decrease)........       185     340     487   (1,153)  3,304   1,631    2,134   2,062   1,755

NET ASSETS AT BEGINNING OF PERIOD..     2,369   2,029   1,542    6,023   2,719   1,088    4,631   2,569     814
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
NET ASSETS AT END OF PERIOD........   $ 2,554 $ 2,369 $ 2,029  $ 4,870 $ 6,023 $ 2,719  $ 6,765 $ 4,631 $ 2,569
                                      ======= ======= =======  ======= ======= =======  ======= ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998

                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                             EMERGING                     VALUE                 STRATEGIC
                                              MARKETS                    EQUITY                  EQUITY
                                             DIVISION                   DIVISION                DIVISION
                                      -----------------------  -----------------------  -----------------------
                                       1998    1997    1996     1998    1997    1996     1998    1997     1996
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income (loss)......  $   (11)$   (10)$    (9) $    70 $   242 $    66  $    96 $    56 $    10
  Net realized gain (loss) on
    investments.....................      (84)     54     (21)     206     188      12       18      60      13
  Net unrealized appreciation
    (depreciation) of investments...      (47)   (184)     59     (291)     45      42     (115)    111      17
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Net increase (decrease) in net
    assets resulting from operations     (142)   (140)     29      (15)    475     120       (1)    227      40

 Changes from policy related
    transactions:
  Premiums..........................       39      48       5      142      93       8       40      45      --
  Surrenders and other withdrawals..      (19)    (17)   (118)    (363)   (107)    (31)     (15)    (17)     (1)
  Net transfers among Divisions and
    Fixed Interest Division of
    Golden American Life Insurance
    Company.........................      (83)     48     527      547     735   1,130      334     467     424
  Net additions to (from) assets
    retained in the account by
    Golden American Life Insurance
    Company........................       (10)    (20)     45      (39)     59     130      (18)     53      51
  Policy related charges and fees..        (9)    (11)    (10)     (29)    (21)    (12)      (9)     (7)     (2)
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Increase (decrease) in net assets
  from policy related transactions.       (82)     48     449      258     759   1,225      332     541     472
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Total increase (decrease)........      (224)    (92)    478      243   1,234   1,345      331     768     512

NET ASSETS AT BEGINNING OF PERIOD..     1,027   1,119     641    2,948   1,714     369    1,305     537      25
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
NET ASSETS AT END OF PERIOD........   $   803 $ 1,027 $ 1,119  $ 3,191 $ 2,948 $ 1,714  $ 1,636 $ 1,305 $   537
                                      ======= ======= =======  ======= ======= =======  ======= ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998

                            See accompanying notes.

[landscaped]

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                            SMALL CAP                 MANAGED GLOBAL          MID-CAP GROWTH
                                             DIVISION                   DIVISION                DIVISION
                                      -----------------------  -----------------------  -----------------------
                                       1998    1997    1996(a)  1998    1997    1996(b)  1998    1997     1996(c)
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income (loss)......  $   (25)$   (16)$    (6) $   122 $    41      --  $    52 $    16 $     4
  Net realized gain (loss) on
    investments.....................      202     118       8      310      33      --     (177)     --       2
  Net unrealized appreciation
    (depreciation) of investments...      310     101      33      122     (44)$     1      129      36      (4)
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Net increase (decrease) in net
    assets resulting from operations      487     203      35      554      30       1        4      52       2

 Changes from policy related
    transactions:
  Premiums..........................      114      98       8       72       6      (2)     166      38       1
  Surrenders and other withdrawals..     (286)    (40)     (5)    (108)     (4)     --     (117)    (10)     --
  Net transfers among Divisions and
    Fixed Interest Division of
    Golden American Life Insurance
    Company.........................      589     643   1,134    2,157     386      87    1,022     269      72
  Net additions to (from) assets
    retained in the account by
    Golden American Life Insurance
    Company........................       (31)     38     125      (11)     43       8       (5)     20       7
  Policy related charges and fees..       (26)    (20)    (10)     (14)     (5)     --      (22)     (5)     (1)
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Increase (decrease) in net assets
  from policy related transactions.       360     719   1,252    2,096     426      93    1,044     312      79
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
  Total increase (decrease)........       847     922   1,287    2,650     456      94    1,048     364      81

NET ASSETS AT BEGINNING OF PERIOD..     2,209   1,287      --      550      94      --      445      81      --
                                      ------- ------- -------  ------- ------- -------  ------- ------- -------
NET ASSETS AT END OF PERIOD........   $ 3,056 $ 2,209 $ 1,287  $ 3,200 $   550 $    94  $ 1,493 $   445 $    81
                                      ======= ======= =======  ======= ======= =======  ======= ======= =======



(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998

                            See accompanying notes.

[landscaped]
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                                                                    TOTAL           VALUE +
                                           GROWTH & INCOME        RESEARCH          RETURN          GROWTH
                                              DIVISION            DIVISION          DIVISION        DIVISION
                                      -----------------------  ---------------  ---------------  ---------------
                                       1998    1997    1996(c)  1998    1997(d)  1998    1997(e)  1998    1997(e)
                                      ------- ------- -------  ------- -------  ------- -------  ------- -------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income (loss)......  $    59 $    81      --  $   137 $    22  $   101 $    14  $    61 $    (2)
  Net realized gain (loss) on
    investments.....................      (25)    142      --      136      70        8       7      (30)     55
  Net unrealized appreciation
    (depreciation) of investments...      164     (69)$     2      132     (19)      23       3      197     (38)
                                      ------- ------- -------  ------- -------  ------- -------  ------- -------
  Net increase (decrease) in net
    assets resulting from operations      198     154       2      405      73      132      24      228      15

 Changes from policy related
    transactions:
  Premiums..........................       81      78       1      377      10       46       1       48      16
  Surrenders and other withdrawals..      (41)     (4)     --      (26)     (4)     (15)     (1)      (7)     --
  Net transfers among Divisions and
    Fixed Interest Division of
    Golden American Life Insurance
    Company.........................    1,232     798      71    1,312     721    1,404     483      960     229
  Net additions to (from) assets
    retained in the account by
    Golden American Life Insurance
    Company........................       (25)    (15)      9      (55)     77      (14)     10      (11)    186
  Policy related charges and fees..       (22)    (13)     --      (32)     (8)     (15)     (3)     (12)     (8)
                                      ------- ------- -------  ------- -------  ------- -------  ------- -------
  Increase (decrease) in net assets
  from policy related transactions.     1,225     844      81    1,576     796    1,406     490      978     423
                                      ------- ------- -------  ------- -------  ------- -------  ------- -------
  Total increase (decrease)........     1,423     998      83    1,981     869    1,538     514    1,206     438

NET ASSETS AT BEGINNING OF PERIOD..     1,081      83      --      869      --      514      --      438      --
                                      ------- ------- -------  ------- -------  ------- -------  ------- -------
NET ASSETS AT END OF PERIOD........   $ 2,504 $ 1,081 $    83  $ 2,850 $   869  $ 2,052 $   514  $ 1,644 $   438
                                      ======= ======= =======  ======= =======  ======= =======  ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998

                            See accompanying notes.

[landscaped]
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996, EXCEPT AS NOTED
                                  (CONTINUED)
                             (DOLLARS IN THOUSANDS)

                                                              PIMCO
                                       GLOBAL     PIMCO    STOCKSPLUS
                                       FIXED    HIGH YIELD GROWTH AND
                                       INCOME       BOND      INCOME            COMBINED
                                      DIVISION   DIVISION   DIVISION     -----------------------
                                       1998(h)    1998(g)    1998(f)      1998    1997    1996
                                      -------    -------    -------      ------- ------- -------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income (loss)......       --    $     1    $     1      $ 2,042 $ 1,812 $   853
  Net realized gain (loss) on
    investments.....................  $   (50)        --         --        1,030   1,802     268
  Net unrealized appreciation
    (depreciation) of investments...       --         (1)         5          238     370     341
                                      -------    -------    -------      ------- ------- -------
  Net increase (decrease) in net
    assets resulting from operations      (50)        --          6        3,310   3,984   1,462

 Changes from policy related
    transactions:
  Premiums..........................       (1)        --         --       10,520  11,863  10,221
  Surrenders and other withdrawals..       --         (4)        --       (4,277) (4,452) (2,847)
  Net transfers among Divisions and
    Fixed Interest Division of
    Golden American Life Insurance
    Company.........................       57         84         67        3,078   1,891     394
  Net additions to (from) assets
    retained in the account by
    Golden American Life Insurance
    Company........................        --         (2)        --          415     878     948
  Policy related charges and fees..        --         (1)        --         (411)   (277)   (147)
                                      -------    -------    -------      ------- ------- -------
  Increase (decrease) in net assets
  from policy related transactions.        56         77         67        9,325   9,903   8,569
                                      -------    -------    -------      ------- ------- -------
  Total increase (decrease)........         6         77         73       12,635  13,887  10,031

NET ASSETS AT BEGINNING OF PERIOD..        --         --         --       33,765  19,878   9,847
                                      -------    -------    -------      ------- ------- -------
NET ASSETS AT END OF PERIOD........   $     6    $    77    $    73      $46,400 $33,765 $19,878
                                      =======    =======    =======      ======= ======= =======


(a)Commencement of operations, January 30, 1996
(b)Commencement of operations, September 23, 1996
(c)Commencement of operations, October 2, 1996
(d)Commencement of operations, February 20, 1997
(e)Commencement of operations, February 21, 1997
(f)Commencement of operations, July 31, 1998
(g)Commencement of operations, August 3, 1998
(h)Commencement of operations, September 4, 1998

                            See accompanying notes.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                         SEPARATE ACCOUNT A
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1998


NOTE 1 - ORGANIZATION
Golden American Life Insurance Company Separate Account A (the "Account") was established by Golden American Life Insurance Company ("Golden American") to support the operations of flexible premium variable life insurance policies ("Policies"). Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Golden American provides for variable accumulation and benefits under the Policies by crediting insurance premiums to one or more divisions within the Account or the Golden American Fixed Interest Division, which is not part of the Account, as elected by the Policyowners. The portion of the Account's assets applicable to Policies will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Golden American.

At December 31, 1998, the Account had, under GoldenSelect Policies (Genesis I and Genesis Flex), twenty-two investment divisions: Liquid Asset, Limited Maturity Bond, Hard Assets, All-Growth, Real Estate, Fully Managed, Multiple Allocation, Capital Appreciation, Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global, Mid-Cap Growth (formerly OTC), Growth & Income, Research, Total Return, Value + Growth, Global Fixed Income, PIMCO High Yield Bond and PIMCO StocksPLUS Growth and Income ("Divisions"). The assets in each Division are invested in shares of a designated series
("Series," which may also be referred to as a "Portfolio") of mutual funds, The GCG Trust and the PIMCO Variable Insurance Trust, (the "Trusts"). The Developing World and Growth Opportunities Divisions were available under GoldenSelect Policies but did not have investments at December 31, 1998.

Prior to August 14, 1998, the Account also had certain investment divisions available from the Equi-Select Series Trust. In an effort to consolidate operations, Golden American requested permission from the Securities and Exchange Commission ("SEC") to substitute shares of each Portfolio of the Equi-Select Series Trust with shares of a similar Series of The GCG Trust. On August 14, 1998, after approval from the SEC, shares of each Portfolio of the Equi-Select Series Trust were substituted with shares of a similar series of The GCG Trust. The consolidation resulted in the following Series being substituted from The GCG Trust:

          Equi-Select Series Trust        The GCG Trust
          Investment Division             Investment Division
          ------------------------        -------------------

          OTC                             Mid-Cap Growth
          Research                        Research
          Total Return                    Total Return
          Value + Growth                  Value + Growth
          Growth & Income                 Growth & Income

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies of the Account:

USE OF ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENTS: Investments are made in shares of a Series or Portfolio of the Trusts and are valued at the net asset value per share of the respective Series or Portfolio of the Trusts. Investment transactions in each Series or Portfolio of the Trusts are recorded on the trade date. Distributions of net investment income and capital gains from each Series or Portfolio of the Trusts are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Series or Portfolio of the Trusts are determined on the specific identification basis.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                         SEPARATE ACCOUNT A
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1998


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES: Operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Policyowners are excluded in the determination of the federal income tax liability of Golden American.

NOTE 3 - CHARGES AND FEES
Under the terms of the Policies, certain charges are allocated to the Policies to cover Golden American's expenses in connection with the issuance and administration of the Policies.
Following is a summary of these charges:

MORTALITY AND EXPENSE RISK AND ASSET BASED ADMINISTRATIVE
CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Policies, deducts a daily charge from the assets of the Account at annual rates of either .80% or .90% of the assets attributable to the Policies to cover these risks. For certain Policies, a daily asset based administrative charge at an annual rate of .10% is deducted from assets attributable to the Policies.

ADMINISTRATIVE CHARGES: An administrative charge of $200 (single life) or $300 (joint life) is made to cover the cost of underwriting and issuing a Policy. The charge is deducted in quarterly installments on each Policy during the first Policy year. In addition, an administrative charge of $10 per Policy is deducted quarterly to cover ongoing administrative expenses.

MORTALITY COST: A mortality cost is deducted equal to the cost of providing coverage under the Policies. The cost is based on each insurer's sex, attained age, and underwriting class and can be adjusted, subject to certain maximum amounts set forth in the Policies.

MINIMUM DEATH BENEFIT GUARANTEE CHARGE: A minimum death benefit guarantee charge is assessed at a maximum rate per year of $0.60 per $1,000 of face or net amount at risk, as defined in each Policy. The charge is deducted in equal installments on each Policy quarterly processing date during the guarantee period.

DEFERRED SALES LOAD: Under Policies offered subsequent to October 1995, a sales load of 6% of premium is deducted in equal installments over a six-year period. Under Policies offered prior to October 1995, a sales load of up to 7.5% was assessed to each premium payment for sales-related expenses as specified in the Policy. For the Policies offered prior to October 1995, the sales load is deducted in equal annual installments over the period the Policy is in force, not to exceed ten years. The sales load on all Policies is chargeable to each premium when it is received by Golden American. The amount of such charge is initially advanced by Golden American to Policyowners. This amount is included in the accumulation value and then deducted in equal installments on each Policy anniversary date over a period of either six or ten years. Upon surrender of the Policy, the unamortized deferred sales load is deducted from the accumulation value by Golden American.

DEFERRED FACE AMOUNT CHARGE: A charge is assessed which is deducted in equal installments over a six year period following receipt of the initial premium or increase in face amount. This charge varies based on the face amount, age and sex of the insured and the Policy chosen. This charge will never exceed $12 per $1,000 of face amount. A portion of this charge is considered to be an additional sales load.

PREMIUM TAXES:  Premiums are subject to a charge for premium and
other state and local taxes.   The amount and timing of the
payment by Golden American depends on the state of residence and currently ranges up to 4.0% of premiums. Although the premium tax is chargeable to each premium when received, the amount of such charge is initially advanced by Golden American to Policyowners and included as a component of the Policyowner's investment value and then deducted in equal installments on each Policy anniversary date over a period of either six or ten years. Upon the surrender of the Policy, any unamortized premium taxes are deducted from the Policyowner's investment value. For some Policies, the deferred premium taxes are collected in one installment at the end of the Policy processing period following the premium collection.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                         SEPARATE ACCOUNT A
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1998


NOTE 3 - CHARGES AND FEES (CONTINUED)

LOAN CHARGE: A current net loan charge of up to 1.00% is made based on the Policy loan amount on Policies that allow loans.
The charge is accrued daily, as applicable, and deducted on each Policy anniversary date.

OTHER CHARGES: Twelve free investment re-allocations among Divisions per Policy are allowed each Policy year. For each additional investment re-allocation, a $25 charge may be made from the amount transferred between each Division. For each partial withdrawal in excess of four per year, a charge is made equal to the lesser of $25 and 2% of the amount withdrawn.

A summary of the net assets retained in the Account, representing the unamortized deferred sales load and premium taxes advanced by Golden American previously noted follows:

                                          YEAR ENDED DECEMBER 31
                                        --------------------------
                                          1998     1997     1996
                                        -------- -------- --------
                                          (DOLLARS IN THOUSANDS)

 Balance at beginning of year            $2,429   $1,551   $  603
 Sales load advanced                        767      825      758
 Premium tax advanced                       271      322      304
 Net transfer from Fixed Interest
    Division                                 --       94       38
 Amortization of deferred sales load
    and premium tax                        (623)    (363)    (152)
                                         ------   ------   ------
 Balance at end of year                  $2,844   $2,429   $1,551
                                         ======   ======   ======


NOTE 4 - PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                                        YEAR ENDED DECEMBER 31
                                   --------------------------------------------------------------------
                                          1998                    1997                    1996
                                   --------------------    --------------------    --------------------
                                   PURCHASES    SALES      PURCHASES    SALES      PURCHASES    SALES
                                   --------------------    --------------------    --------------------
                                                        (DOLLARS IN THOUSANDS)

The GCG Trust
  Liquid Asset Division             $22,611    $22,372      $13,442    $12,871      $ 9,546    $10,017
  Limited Maturity Bond Division        398        344        3,241      3,399        1,100        642
  Hard Assets Division                6,948      7,080        4,335      4,146          576        140
  All-Growth Division                   204        755        1,263      1,099        1,918      1,168
  Real Estate Division                3,093      3,055        6,843      6,584          337        102
  Fully Managed Division              1,237        289        1,229        751        1,054        180
  Multiple Allocation Division          556        301          908        689          915        408
  Capital Appreciation Division       1,885      3,104        3,945        981        2,513      1,054
  Rising Dividends Division           2,916      1,236        2,021        785        1,653        174
  Emerging Markets Division           2,178      2,271          588        551          777        335
  Value Equity Division               1,826      1,497        1,952        949        1,390         94
  Strategic Equity Division             552        124        1,079        482          583        100
  Small Cap Division                  1,236        900        2,239      1,535        1,404        153
  Managed Global Division            14,100     11,877          809        340           96          3
  Mid-Cap Growth Division            12,222     11,124          416         82          127         47
  Growth & Income Division            2,006        720        4,003      3,074           81         --
  Research Division                   4,261      2,546        1,563        742           --         --
  Total Return Division               1,690        180          571         65           --         --
  Value + Growth Division             1,249        208        2,605      2,182           --         --
  Global Fixed Income Division        4,323      4,267           --         --           --         --
PIMCO Variable Insurance Trust:
  PIMCO High Yield Bond Portfolio        86          7           --         --           --         --
  PIMCO StocksPLUS Growth and
    Income Portfolio                     69          1           --         --           --         --
                                    -------    -------      -------    -------      -------    -------
COMBINED                            $85,646    $74,258      $53,052    $41,307      $24,070    $14,617
                                    =======    =======      =======    =======      =======    =======

                                  100

               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                         SEPARATE ACCOUNT A
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1998


NOTE 5 - SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Policyowners' transactions shown in the following table reflect gross inflows ("Purchases") and outflows ("Sales") in units for each Division.

                                                        YEAR ENDED DECEMBER 31
                                   --------------------------------------------------------------------
                                          1998                    1997                    1996
                                   --------------------    --------------------    --------------------
                                   PURCHASES    SALES      PURCHASES    SALES      PURCHASES    SALES
                                   --------------------    --------------------    --------------------

The GCG Trust
  Liquid Asset Division             1,585,803  1,575,552      973,006    937,639      751,988    792,125
  Limited Maturity Bond Division       21,495     19,604      195,361    208,941       64,993     41,870
  Hard Assets Division                387,627    390,222      181,583    177,600       29,493      9,091
  All-Growth Division                  13,955     50,356       80,436     73,085      131,273     83,029
  Real Estate Division                126,885    131,070      276,497    266,809       15,888      4,944
  Fully Managed Division               45,578     13,056       55,134     38,235       55,652     11,003
  Multiple Allocation Division         13,857     13,050       34,857     34,416       43,404     23,182
  Capital Appreciation Division        61,997    135,741      159,349     46,074      148,680     67,690
  Rising Dividends Division           121,562     55,078      107,589     42,323      113,046     12,227
  Emerging Markets Division           254,914    250,189       56,756     54,201       78,278     33,532
  Value Equity Division                93,161     80,872      102,289     59,623       96,086      6,366
  Strategic Equity Division            31,056      7,888       81,966     36,885       51,542      8,565
  Small Cap Division                   89,683     63,335      187,527    125,606      121,574     12,919
  Managed Global Division           1,034,663    870,875       65,487     27,970        8,986        250
  Mid-Cap Growth Division             622,118    580,413       23,612      4,933        8,153      3,011
  Growth & Income Division            126,743     50,768      267,409    204,064        6,613          4
  Research Division                   193,134    116,164       84,489     38,856           --         --
  Total Return Division                92,613     10,087       35,701      4,087           --         --
  Value + Growth Division              81,538     15,029      177,892    144,389           --         --
  Global Fixed Income Division        321,091    320,650           --         --           --         --
PIMCO Variable Insurance Trust:
  PIMCO High Yield Bond Portfolio       8,389        720           --         --           --         --
  PIMCO StocksPLUS Growth and
    Income Portfolio                    6,582         39           --         --           --         --
                                    ---------  ---------    ---------  ---------    ---------  ---------
COMBINED                            5,334,444  4,750,758    3,146,940  2,525,736    1,725,649  1,109,808
                                    =========  =========    =========  =========    =========  =========

NOTE 6 - NET ASSETS
Investments at net asset value less the payable to Golden American Life Insurance Company for charges and fees at December 31, 1998 consisted of the following:

                                                  LIMITED
                                       LIQUID     MATURITY      HARD        ALL-        REAL       FULLY
                                       ASSET        BOND       ASSETS      GROWTH      ESTATE      MANAGED
                                      DIVISION    DIVISION    DIVISION    DIVISION    DIVISION    DIVISION
                                     ----------------------------------------------------------------------
                                                              (DOLLARS IN THOUSANDS)
Unit transactions                     $ 1,997     $   766     $   358     $ 1,280     $   481     $ 2,631
Accumulated investment income (loss)
  and net realized gain (loss)
  on investments                          415         247         120         274         197         958
Net unrealized appreciation
  (depreciation) of investments            --         (15)        (25)         78        (103)        (33)
                                      -------     -------     -------     -------     -------     -------
                                      $ 2,412     $   998     $   453     $ 1,632     $   575     $ 3,556
                                      =======     =======     =======     =======     =======     =======

                                  101

                                      MULTIPLE    CAPITAL      RISING     EMERGING     VALUE      STRATEGIC
                                     ALLOCATION APPRECIATION  DIVIDENDS   MARKETS      EQUITY      EQUITY
                                      DIVISION    DIVISION    DIVISION    DIVISION    DIVISION    DIVISION
                                     ----------------------------------------------------------------------
                                                            (DOLLARS IN THOUSANDS)
Unit transactions                     $ 1,541     $ 2,998     $ 4,739     $ 1,158     $ 2,577     $ 1,369
Accumulated investment income (loss)
  and net realized gain (loss)
  on investments                        1,061       2,033       1,138        (134)        794         253
Net unrealized appreciation
  (depreciation) of investments           (48)       (161)        888        (221)       (180)         14
                                      -------     -------     -------     -------     -------     -------
                                      $ 2,554     $ 4,870     $ 6,765     $   803     $ 3,191     $ 1,636
                                      =======     =======     =======     =======     =======     =======

                                                  MANAGED      MID-CAP    GROWTH &                 TOTAL
                                      SMALL CAP    GLOBAL      GROWTH      INCOME     RESEARCH     RETURN
                                      DIVISION    DIVISION    DIVISION    DIVISION    DIVISION    DIVISION
                                     ----------------------------------------------------------------------
                                                             (DOLLARS IN THOUSANDS)
Unit transactions                     $ 2,331     $ 2,615     $ 1,435     $ 2,150     $ 2,372     $ 1,896
Accumulated investment income (loss)
  and net realized gain (loss)
  on investments                          281         506        (103)        257         365         130
Net unrealized appreciation
  (depreciation) of investments           444          79         161          97         113          26
                                      -------     -------     -------     -------     -------     -------
                                      $ 3,056     $ 3,200     $ 1,493     $ 2,504     $ 2,850     $ 2,052
                                      =======     =======     =======     =======     =======     =======

                                                                           PIMCO
                                                                         STOCKSPLUS
                                       VALUE +  GLOBAL FIXED PIMCO HIGH  GROWTH AND
                                       GROWTH      INCOME    YIELD BOND   INCOME
                                      DIVISION    DIVISION    DIVISION    DIVISION    COMBINED
                                     ----------------------------------------------------------
                                                      (DOLLARS IN THOUSANDS)
Unit transactions                     $ 1,401     $    56     $    77     $    67     $36,295
Accumulated investment income (loss)
  and net realized gain (loss)
  on investments                           84         (50)          1           1       8,828
Net unrealized appreciation
  (depreciation) of investments           159          --          (1)          5       1,277
                                      -------     -------     -------     -------     -------
                                      $ 1,644     $     6     $    77     $    73     $46,400
                                      =======     =======     =======     =======     =======

NOTE 7 - UNIT VALUES
Accumulation unit value information (which is based on total assets) for units outstanding by policy type as of December 31, 1998 was as follows:

                                                           TOTAL UNIT
     DIVISION/POLICY            UNITS      UNIT VALUE         VALUE
------------------------------------------------------------------------
                                                          (IN THOUSANDS)
LIQUID ASSET
  Variable Life - Single         1,884      $15.12           $    28
  Variable Life - Joint        160,461       14.89             2,390
                                                             -------
                                  							   2,418

               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                         SEPARATE ACCOUNT A
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1998


NOTE 7 - UNIT VALUES  (CONTINUED)

                                                           TOTAL UNIT
     DIVISION/POLICY            UNITS      UNIT VALUE         VALUE
------------------------------------------------------------------------
                                                          (IN THOUSANDS)
LIMITED MATURITY BOND
  Variable Life - Single           129       17.74                 2
  Variable Life - Joint         57,289       17.42               998
                                                             -------
                                                               1,000

HARD ASSETS
  Variable Life - Single         1,702       15.15                26
  Variable Life - Joint         28,860       14.85               428
                                                             -------
                                                                 454

ALL-GROWTH
  Variable Life - Single           457       16.40                 7
  Variable Life - Joint        101,554       16.03             1,628
                                                             -------
                                                               1,635

REAL ESTATE
   Variable Life - Joint        25,493       22.60               576

FULLY MANAGED
   Variable Life - Joint       166,978       21.34             3,564

MULTIPLE ALLOCATION
  Variable Life - Single           452       23.18                11
  Variable Life - Joint        111,800       22.80             2,549
                                                             -------
                                                               2,560

CAPITAL APPRECIATION
  Variable Life - Single         6,866       25.47               174
  Variable Life - Joint        187,218       25.13             4,705
                                                             -------
                                                               4,879

RISING DIVIDENDS
  Variable Life - Single         1,883       23.31                44
  Variable Life - Joint        292,116       23.06             6,736
                                                             -------
                                                               6,780

EMERGING MARKETS
  Variable Life - Single             9        6.71                --
  Variable Life - Joint        121,222        6.64               805
                                                             -------
                                                                 805

VALUE EQUITY
  Variable Life - Single         2,395      $18.73           $    45
  Variable Life - Joint        169,765       18.58             3,153
                                                             -------
                                                               3,198

STRATEGIC EQUITY
  Variable Life - Joint        113,785       14.40             1,638

               GOLDEN AMERICAN LIFE INSURANCE COMPANY
                         SEPARATE ACCOUNT A
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1998


NOTE 7 - UNIT VALUES  (CONTINUED)

                                                           TOTAL UNIT
     DIVISION/POLICY            UNITS      UNIT VALUE         VALUE
------------------------------------------------------------------------
                                                          (IN THOUSANDS)
SMALL CAP
  Variable Life - Joint        196,924       15.55             3,063

MANAGED GLOBAL
  Variable Life - Joint        210,041       15.27             3,207

MID-CAP GROWTH
  Variable Life - Single         5,661       23.04               130
  Variable Life - Joint         59,865       22.84             1,368
                                                             -------
                                                               1,498

GROWTH & INCOME
  Variable Life - Single         2,600       17.29                45
  Variable Life - Joint        143,329       17.20             2,465
                                                             -------
                                                               2,510

RESEARCH
  Variable Life - Single         5,632       23.47               133
  Variable Life - Joint        116,971       23.27             2,722
                                                             -------
                                                               2,855

TOTAL RETURN
  Variable Life - Joint        114,140       18.02             2,057

VALUE + GROWTH
  Variable Life - Joint        100,012       16.47             1,648

GLOBAL FIXED INCOME
  Variable Life - Joint            441       13.31                 6

PIMCO HIGH YIELD BOND
  Variable Life - Joint          7,669       10.11                78

PIMCO STOCKSPLUS
 GROWTH AND INCOME
  Variable Life - Joint          6,543       11.14                73
                             ---------                       -------

COMBINED                     2,522,146                       $46,502
                             =========                       =======

FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY
For the years ended December 31, 1998 and 1997



REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

The Board of Directors and Stockholder
Golden American Life Insurance Company

We have audited the accompanying consolidated balance sheets of Golden American Life Insurance Company as of December 31, 1998 and 1997, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for the year ended December 31, 1998 and for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golden American Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for the year ended December 31, 1998 and for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996 in conformity with generally accepted accounting principles.

                                                   s/Ernst & Young LLP


Des Moines, Iowa
February 12, 1999

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                         CONSOLIDATED BALANCE SHEETS
                (Dollars in thousands, except per share data)
                                                        POST-MERGER
                                        --------------------------------------
                                         December 31, 1998   December 31, 1997
                                        -------------------  -----------------
ASSETS

Investments:
 Fixed maturities, available for sale,
  at fair value (cost: 1998 - $739,772;
  1997 - $413,288)                                $741,985           $414,401
 Equity securities, at fair value
  (cost: 1998 - $14,437; 1997 - $4,437)             11,514              3,904
 Mortgage loans on real estate                      97,322             85,093
 Policy loans                                       11,772              8,832
 Short-term investments                             41,152             14,460
                                        ------------------   ----------------
Total investments                                  903,745            526,690
Cash and cash equivalents                            6,679             21,039
Due from affiliates                                  2,983                827
Accrued investment income                            9,645              6,423
Deferred policy acquisition costs                  204,979             12,752
Value of purchased insurance in force               35,977             43,174
Current income taxes recoverable                       628                272
Deferred income tax asset                           31,477             36,230
Property and equipment, less allowances
 for depreciation of $801 in 1998 and
 $97 in 1997                                         7,348              1,567
Goodwill, less accumulated amortization
 of $4,408 in 1998 and $630 in 1997                146,719            150,497
Other assets                                         6,239                755
Separate account assets                          3,396,114          1,646,169
                                        ------------------   ----------------
Total assets                                    $4,752,533         $2,446,395
                                        ==================   ================

LIABILITIES AND STOCKHOLDER'S EQUITY

Policy liabilities and accruals:
 Future policy benefits:
  Annuity and interest sensitive life
   products                                       $881,112           $505,304
  Unearned revenue reserve                           3,840              1,189
 Other policy claims and benefits                       --                 10
                                        ------------------   ----------------
                                                   884,952            506,503

Line of credit with affiliate                           --             24,059
Surplus notes                                       85,000             25,000
Due to affiliates                                       --                 80
Other liabilities                                   32,573             17,271
Separate account liabilities                     3,396,114          1,646,169
                                        -------------------  -----------------
                                                 4,398,639          2,219,082

Commitments and contingencies

Stockholder's equity:
 Common stock, par value $10 per share,
  authorized, issued and outstanding
  250,000 shares                                     2,500              2,500
 Additional paid-in capital                        347,640            224,997
 Accumulated other comprehensive income
  (loss)                                              (895)               241
 Retained earnings (deficit)                         4,649               (425)
                                        ------------------   ----------------
Total stockholder's equity                         353,894            227,313
                                        ------------------   ----------------
Total liabilities and stockholder's
 equity                                         $4,752,533         $2,446,395
                                        ==================   ================

                            See accompanying notes.
                                      78

                                        GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                        CONSOLIDATED STATEMENTS OF OPERATIONS
                                               (Dollars in thousands)

                                                      POST-MERGER                        POST-ACQUISITION          PRE-ACQUISITION
                                        ------------------------------------ ------------------------------------ ------------------
                                                              For the period|    For the period    For the period|    For the period
                                                            October 25, 1997|   January 1, 1997   August 14, 1996|   January 1, 1996
                                        For the year ended           through|           through           through|           through
                                         December 31, 1998 December 31, 1997|  October 24, 1997 December 31, 1996|   August 13, 1996
                                        ------------------ -----------------|------------------ -----------------|------------------
                                                                            |                                    |
Revenues:                                                                   |                                    |
 Annuity and interest sensitive life                                        |                                    |
  product charges                                 $39,119            $3,834 |          $18,288            $8,768 |          $12,259
 Management fee revenue                             4,771               508 |            2,262               877 |            1,390
 Net investment income                             42,485             5,127 |           21,656             5,795 |            4,990
 Realized gains (losses) on                                                 |                                    |
  investments                                      (1,491)               15 |              151                42 |             (420)
 Other income                                       5,569               236 |              426               486 |               70
                                        -----------------  ---------------- |-----------------  ---------------- |-----------------
                                                   90,453             9,720 |           42,783            15,968 |           18,289
                                                                            |                                    |
                                                                            |                                    |
Insurance benefits and expenses:                                            |                                    |
 Annuity and interest sensitive                                             |                                    |
  life benefits:                                                            |                                    |
  Interest credited to account                                              |                                    |
    balances                                       94,845             7,413 |           19,276             5,741 |            4,355
  Benefit claims incurred in excess                                         |                                    |
    of account balances                             2,123                -- |              125             1,262 |              915
 Underwriting, acquisition and                                              |                                    |
  insurance expenses:                                                       |                                    |
  Commissions                                     121,171             9,437 |           26,818             9,866 |           16,549
  General expenses                                 37,577             3,350 |           13,907             5,906 |            9,422
  Insurance taxes                                   4,140               450 |            1,889               672 |            1,225
  Policy acquisition costs deferred              (197,796)          (13,678)|          (29,003)          (11,712)|          (19,300)
  Amortization:                                                             |                                    |
   Deferred policy acquisition costs                5,148               892 |            1,674               244 |            2,436
   Value of puchased insurance in force             4,724               948 |            5,225             2,745 |              951
   Goodwill                                         3,778               630 |            1,398               589 |               --
                                        -----------------  ---------------- |-----------------  ---------------- |-----------------
                                                   75,710             9,442 |           41,309            15,313 |           16,553
                                                                            |                                    |
Interest expense                                    4,390               557 |            2,082                85 |               --
                                        -----------------  ---------------- |-----------------  ---------------- |-----------------
                                                   80,100             9,999 |           43,391            15,398 |           16,553
                                        -----------------  ---------------- |-----------------  ---------------- |-----------------
Income (loss) before income taxes                  10,353              (279)|             (608)              570 |            1,736
                                                                            |                                    |
Income taxes                                        5,279               146 |           (1,337)              220 |           (1,463)
                                        -----------------  ---------------- |-----------------  ---------------- |-----------------
                                                                            |                                    |
Net income (loss)                                  $5,074             ($425)|             $729              $350 |           $3,199
                                        =================  ================ |=================  ================ |=================



                            See accompanying notes.
                                      79

                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                                   (Dollars in thousands)

                                                              PRE-ACQUISITION
                           ------------------------------------------------------------------------------------
                                                                         Accumulated
                                                                            Other
                                                Redeemable    Additional Comprehensive    Retained       Total
                                  Common        Preferred      Paid-in      Income        Earnings    Stockholder's
                                   Stock          Stock        Capital      (Loss)        (Deficit)      Equity
                               ------------- ------------- ------------- ------------- ------------- -------------
Balance at January 1, 1996           $2,500       $50,000       $45,030          $658          ($63)     $98,125
 Comprehensive income:
  Net income                             --            --            --            --         3,199        3,199
  Change in net unrealized
   investment gains (losses)             --            --            --        (1,175)           --       (1,175)
                                                                                                     -----------
 Comprehensive income                                                                                      2,024
 Preferred stock dividends               --            --            --            --          (719)        (719)
                               ------------  ------------  ------------  ------------  ------------  -----------
Balance at August 13, 1996           $2,500       $50,000       $45,030         ($517)       $2,417      $99,430
                               ============  ============  ============  ============  ============  ===========

                                                            POST-ACQUISITION
                          ------------------------------------------------------------------------------------
                                                                         Accumulated
                                                                            Other
                                                Redeemable    Additional Comprehensive    Retained       Total
                                  Common        Preferred      Paid-in      Income        Earnings    Stockholder's
                                   Stock          Stock        Capital      (Loss)        (Deficit)      Equity
                               ------------- ------------- ------------- ------------- ------------- -------------
Balance at August 14, 1996           $2,500       $50,000       $87,372            --            --     $139,872
 Comprehensive income:
  Net income                             --            --            --            --          $350          350
  Change in net unrealized
   investment gains (losses)             --            --            --          $262            --          262
                                                                                                     -----------
 Comprehensive income                                                                                        612
 Contribution of preferred
  stock to additional
  paid-in capital                        --       (50,000)       50,000            --            --           --
                               ------------  ------------  ------------  ------------  ------------  -----------
Balance at December 31, 1996         $2,500            --      $137,372          $262          $350     $140,484
 Comprehensive income:
  Net income                             --            --            --            --           729          729
  Change in net unrealized
   investment gains (losses)             --            --            --         1,543            --        1,543
                                                                                                     -----------
 Comprehensive income                                                                                      2,272
 Contribution of capital                 --            --         1,121            --            --        1,121
                               ------------  ------------  ------------  ------------  ------------  -----------
Balance at October 24, 1997          $2,500            --      $138,493        $1,805        $1,079     $143,877
                               ============  ============  ============  ============  ============  ===========

                            See accompanying notes.
                                      xx

                           GOLDEN AMERICAN LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                                    (Dollars in thousands)

                                                                POST-MERGER
                           ------------------------------------------------------------------------------------
                                                                         Accumulated
                                                                            Other
                                                Redeemable    Additional Comprehensive    Retained       Total
                                  Common        Preferred      Paid-in      Income        Earnings    Stockholder's
                                   Stock          Stock        Capital      (Loss)        (Deficit)      Equity
                               ------------- ------------- ------------- ------------- ------------- -------------
Balance at October 25, 1997          $2,500            --      $224,997            --            --     $227,497
 Comprehensive loss:
  Net loss                               --            --            --            --         ($425)        (425)
  Change in net unrealized
   investment gains (losses)             --            --            --          $241            --          241
                                                                                                     -----------
 Comprehensive loss                                                                                         (184)
                               ------------  ------------  ------------  ------------  ------------  -----------
Balance at December 31, 1997         $2,500            --      $224,997          $241         ($425)    $227,313
 Comprehensive income:
  Net income                             --            --            --            --         5,074        5,074
  Change in net unrealized
   investment gains (losses)             --            --            --        (1,136)           --       (1,136)
                                                                                                     -----------
 Comprehensive income                                                                                      3,938
 Contribution of capital                 --            --       122,500            --            --      122,500
 Other                                   --            --           143            --            --          143
                               ------------  ------------  ------------  ------------  ------------  -----------
Balance at December 31, 1998         $2,500            --      $347,640         ($895)       $4,649     $353,894
                               ============  ============  ============  ============  ============  ===========


                            See accompanying notes.
                                      80

                                        GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                (Dollars in thousands)

                                                     POST-MERGER                       POST-ACQUISITION           PRE-ACQUISITION
                                         ----------------------------------- ----------------------------------- -----------------
                                                            For the period  | For the period    For the period  | For the period
                                           For the year    October 25, 1997 |January 1, 1997    August 14, 1996 |January 1, 1996
                                               ended           through      |     through           through     |     through
                                         December 31, 1998 December 31, 1997|October 24, 1997  December 31, 1996| August 13, 1996
                                         ----------------- -----------------|----------------- -----------------|-----------------
OPERATING ACTIVITIES                                                        |                                   |
Net income (loss)                                  $5,074             ($425)|            $729              $350 |         $3,199
Adjustments to reconcile net income                                         |                                   |
 (loss) to net cash provided by (used                                       |                                   |
 in) operations:                                                            |                                   |
 Adjustments related to annuity and                                         |                                   |
  interest sensitive life products:                                         |                                   |
  Interest credited and other charges on                                    |                                   |
   interest sensitive products                     94,690             7,361 |          19,177             5,106 |          4,472
  Change in unearned revenues                       2,651             1,189 |           3,292             2,063 |          2,084
 Decrease (increase) in accrued                                             |                                   |
  investment income                                (3,222)            1,205 |          (3,489)             (877)|         (2,494)
 Policy acquisition costs deferred               (197,796)          (13,678)|         (29,003)          (11,712)|        (19,300)
 Amortization of deferred policy                                            |                                   |
  acquisition costs                                 5,148               892 |           1,674               244 |          2,436
 Amortization of value of purchased                                         |                                   |
  insurance in force                                4,724               948 |           5,225             2,745 |            951
 Change in other assets, other                                              |                                   |
  liabilities and accrued income taxes              9,891             4,205 |          (8,944)              (96)|          4,672
 Provision for depreciation and                                             |                                   |
  amortization                                      8,147             1,299 |           3,203             1,242 |            703
 Provision for deferred income taxes                5,279               146 |             316               220 |         (1,463)
 Realized (gains) losses on investments             1,491               (15)|            (151)              (42)|            420
                                            -------------     ------------- |   -------------     ------------- |    -----------
Net cash provided by (used in)                                              |                                   |
 operating activities                             (63,923)            3,127 |          (7,971)             (757)|         (4,320)
                                                                            |                                   |
INVESTING ACTIVITIES                                                        |                                   |
Sale, maturity or repayment of                                              |                                   |
 investments:                                                               |                                   |
 Fixed maturities - available for sale            145,253             9,871 |          39,622            47,453 |         55,091
 Mortgage loans on real estate                      3,791             1,644 |           5,828                40 |             --
 Short-term investments - net                          --                -- |          11,415             2,629 |            354
                                            -------------     ------------- |   -------------     ------------- |   ------------
                                                  149,044            11,515 |          56,865            50,122 |         55,445
Acquisition of investments:                                                 |                                   |
 Fixed maturities - available for sale           (476,523)          (29,596)|        (155,173)         (147,170)|       (184,589)
 Equity securities                                (10,000)               (1)|          (4,865)               (5)|             --
 Mortgage loans on real estate                    (16,390)          (14,209)|         (44,481)          (31,499)|             --
 Policy loans - net                                (2,940)             (328)|          (3,870)             (637)|         (1,977)
 Short-term investments - net                     (26,692)          (13,244)|              --                -- |             --
                                            -------------     ------------- |   -------------     ------------- |   ------------
                                                 (532,545)          (57,378)|        (208,389)         (179,311)|       (186,566)
Purchase of property and equipment                 (6,485)             (252)|            (875)             (137)|             --
                                            -------------     ------------- |  --------------     ------------- |   ------------
Net cash used in investing activities            (389,986)          (46,115)|        (152,399)         (129,326)|       (131,121)

                            See accompanying notes.
                                      81

                                 GOLDEN AMERICAN LIFE INSURANCE COMPANY
                           CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
                                          (Dollars in thousands)

                                                     POST-MERGER                       POST-ACQUISITION           PRE-ACQUISITION
                                         ----------------------------------- ----------------------------------- -----------------
                                                            For the period  | For the period    For the period  | For the period
                                           For the year    October 25, 1997 |January 1, 1997    August 14, 1996 |January 1, 1996
                                               ended           through      |     through           through     |     through
                                         December 31, 1998 December 31, 1997|October 24, 1997  December 31, 1996| August 13, 1996
                                         ----------------- -----------------|----------------- -----------------|-----------------
FINANCING ACTIVITIES                                                        |                                   |
Proceeds from issuance of surplus note          $  60,000                -- |              --         $  25,000 |             --
Proceeds from reciprocal loan                                               |                                   |
 agreement borrowings                             500,722                -- |              --                -- |             --
Repayment of reciprocal loan                                                |                                   |
 agreement borrowings                            (500,722)               -- |              --                -- |             --
Proceeds from revolving note payable              108,495                -- |              --                -- |             --
Repayment from revolving note payable            (108,495)               -- |              --                -- |             --
Proceeds from line of credit borrowings                --         $  10,119 |       $  97,124                -- |             --
Repayment of line of credit borrowings                 --            (2,207)|         (80,977)               -- |             --
Receipts from annuity and interest                                          |                                   |
 sensitive life policies credited                                           |                                   |
 to account balances                              593,428            62,306 |         261,549           116,819 |      $ 149,750
Return of account balances                                                  |                                   |
 on annuity and interest sensitive                                          |                                   |
 life policies                                    (72,649)           (6,350)|         (13,931)           (3,315)|         (2,695)
Net reallocations to Separate                                               |                                   |
 Accounts                                        (239,671)          (17,017)|         (93,069)          (10,237)|         (8,286)
Contributions of capital by parent                 98,441                -- |           1,011                -- |             --
Dividends paid on preferred stock                      --                -- |              --                -- |           (719)
                                            -------------     ------------- |  --------------     ------------- |   ------------
Net cash provided by financing                                              |                                   |
 activities                                       439,549            46,851 |         171,707           128,267 |        138,050
                                            -------------     ------------- |  --------------     ------------- |   ------------
Increase (decrease) in cash and                                             |                                   |
 cash equivalents                                 (14,360)            3,863 |          11,337            (1,816)|          2,609
                                                                            |                                   |
Cash and cash equivalents at                                                |                                   |
 beginning of period                               21,039            17,176 |           5,839             7,655 |          5,046
                                            -------------     ------------- |  --------------     ------------- |   ------------
Cash and cash equivalents at end                                            |                                   |
 of period                                      $   6,679         $  21,039 |       $  17,176          $  5,839 |       $  7,655
                                            =============     ============= |  ==============     ============= |  =============
                                                                            |                                   |
SUPPLEMENTAL DISCLOSURE OF CASH FLOW                                        |                                   |
 INFORMATION                                                                |                                   |
Cash paid during the period for:                                            |                                   |
 Interest                                           4,305               295 |           1,912                -- |             --
 Income taxes                                          99                -- |             283                -- |             --
Non-cash financing activities:                                              |                                   |
 Non-cash adjustment to additional                                          |                                   |
  paid-in capital for adjusted merger                                       |                                   |
  costs                                               143                -- |              --                -- |             --
 Contribution of property and equipment                                     |                                   |
  from EIC Variable, Inc. net of $353 of                                    |                                   |
  accumulated depreciation                             --                -- |             110                -- |             --
 Contribution of capital from parent to                                     |                                   |
  repay line of credit borrowings                  24,059                -- |              --                -- |             --

                            See accompanying notes.
                                      82

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------------

CONSOLIDATION
The consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden," and with Golden American, collectively, the "Companies"). All significant intercompany accounts and transactions have been eliminated.

ORGANIZATION
Golden American, a wholly owned subsidiary of Equitable of Iowa Companies, Inc., offers variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. On January 2, 1997 and December 23, 1997, First Golden became licensed to sell insurance products in New York and Delaware, respectively. The Companies' products are marketed by broker/dealers, financial institutions and insurance agents. The Companies' primary customers are consumers and corporations.

On October 24, 1997, PFHI Holding, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable") according to the terms of an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI and ING Groep N.V. ("ING"). PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"), a Delaware corporation. See Note 6 for additional information regarding the merger.

On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable, Inc. (subsequently known as EIC Variable, Inc.) and its wholly owned subsidiaries, Golden American and Directed Services, Inc. ("DSI") from Whitewood Properties Corporation ("Whitewood"). See Note 7 for additional information regarding the acquisition.

For financial statement purposes, the ING merger was accounted for as a purchase effective October 25, 1997 and the change in control of Golden American through the acquisition of BT Variable, Inc. was accounted for as a purchase effective August 14, 1996. The merger and acquisition resulted in new bases of accounting reflecting estimated fair values of assets and liabilities at their respective dates. As a result, the Companies' financial statements for the periods after October 24, 1997 are presented on the Post-Merger new basis of accounting, for the period August 14, 1996 through October 24, 1997 are presented on the Post-Acquisition basis of accounting, and for August 13, 1996 and prior periods are presented on the Pre-Acquisition basis of accounting.

INVESTMENTS
FIXED MATURITIES: The Companies account for their investments under the Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires fixed maturities to be designated as either "available for sale," "held for investment" or "trading." Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity, after adjustment for related changes in value of purchased insurance in force ("VPIF"), deferred policy acquisition costs ("DPAC") and deferred income taxes. At December 31, 1998 and 1997, all of the Companies' fixed maturities are designated as available for sale, although the Companies are not precluded from designating fixed maturities as held for investment or trading at some future date.

Securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the new cost basis by a charge to realized losses in the Companies' Statements of Operations. Premiums and discounts are amortized/accrued utilizing a method which results in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and other asset-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

EQUITY SECURITIES: Equity securities are reported at estimated fair value if readily marketable. The change in unrealized appreciation and depreciation of marketable equity securities (net of related deferred income taxes, if any) is included directly in stockholder's equity. Equity securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which then becomes the new cost basis by a charge to realized losses in the Companies' Statements of Operations.

MORTGAGE LOANS: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable the Companies will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected future cash flows from the loan discounted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance which is adjusted at each reporting date for significant changes in the calculated value of the loan. Changes in this valuation allowance are charged or credited to income.

OTHER INVESTMENTS: Policy loans are reported at unpaid principal. Short-term investments are reported at cost, adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES: Realized gains and losses are determined on the basis of specific identification and average cost methods for manager initiated and issuer initiated disposals, respectively.

FAIR VALUES: Estimated fair values, as reported herein, of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded fixed maturities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Estimated fair values of equity securities which consist of the Companies' investment in its registered separate accounts are based upon the quoted fair value of the securities comprising the individual portfolios underlying the separate accounts.

CASH AND CASH EQUIVALENTS
For purposes of the accompanying Statements of Cash Flows, the Companies consider all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

DEFERRED POLICY ACQUISITION COSTS
Certain costs of acquiring new insurance business, principally first year commissions and interest bonuses, extra credit bonuses and other expenses related to the production of new business, have been deferred. Acquisition costs for variable annuity and variable life products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is adjusted retrospectively when the Companies revise their estimate of current or future gross profits to be realized from a group of products. DPAC is adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturities the Companies have designated as "available for sale" under SFAS No. 115.

VALUE OF PURCHASED INSURANCE IN FORCE
As a result of the merger and the acquisition, a portion of the purchase price related to each transaction was allocated to the right to receive future cash flows from existing insurance contracts. This allocated cost represents VPIF which reflects the value of those purchased policies calculated by discounting actuarially determined expected future cash flows at the discount rate determined by the purchaser. Amortization of VPIF is charged to expense in proportion to expected gross profits of the underlying business. This amortization is adjusted retrospectively when the Companies revise the estimate of current or future gross profits to be realized from the insurance contracts acquired. VPIF is adjusted to reflect the pro forma impact of unrealized gains and losses on available for sale fixed maturities. See Notes 6 and 7 for additional information on VPIF resulting from the merger and acquisition.

PROPERTY AND EQUIPMENT
Property and equipment primarily represent leasehold improvements, office furniture, certain other equipment and capitalized computer software and are not considered to be significant to the Companies' overall operations. Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily on the basis of the straight-line method over the estimated useful lives of the assets.

GOODWILL
Goodwill was established as a result of the merger and is being amortized over 40 years on a straight-line basis. Goodwill established as a result of the acquisition was being amortized over 25 years on a straight-line basis. See Notes 6 and 7 for additional information on the merger and acquisition.

FUTURE POLICY BENEFITS
Future policy benefits for divisions with fixed interest guarantees of the variable products are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 3.00% to 10.00% during 1998, 3.30% to 8.25% during 1997 and 4.00% to 7.25% during 1996. The unearned revenue reserve represents unearned distribution fees. These distribution fees have been deferred and are amortized over the life of the contracts in proportion to expected gross profits.

SEPARATE ACCOUNTS
Assets and liabilities of the separate accounts reported in the accompanying Balance Sheets represent funds separately administered principally for variable annuity and variable life contracts. Contractholders, rather than the Companies, bear the investment risk for the variable products. At the direction of the contractholders, the separate accounts invest the premiums from the sale of variable products in shares of specified mutual funds. The assets and liabilities of the separate accounts are clearly identified and segregated from other assets and liabilities of the Companies. The portion of the separate account assets equal to the reserves and other liabilities of variable annuity and variable life contracts cannot be charged with liabilities arising out of any other business the Companies may conduct.

Variable separate account assets are carried at fair value of the underlying investments and generally represent contractholder investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable annuity and variable life contracts invested in the separate accounts; the fair value of these liabilities is equal to their carrying amount. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statements of Operations.

Product charges recorded by the Companies from variable products consist of charges applicable to each contract for mortality and expense risk, cost of insurance, contract administration and surrender charges. In addition, some variable annuity and all variable life contracts provide for a distribution fee collected for a limited number of years after each premium deposit. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecognized revenue related to the distribution fees is reported as an unearned revenue reserve.

DEFERRED INCOME TAXES
Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on equity securities and fixed maturities the Companies have designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Companies' Statements of Operations are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

DIVIDEND RESTRICTIONS
Golden American's ability to pay dividends to its Parent is restricted. Prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limit. During 1999, Golden American cannot pay dividends to its Parent without prior approval of statutory authorities.

Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder unless a notice of its intent to declare a dividend and the amount of the dividend has been filed at least thirty days in advance of the proposed declaration. If the Superintendent finds the financial condition of First Golden does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to First Golden within thirty days after the filing.

SEGMENT REPORTING
As of December 31, 1998, the Companies adopted the SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 superseded SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual financial statements and requires enterprises to report selected information about operating segments in interim financial reports. SFAS No. 131 also establishes standards for related disclosures about products and services, geographic areas and major customers.

The Companies manage their business as one segment, the sale of variable products designed to meet customer needs for tax-advantaged methods of saving for retirement and protection from unexpected death. Variable products are sold to consumers and corporations throughout the United States. The adoption of SFAS No. 131 did not affect the results of operations or financial position of the Companies.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and value of purchased insurance in force, (4) fair values of assets and liabilities recorded as a result of merger and acquisition transactions, (5) asset valuation allowances, (6) guaranty fund assessment accruals, (7) deferred tax benefits (liabilities) and (8) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions regarding all of the proceeding are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

RECLASSIFICATIONS
Certain amounts in the financial statements for the periods ended within the years ended December 31, 1997 and 1996 have been reclassified to conform to the December 31, 1998 financial statement presentation.

2. BASIS OF FINANCIAL REPORTING
------------------------------------------------------------------------------

The financial statements of the Companies differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of the merger/acquisition and is amortized and charged to expense; (3) future policy benefit reserves for divisions with fixed interest guarantees of the variable products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates; (4) reserves are reported before reduction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to value of purchased insurance in force, deferred policy acquisition costs and deferred income taxes (if applicable), credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturities is reduced to fair value by a charge to realized losses in the Statements of Operations when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (9) a liability is established for anticipated guaranty fund assessments, net of related anticipated premium tax credits, rather than capitalized when assessed and amortized in accordance with procedures permitted by insurance regulatory authorities; (10) revenues for variable products consist of policy charges applicable to each contract for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (11) the financial statements of Golden American's wholly owned subsidiary are consolidated rather than recorded at the equity in net assets; (12) surplus notes are reported as liabilities rather than as surplus; and (13) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

The net loss for Golden American as determined in accordance with statutory accounting practices was $68,002,000 in 1998, $428,000 in 1997 and $9,188,000
in 1996. Total statutory capital and surplus was $183,045,000 at December 31, 1998 and $76,914,000 at December 31, 1997.


3. INVESTMENT OPERATIONS
------------------------------------------------------------------------------

INVESTMENT RESULTS
Major categories of net investment income are summarized below:


                                      POST-MERGER           | POST-ACQUISITION
                         -----------------------------------| ----------------
                                            For the period  |   For the period
                           For the year    October 25, 1997|  January 1, 1997
                                 ended           through    |      through
                         December 31, 1998 December 31, 1997| October 24, 1997
                         ----------------- -----------------| ----------------
                                           (Dollars in thousands)
Fixed maturities               $35,224            $4,443    |       $18,488
Equity securities                   --                 3    |            --
Mortgage loans on real                                      |
 estate                          6,616               879    |         3,070
Policy loans                       619                59    |           482
Short-term investments           1,311               129    |           443
Other, net                         246              (154)   |            24
Funds held in escrow                --                --    |            --
                               -------            ------    |       -------
Gross investment income         44,016             5,359    |        22,507
Less investment expenses        (1,531)             (232)   |          (851)
                               -------            ------    |       -------
Net investment income          $42,485            $5,127    |       $21,656
                               =======            ======    |       =======



                         POST-ACQUISITION    PRE-ACQUISITION
                         ----------------  | ---------------
                          For the period   |  For the period
                          August 14, 1996  | January 1, 1996
                             through       |     through
                         December 31, 1996 | August 13, 1996
                        ------------------ | ---------------
                                (Dollars in thousands)
Fixed maturities               $5,083      |      $4,507
Equity securities                 103      |          --
Mortgage loans on real                     |
 estate                           203      |          --
Policy loans                       78      |          73
Short-term investments            441      |         341
Other, net                          2      |          22
Funds held in escrow               --      |         145
                               ------      |      ------
Gross investment income         5,910      |       5,088
Less investment expenses         (115)     |         (98)
                               ------      |      ------
Net investment income          $5,795      |      $4,990
                               ======      |      ======


Realized gains (losses) on investments are as follows:

                                    POST-MERGER            | POST-ACQUISITION
                        -----------------------------------| ----------------
                                            For the period |  For the period
                          For the year     October 25, 1997| January 1, 1997
                              ended           through      |      through
                        December 31, 1998 December 31, 1997| October 24, 1997
                        ----------------- -----------------|-----------------
                                          (Dollars in thousands)
Fixed maturities,                                          |
 available for sale          ($1,428)              $25     |        $151
Mortgage loans                   (63)              (10)    |          --
                             -------               ---     |        ----
Realized gains (losses)                                    |
 on investments              ($1,491)              $15     |        $151
                             =======               ===              ====


                         POST-ACQUISITION    PRE-ACQUISITION
                         ----------------  | ---------------
                          For the period   |  For the period
                          August 14, 1996  |  January 1, 1996
                              through      |     through
                         December 31, 1996 |  August 13, 1996
                         ----------------- | ----------------
                                 (Dollars in thousands)
Fixed maturities,                          |
 available for sale              $42       |      ($420)
Mortgage loans                    --       |         --
                                 ---       |      -----
Realized gains (losses)                    |
 on investments                  $42       |      ($420)
                                 ===              =====


The change in unrealized appreciation (depreciation) on securities at fair value is as follows:

                                       POST-MERGER          | POST-ACQUISITION
                         -----------------------------------| -----------------
                                             For the period |  For the period
                           For the year     October 25, 1997| January 1, 1997
                                ended           through     |     through
                         December 31, 1998 December 31, 1997| October 24, 1997
                         ----------------- -----------------| ----------------
                                           (Dollars in thousands)
Fixed maturities:                                           |
 Available for sale            $1,100           ($3,494)    |       $4,197
 Held for investment               --                --     |           --
Equity securities              (2,390)              (68)    |         (462)
                              -------           -------     |       ------
Unrealized appreciation                                     |
 (depreciation) of                                          |
 securities                   ($1,290)          ($3,562)    |       $3,735
                              =======           =======             ======


                         POST-ACQUISITION  | PRE-ACQUISITION
                         ----------------- | ----------------
                            For the period |   For the period
                           August 14, 1996 |  January 1, 1996
                                   through |          through
                         December 31, 1996 |  August 13, 1996
                         ----------------- | ----------------
                                  (Dollars in thousands)
Fixed maturities:                         |
 Available for sale            $2,497     |     ($3,045)
 Held for investment               --     |         (90)
Equity securities                  (4)    |          (2)
                               ------     |     -------
Unrealized appreciation                   |
 (depreciation) of                        |
 securities                    $2,493     |     ($3,137)
                               ======           =======



At December 31, 1998 and December 31, 1997, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturities, all of which are designated as available for sale, are as follows:

                                                   POST-MERGER
                               ----------------------------------------------
                                                 Gross       Gross  Estimated
                                 Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains      Losses      Value
                                 ---------  ----------  ----------  ---------
                                             (Dollars in thousands)
December 31, 1998
----------------------------
U.S. government and
 governmental agencies
 and authorities                 $ 13,568      $  182     ($    8)  $ 13,742
Foreign governments                 2,028           8          --      2,036
Public utilities                   67,710         546        (447)    67,809
Corporate securities              365,569       4,578      (2,658)   367,489
Other asset-backed securities      99,877         281      (1,046)    99,112
Mortgage-backed securities        191,020       1,147        (370)   191,797
                                 --------      ------     -------   --------
Total                            $739,772      $6,742     ($4,529)  $741,985
                                 ========      ======     =======   ========

December 31, 1997
----------------------------
U.S. government and
 governmental agencies
 and authorities                   $5,705          $5         ($1)     $5,709
Foreign governments                 2,062          --          (9)      2,053
Public utilities                   26,983          55          (4)     27,034
Corporate securities              259,798       1,105        (242)    260,661
Other asset-backed securities       3,155          32          --       3,187
Mortgage-backed securities        115,585         202         (30)    115,757
                               -----------------------------------------------
Total                            $413,288      $1,399       ($286)   $414,401
                               ===============================================

At December 31, 1998, net unrealized investment gains on fixed maturities designated as available for sale totaled $2,213,000. Appreciation of $1,005,000 was included in stockholder's equity at December 31, 1998 (net of an adjustment of $203,000 to VPIF, an adjustment of $455,000 to DPAC and deferred income taxes of $550,000). Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair value for these securities.

Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1998 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                           POST-MERGER
                                                    -------------------------
                                                                    Estimated
                                                    Amortized            Fair
December 31, 1998                                        Cost           Value
-----------------                                   ---------       ---------
                                                    (Dollars in thousands)
Due within one year                                 $ 50,208        $ 50,361
Due after one year through five years                310,291         311,943
Due after five years through ten years                78,264          78,541
Due after ten years                                   10,112          10,231
                                                    --------        --------
                                                     448,875         451,076
Other asset-backed securities                         99,877          99,112
Mortgage-backed securities                           191,020         191,797
                                                    --------        --------
Total                                               $739,772        $741,985
                                                    ========        ========


An analysis of sales, maturities and principal repayments of the Companies' fixed maturities portfolio is as follows:

                                           Gross         Gross       Proceeds
                           Amortized      Realized      Realized       from
                              Cost         Gains         Losses        Sale
                           ---------      --------      --------      --------
                                           (Dollars in thousands)
POST-MERGER:
For the year ended
 December 31, 1998:
Scheduled principal
 repayments, calls and
 tenders                   $102,504          $ 60       ($    3)     $102,561
Sales                        43,204           518        (1,030)       42,692
                           --------          ----       -------      --------
Total                      $145,708          $578       ($1,033)     $145,253
                           ========          ====       =======      ========
For the period October 25,
 1997 through
 December 31, 1997:
Scheduled principal
 repayments, calls and
 tenders                   $  6,708          $  2            --      $  6,710
Sales                         3,138            23            --         3,161
                           --------          ----       -------      --------
Total                      $  9,846          $ 25            --      $  9,871
                           ========          ====       =======      ========
POST-ACQUISITION:
For the period January 1,
 1997 through October 24,
 1997:
Scheduled principal
 repayments, calls and
 tenders                   $ 25,419            --            --      $ 25,419
Sales                        14,052          $153       ($    2)       14,203
                           --------          ----       -------      --------
Total                      $ 39,471          $153       ($    2)     $ 39,622
                           ========          ====       =======      ========
For the period August 14,
 1996 through
 December 31, 1996:
Scheduled principal
 repayments, calls and
 tenders                   $  1,612            --            --      $  1,612
Sales                        45,799          $115       ($   73)       45,841
                           --------          ----       -------      --------
Total                      $ 47,411          $115       ($   73)     $ 47,453
                           ========          ====       =======      ========


                                             Gross         Gross      Proceeds
                           Amortized      Realized      Realized          from
                                Cost         Gains        Losses          Sale
------------------------------------------------------------------------------
                                           (Dollars in thousands)
PRE-ACQUISITION:
For the period January 1,
 1996 through August 13,
 1996:
Scheduled principal
 repayments, calls and
 tenders                   $  1,801            --            --      $  1,801
Sales                        53,710          $152       ($  572)       53,290
                           --------          ----       -------      --------
Total                      $ 55,511          $152       ($  572)     $ 55,091
                           ========          ====       =======      ========

INVESTMENT VALUATION ANALYSIS: The Companies analyze the investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary. During the year ended December 31, 1998, Golden American recognized a loss on two fixed maturity investments of $973,000. During 1997 and 1996, no investments were identified as having an other than temporary impairment.

INVESTMENTS ON DEPOSIT: At December 31, 1998 and 1997, affidavits of deposits covering bonds with a par value of $6,470,000 and $6,605,000, respectively, were on deposit with regulatory authorities pursuant to certain statutory requirements.

INVESTMENT DIVERSIFICATIONS: The Companies' investment policies related to the investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. The following percentages relate to holdings at December 31, 1998 and December 31, 1997. Fixed maturities included investments in basic industrials (26% in 1998, 30% in 1997), conventional mortgage-backed securities (25% in 1998, 13% in 1997), financial companies (19% in 1998, 24% in 1997), other asset-backed securities (11% in 1998) and various government bonds and government or agency mortgage-backed securities (5% in 1998, 17% in 1997). Mortgage loans on real estate have been analyzed by geographical location with concentrations by state identified as California (12% in 1998 and 1997), Utah (11% in 1998, 13% in 1997) and
Georgia (10% in 1998, 11% in 1997). There are no other concentrations of mortgage loans in any state exceeding ten percent at December 31, 1998 and 1997. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (36% in 1998, 43% in 1997), industrial buildings (32% in 1998, 33% in 1997) and retail facilities (20% in 1998, 15% in 1997). Equity securities are not significant to the Companies' overall investment portfolio.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1998.

4. COMPREHENSIVE INCOME
------------------------------------------------------------------------------

As of January 1, 1998, the Companies adopted the SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Companies' net income or stockholder's equity. SFAS No. 130 requires unrealized gains or losses on the Companies' available for sale securities (net of VPIF, DPAC and deferred income taxes) to be included in other comprehensive income. Prior to the adoption of SFAS No. 130, unrealized gains (losses) were reported separately in stockholder's equity. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

Total comprehensive income (loss) for the Companies includes $1,015,000 for the year ended December 31, 1998 for First Golden ($159,000, $536,000 and $(57,000), respectively, for the periods October 25, 1997 through December 31, 1997, October 1, 1997 through October 24, 1997 and December 17, 1996 through December 31, 1996). Other comprehensive income excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts total $(2,133,000) in 1998. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments to VPIF and DPAC totaling $705,000 in 1998.

5. FAIR VALUES OF FINANCIAL INSTRUMENTS
------------------------------------------------------------------------------

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments," requires additional disclosures about derivative financial instruments. Most of the Companies' investments, investment contracts and debt fall within the standards' definition of a financial instrument. Fair values for the Companies' insurance contracts other than investment contracts are not required to be disclosed. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accounting, actuarial and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Companies' business or financial condition based on the information presented herein.

The Companies closely monitor the composition and yield of invested assets, the duration and interest credited on insurance liabilities and resulting interest spreads and timing of cash flows. These amounts are taken into consideration in the Companies' overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. These assumptions may not result in values consistent with those obtained through an actuarial appraisal of the Companies' business or values that might arise in a negotiated transaction.


The following compares carrying values as shown for financial reporting purposes with estimated fair values:


                                                 POST-MERGER
                                  -----------------------------------------
December 31                               1998                  1997
-----------                       --------------------  -------------------
                                             Estimated            Estimated
                                  Carrying     Fair      Carrying    Fair
                                   Value       Value       Value     Value
                                  --------   ---------   -------- -----------
                                              (Dollars in thousands)
ASSETS
 Fixed maturities, available
  for sale                       $741,985    $741,985    $414,401    $414,401
 Equity securities                 11,514      11,514       3,904       3,904
 Mortgage loans on real estate     97,322      99,762      85,093      86,348
 Policy loans                      11,772      11,772       8,832       8,832
 Short-term investments            41,152      41,152      14,460      14,460
 Cash and cash equivalents          6,679       6,679      21,039      21,039
 Separate account assets        3,396,114   3,396,114   1,646,169   1,646,169

LIABILITIES
 Annuity products                 869,009     827,597     493,181     469,714
 Surplus notes                     85,000      90,654      25,000      28,837
 Line of credit with affiliate         --          --      24,059      24,059
 Separate account liabilities   3,396,114   3,396,114   1,646,169   1,646,169


The following methods and assumptions were used by the Companies in estimating fair values.

FIXED MATURITIES: Estimated fair values of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded securities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities.

EQUITY SECURITIES: Estimated fair values of equity securities, which consist of the Companies' investment in the portfolios underlying its separate accounts, are based upon the quoted fair value of individual securities comprising the individual portfolios. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable returns and quality.

MORTGAGE LOANS ON REAL ESTATE: Fair values are estimated by discounting expected cash flows, using interest rates currently offered for similar loans.

POLICY LOANS: Carrying values approximate the estimated fair value for policy loans.


SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values reported in the Companies' historical cost basis balance sheet approximate estimated fair value for these instruments due to their short-term nature.

SEPARATE ACCOUNT ASSETS: Separate account assets are reported at the quoted fair values of the individual securities in the separate accounts.

ANNUITY PRODUCTS: Estimated fair values of the Companies' liabilities for future policy benefits for the divisions of the variable annuity products with fixed interest guarantees and for supplemental contracts without life contingencies are stated at cash surrender value, the cost the Companies would incur to extinguish the liability.

SURPLUS NOTES: Estimated fair value of the Companies' surplus notes were based upon discounted future cash flows using a discount rate approximating the Companies' return on invested assets.

LINE OF CREDIT WITH AFFILIATE: Carrying value reported in the Companies' historical cost basis balance sheet approximates estimated fair value for this instrument.

SEPARATE ACCOUNT LIABILITIES: Separate account liabilities are reported at full account value in the Companies' historical cost balance sheet. Estimated fair values of separate account liabilities are equal to their carrying amount.

6. MERGER
------------------------------------------------------------------------------

TRANSACTION: On October 23, 1997, Equitable's shareholders approved the Merger Agreement dated July 7, 1997 among Equitable, PFHI and ING. On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa ("Equitable Life") and Golden American and their wholly owned subsidiaries. In addition, Equitable owned all the outstanding capital stock of Locust Street Securities, Inc. ("LSSI"), Equitable Investment Services, Inc. (subsequently dissolved), DSI, Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock and assumed approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"), a Delaware corporation. All costs of the merger, including expenses to terminate certain benefit plans, were paid by the Parent.

ACCOUNTING TREATMENT: The merger was accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at October 24, 1997. The purchase price was allocated to EIC and its subsidiaries with $227,497,000 allocated to the Companies. Goodwill was established for the excess of the merger cost over the fair value of the net assets and attributed to EIC and its subsidiaries including Golden American and First Golden. The amount of goodwill allocated to the Companies relating to the merger was $151,127,000 at the merger date and is being amortized over 40 years on a straight-line basis. The carrying value of goodwill will be reviewed periodically for any indication of impairment in value. The Companies' DPAC, previous balance of VPIF and unearned revenue reserve, as of the merger date, were eliminated and a new asset of $44,297,000 representing VPIF was established for all policies in force at the merger date.

VALUE OF PURCHASED INSURANCE IN FORCE: As part of the merger, a portion of the acquisition cost was allocated to the right to receive future cash flows from insurance contracts existing with the Companies at the merger date. This allocated cost represents VPIF reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flow at the discount rate determined by ING.

An analysis of the VPIF asset is as follows:

                                                    POST-MERGER
                                     ------------------   -----------------
                                                            For the period
                                                           October 25, 1997
                                     For the year ended         through
                                      December 31, 1998   December 31, 1997
                                     ------------------   -----------------
                                              (Dollars in thousands)
Beginning balance                           $43,174             $44,297
                                            -------             -------
Imputed interest                              2,802               1,004
Amortization                                 (7,753)             (1,952)
Changes in assumptions of timing
 of gross profits                               227                  --
                                            -------             -------
Net amortization                             (4,724)               (948)
Adjustment for unrealized gains
 on available for sale securities               (28)               (175)
Adjustment for other receivables
 and merger costs                            (2,445)                 --
                                            -------             -------
Ending balance                              $35,977             $43,174
                                            =======             =======

Interest is imputed on the unamortized balance of VPIF at a rate of 7.38% for the year ended December 31, 1998 and 7.03% for the period October 25, 1997 through December 31, 1997. The amortization of VPIF, net of imputed interest, is charged to expense. VPIF decreased $2,664,000 in the second quarter of 1998 to adjust the value of other receivables at merger date and increased $219,000 in the first quarter of 1998 as a result of an adjustment to the merger costs. VPIF is adjusted for the unrealized gains (losses) on available for sale securities; such changes are included directly in stockholder's equity. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1998 is $4,300,000 in 1999, $4,000,000 in 2000, $3,900,000 in 2001, $3,700,000 in 2002 and $3,300,000 in
2003. Actual amortization may vary based upon changes in assumptions and experience.


7. ACQUISITION
------------------------------------------------------------------------------

TRANSACTION: On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable from Whitewood, a wholly owned subsidiary of Bankers Trust Company ("Bankers Trust"), according to the terms of the Purchase Agreement dated May 3, 1996 between Equitable and Whitewood. In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit arrangement. After the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc. On April 30, 1997, EIC Variable, Inc. was liquidated and its investments in Golden American and DSI were transferred to Equitable, while the remainder of its net assets were contributed to Golden American. On December 30, 1997, EIC Variable, Inc. was dissolved.

ACCOUNTING TREATMENT: The acquisition was accounted for as a purchase resulting in a new basis of accounting, which reflected estimated fair values for assets and liabilities at August 13, 1996. The purchase price was allocated to the three companies purchased - BT Variable, DSI and Golden American. The allocation of the purchase price to Golden American was approximately $139,872,000. Goodwill was established for the excess of the purchase price over the fair value of the net assets acquired and attributed to Golden American. The amount of goodwill relating to the acquisition was $41,113,000 and was amortized over 25 years on a straight-line basis until the October 24, 1997 merger with ING. Golden American's DPAC, previous balance of VPIF and unearned revenue reserve, as of the acquisition date, were eliminated and an asset of $85,796,000 representing VPIF was established for all policies in force at the acquisition date.

VALUE OF PURCHASED INSURANCE IN FORCE: As part of the acquisition, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with Golden American at the date of acquisition. This allocated cost represents VPIF reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by Equitable.


An analysis of the VPIF asset is as follows:

                                                       |    PRE-
                                    POST-ACQUISITION   | ACQUISITION
                                  -------------------- | -----------
                                   For the     For the |     For the
                                    period      period |      period
                                   January      August |     January
                                   1, 1997    14, 1996 |     1, 1996
                                   through     through |     through
                                   October    December |      August
                                  24, 1997    31, 1996 |    13, 1996
                              ------------------------ | -----------
                                        (Dollars in thousands)
Beginning balance                 $83,051     $85,796  |     $6,057
                                  -------     -------  |     ------
Imputed interest                    5,138       2,465  |        273
Amortization                      (12,656)     (5,210) |     (1,224)
Changes in assumption of                               |
 timing of gross profits            2,293          --  |         --
                                  -------     -------  |     ------
Net amoritization                  (5,225)     (2,745) |       (951)
Adjustment for unrealized                              |
 gains (losses) on available                           |
 for sale securities                 (373)         --  |         11
                                  -------     -------  |     ------
Ending balance                    $77,453     $83,051  |     $5,117
                                  =======     =======        ======

Pre-Acquisition VPIF represents the remaining value assigned to in force contracts when Bankers Trust purchased Golden American from Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit") on September 30, 1992.

Interest was imputed on the unamortized balance of VPIF at rates of 7.70% to 7.80% for the period August 14, 1996 through October 24, 1997. The amortization of VPIF net of imputed interest was charged to expense. VPIF was also adjusted for the unrealized gains (losses) on available for sale securities; such changes were included directly in stockholder's equity.

8. INCOME TAXES
------------------------------------------------------------------------------

Golden American files a consolidated federal income tax return. Under the Internal Revenue Code, a newly acquired insurance company cannot file as part of its parent's consolidated tax return for 5 years.

At December 31, 1998, the Companies have net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $50,917,000. Approximately $5,094,000, $3,354,000 and $42,469,000 of these NOL carryforwards are available to offset future taxable income of the Companies through the years 2011, 2012 and 2013, respectively.


INCOME TAX EXPENSE
Income tax expense (benefit) included in the consolidated financial statements is as follows:

                                                                      PRE-
                    POST-MERGER     |       POST-ACQUISITION    |  ACQUISITION
          --------------------------| --------------------------| -------------
                             For the|       For the      For the|       For the
                              period|        period       period|        period
                         October 25,|    January 1,   August 14,|    January 1,
           For the year         1997|          1997         1996|          1996
                  ended      through|       through      through|       through
           December 31, December 31,|   October 24, December 31,|    August 13,
                   1998         1997|          1997         1996|          1996
          --------------------------| --------------------------| -------------
                                     (Dollars in thousands)
Current             --           -- |          $12           -- |           --
Deferred        $5,279         $146 |       (1,349)        $220 |      ($1,463)
          --------------------------| --------------------------| -------------
                $5,279         $146 |      ($1,337)        $220 |      ($1,463)
          =====================================================================



The effective tax rate on income (loss) before income taxes is different from the prevailing federal income tax rate. A reconciliation of this difference is as follows:

                                             |                     |   PRE-
                                             |                     | ACQUISI-
                              POST-MERGER    |    POST-ACQUISITION |   TION
                       ----------------------| --------------------| ---------
                                      For the|   For the    For the|   For the
                                       period|    period     period|    period
                                      October|   January     August|   January
                           For the   25, 1997|   1, 1997   14, 1996|   1, 1996
                        year ended    through|   through    through|   through
                          December   December|   October   December|    August
                          31, 1998   31, 1997|  24, 1997   31, 1996|  13, 1996
                       ----------------------| --------------------| ---------
                                          (Dollars in thousands)
                                             |                     |
Income (loss)                                |                     |
 before income taxes      $10,353      ($279)|    ($608)      $570 |   $1,736
                       ======================| ====================| =========
Income tax                                   |                     |
 (benefit) at federal                        |                     |
 statutory rate            $3,624       ($98)|    ($213)      $200 |     $607
Tax effect (decrease) of:                    |                     |
 Realization of NOL                          |                     |
  carryforwards                --         -- |       --         -- |   (1,214)
 Goodwill amortization      1,322        220 |       --         -- |       --
 Compensatory stock                          |                     |
  option and restricted                      |                     |
  stock expense                --         -- |   (1,011)        -- |       --
 Meals and                                   |                     |
  entertainment               157         23 |       53         20 |
 Other items                  176          1 |     (166)        -- |       --
Change in valuation                          |                     |
  allowance                    --         -- |       --         -- |     (856)
                       ----------------------| --------------------| ---------
Income tax expense                           |                     |
 (benefit)                 $5,279       $146 |  ($1,337)      $220 |  ($1,463)
                       =======================================================


DEFERRED INCOME TAXES
The tax effect of temporary differences giving rise to the Companies' deferred income tax assets and liabilities at December 31, 1998 and 1997 is as follows:

                                                         POST-MERGER
                                            ----------------  ----------------
December 31                                       1998              1997
------------------------------------------------------------  ----------------
                                                    (Dollars in thousands)
Deferred tax assets:
 Net unrealized depreciation of
  securities at fair value                             $691                --
 Future policy benefits                              66,273           $27,399
 Deferred policy acquisition costs                       --             4,558
 Goodwill                                            16,323            17,620
 Net operating loss carryforwards                    17,821             3,044
 Other                                                1,272             1,548
                                            ----------------  ----------------
                                                    102,380            54,169
Deferred tax liabilities:
 Net unrealized appreciation of
  securities at fair value                               --              (130)
 Fixed maturity securities                           (1,034)           (1,665)
 Deferred policy acquisition costs                  (55,520)               --
 Mortgage loans on real estate                         (845)             (845)
 Value of purchased insurance in force              (12,592)          (15,172)
 Other                                                 (912)             (127)
                                            ----------------  ----------------
                                                    (70,903)          (17,939)
                                            ----------------  ----------------
Deferred income tax asset                           $31,477           $36,230
                                            ================  ================

The Companies are required to establish a "valuation allowance" for any portion of the deferred tax assets management believes will not be realized. In the opinion of management, it is more likely than not the Companies will realize the benefit of the deferred tax assets; therefore, no such valuation allowance has been established.


9. RETIREMENT PLANS
------------------------------------------------------------------------------

DEFINED BENEFIT PLANS

In 1998 and 1997, the Companies were allocated their share of the pension liability associated with their employees. The Companies' employees are covered by the employee retirement plan of an affiliate, Equitable Life. Further, Equitable Life sponsors a defined contribution plan that is qualified under Internal Revenue Code Section 401(k). The following tables summarize the benefit obligations and the funded status for pension benefits over the two-year period ended December 31, 1998:

                                              1998        1997
                                          ------------------------
                                           (Dollars in thousands)
Change in benefit obligation:
 Benefit obligation at January 1                 $956        $192
 Service cost                                   1,138         682
 Interest cost                                     97          25
 Actuarial loss                                 2,266          57
 Benefit payments                                  (3)         --
                                          ------------------------
 Benefit obligation at December 31             $4,454        $956
                                          ========================

                                              1998        1997
                                          ------------------------
                                           (Dollars in thousands)
Funded status:
 Funded status at December 31                 ($4,454)      ($956)
 Unrecognized net loss                          2,266          --
                                          ------------------------
 Net amount recognized                        ($2,188)      ($956)
                                          ========================

During 1998 and 1997, the Companies' plan assets were held by Equitable Life, an affiliate.

The weighted-average assumptions used in the measurement of the Companies' benefit obligation are as follows:


December 31                                   1998        1997
------------------------------------------------------------------
Discount rate                                  6.75%       7.25%
Expected return on plan assets                 9.50        9.00
Rate of compensation increase                  4.00        5.00


The following table provides the net periodic benefit cost for the fiscal years 1998 and 1997:

                                        POST-MERGER          |POST-ACQUISITION
                          -----------------------------------|----------------
                                               For the period|  For the period
                               For the year  October 25, 1997| January 1, 1997
                                      ended           through|         through
                          December 31, 1998 December 31, 1997|October 24, 1997
                          ----------------- -----------------|----------------
                                            (Dollars in thousands)
                                                             |
Service cost                        $1,138              $114 |           $568
Interest cost                           97                10 |             15
Amortization of net loss                --                -- |              1
                          ----------------- -----------------|----------------
Net periodic benefit cost           $1,235              $124 |           $584
                          ====================================================

There were no gains or losses resulting from curtailments or settlements during 1998 or 1997.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $4,454,000, $3,142,000 and $0, respectively, as of December 31, 1998 and $956,000, $579,000 and $0, respectively, as of December 31, 1997.

10. RELATED PARTY TRANSACTIONS
------------------------------------------------------------------------------

OPERATING AGREEMENTS: DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Companies. DSI is authorized to enter into agreements with broker/dealers to distribute the Companies' variable insurance products and appoint representatives of the broker/dealers as agents. For the year ended December 31, 1998 and for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the Companies paid commissions to DSI totaling $117,470,000, $9,931,000 and $26,419,000, respectively
($9,995,000 for the period August 14, 1996 through December 31, 1996 and $17,070,000 for the period January 1, 1996 through August 13, 1996).

Golden American provides certain managerial and supervisory services to DSI. The fee paid by DSI for these services is calculated as a percentage of average assets in the variable separate accounts. For the year ended December 31, 1998 and for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the fee was $4,771,000, $508,000 and $2,262,000, respectively. For the periods August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996 the fee was $877,000 and $1,390,000, respectively.

Effective January 1, 1998, the Companies have an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management services. Under the agreement, the Companies record a fee based on the value of the assets under management. The fee is payable quarterly. For the year ended December 31, 1998, the Companies incurred fees of $1,504,000 under this agreement.

Prior to 1998, the Companies had a service agreement with Equitable Investment Services, Inc. ("EISI"), an affiliate, in which EISI provided investment management services. Payments for these services totaled $200,000, $768,000 and $72,000 for the periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997 and August 14, 1996 through December 31, 1996, respectively.

Golden American has a guaranty agreement with Equitable Life, an affiliate. In consideration of an annual fee, payable June 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not, and nothing contained therein or done pursuant thereto by Equitable Life shall be deemed to constitute, a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness or liability, of any kind or character whatsoever, of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. As Golden American's risk based capital level was above required amounts, no annual fee was payable in 1998 or in 1997.

Golden American provides certain advisory, computer and other resources and services to Equitable Life. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $5,833,000 for the year ended December 31, 1998 ($1,338,000 and $2,992,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively). No services were provided by Golden American in 1996.

The Companies have a service agreement with Equitable Life in which Equitable Life provides administrative and financial related services. Under this agreement, the Companies incurred expenses of $1,058,000 for the year ended December 31, 1998 ($13,000 and $16,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively).

First Golden provides resources and services to DSI. Revenues for these services, which reduce general expenses incurred by the Companies, totaled $75,000 in 1998.

For the year ended December 31, 1998, the Companies had premiums, net of reinsurance, for variable products from four affiliates, Locust Street Securities, Inc., Vestax Securities Corporation, DSI and Multi-Financial Securities Corporation of $122,900,000, $44,900,000, $13,600,000 and
$13,400,000, respectively. The Companies had premiums, net reinsurance, for variable products from three affiliates, Locust Street Securities, Inc., Vestax Securities Corporation and DSI of $9,300,000, $1,900,000 and $2,100,000 respectively, for the period October 25, 1997 through December 31, 1997 ($16,900,000, $1,200,000 and $400,000 for the period January 1, 1997 through October 24, 1997, respectively).

RECIPROCAL LOAN AGREEMENT: Golden American maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. ("ING AIH"), a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement which became effective January 1, 1998 and expires December 31, 2007, Golden American and ING AIH can borrow up to $65,000,000 from one another. Prior to lending funds to ING AIH, Golden American must obtain the approval of the State of Delaware Department of Insurance. Interest on any Golden American borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, Golden American incurred interest expense of $1,765,000 in 1998. At December 31, 1998, Golden American did not have any borrowings or receivables from ING AIH under this agreement.

LINE OF CREDIT: Golden American maintained a line of credit agreement with Equitable to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement which became effective December 1, 1996 and expired December 31, 1997, Golden American could borrow up to $25,000,000. Interest on any borrowings was charged at the rate of Equitable's monthly average aggregate cost of short-term funds plus 1.00%. Under this agreement, Golden American incurred interest expense of $211,000 for the year ended December 31, 1998 ($213,000 for the period October 25, 1997 through December 31, 1997, $362,000 for the period January 1, 1997 through October 24, 1997 and $85,000 for the period August 14, 1996 through December 31, 1996). The outstanding balance was paid by a capital contribution.

SURPLUS NOTES: On December 30, 1998, Golden American issued a 7.25% surplus note in the amount of $60,000,000 to Equitable Life. The note matures on December 29, 2028. The note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Golden American incurred no interest in 1998.

On December 17, 1996, Golden American issued an 8.25% surplus note in the amount of $25,000,000 to Equitable. The note matures on December 17, 2026. The note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made is subject to the prior approval of the Delaware Insurance Commissioner. Golden American incurred interest totaling $2,063,000 in 1998 ($344,000 and $1,720,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively). On December 17, 1996, Golden American contributed the $25,000,000 to First Golden acquiring 200,000 shares of common stock (100% of outstanding stock) of First Golden.

STOCKHOLDER'S EQUITY: On September 23, 1996, EIC Variable, Inc. contributed $50,000,000 of Preferred Stock to the Companies' additional paid-in capital. During 1998, Golden American received $122,500,000 of capital contributions from its Parent.

11. COMMITMENTS AND CONTINGENCIES
------------------------------------------------------------------------------

CONTINGENT LIABILITY: In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and DSI and certain related assets for consideration with an aggregate value of $13,200,000 and contributed them to BT Variable. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and, prior to August 13, 1996, was contingently supported by a $5,000,000 note payable from Golden American and a $6,000,000 letter of credit from Bankers Trust. Bankers Trust estimated the contingent liability due from Golden American amounted to $439,000 at August 13, 1996. At August 13, 1996, the balance of the escrow account established to fund the contingent liability was $4,293,000.

On August 13, 1996, Bankers Trust made a cash payment to Golden American in an amount equal to the balance of the escrow account less the $439,000 contingent liability discussed above. In exchange, Golden American irrevocably assigned to Bankers Trust all of Golden American's rights to receive any amounts to be disbursed from the escrow account in accordance with the terms of the Exchange Agreement. Bankers Trust also irrevocably agreed to make all payments becoming due under the Golden American note and to indemnify Golden American for any liability arising from the note.

REINSURANCE: At December 31, 1998, the Companies had reinsurance treaties with four unaffiliated reinsurers and one affiliated reinsurer covering a significant portion of the mortality risks under variable contracts. The Companies remain liable to the extent reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance ceded in force for life mortality risks were $111,552,000 and $96,686,000 at December 31, 1998 and 1997, respectively. At December 31, 1998, the Companies have a net receivable of $7,470,000 for reserve credits, reinsurance claims or other receivables from these reinsurers comprised of $439,000 for claims recoverable from reinsurers, $543,000 for a payable for reinsurance premiums and $7,574,000 for a receivable from an unaffiliated reinsurer. Included in the accompanying financial statements are net considerations to reinsurers of $4,797,000, $326,000, $1,871,000, $875,000 and $600,000 and net policy benefits recoveries of $2,170,000, $461,000, $1,021,000, $654,000 and
$1,267,000 for the year ended December 31, 1998 and for the periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996, respectively.

Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which increased income by $1,022,000, $265,000, $335,000, $10,000 and $56,000 for the year ended December 31, 1998 and for the periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996, respectively.

GUARANTY FUND ASSESSMENTS: Assessments are levied against the Companies by life and health guaranty associations in most states in which the Companies are licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Companies cannot predict whether and to what extent legislative initiatives may affect the right to offset. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums as well as its potential for premium tax offset. The Companies have established an undiscounted reserve to cover such assessments and regularly reviews information regarding known failures and revises its estimates of future guaranty fund assessments. Accordingly, the Companies accrued and charged to expense an additional $1,123,000 for the year ended December 31, 1998, $141,000 for the period October 25, 1997 through December 31, 1997, $446,000 for the period January 1, 1997 through October 24, 1997, $291,000 for the period August 14, 1996 through December 31, 1996 and $480,000 for the period January 1, 1996 through August 13, 1996. At December 31, 1998, the Companies have an undiscounted reserve of $2,446,000 to cover estimated future assessments (net of related anticipated premium tax credits) and has established an asset totaling $586,000 for assessments paid which may be recoverable through future premium tax offsets. The Companies believe this reserve is sufficient to cover expected future guaranty fund assessments, based upon previous premiums, and known insolvencies at this time.

LITIGATION: The Companies, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. The Companies currently believe no pending or threatened lawsuits exist that are reasonably likely to have a material adverse impact on the Companies.

VULNERABILITY FROM CONCENTRATIONS: The Companies have various concentrations in its investment portfolio (see Note 3 for further information). The Companies' asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits and separate account liabilities. Substantial changes in tax laws that would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns which may result in higher lapse experience than assumed could cause a severe impact to the Companies' financial condition. Two broker/dealers generated 27% of the Companies' sales (53% by two broker/dealers during 1997).

LEASES: The Companies lease their home office space, certain other equipment and capitalized computer software under operating leases which expire through 2018. During the year ended December 31, 1998 and for the periods October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996, rent expense totaled $1,241,000, $39,000, $331,000, $147,000 and
$247,000, respectively. At December 31, 1998, minimum rental payments due under all non-cancelable operating leases with initial terms of one year or more are: 1999 - $1,528,000; 2000 - $1,429,000; 2001 - $1,240,000; 2002 -
$1,007,000; 2003 - $991,000 and 2004 and thereafter - $5,363,000.

REVOLVING NOTE PAYABLE: To enhance short-term liquidity, the Companies have established a revolving note payable effective July 27, 1998 and expiring July 31, 1999 with SunTrust Bank, Atlanta (the "Bank"). The note was approved by the Boards of Directors of Golden American and First Golden on August 5, 1998 and September 29, 1998, respectively. The total amount the Companies may have outstanding is $85,000,000, of which Golden American and First Golden have individual credit sublimits of $75,000,000 and $10,000,000, respectively. The note accrues interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.25% or (2) a rate quoted by the Bank to the Companies for the advance. The terms of the agreement require the Companies to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. During the year ended December 31, 1998, the Companies incurred interest expense of $352,000. At December 31, 1998, the Companies did not have any borrowings under this agreement.

                           APPENDIX A

[Two-column format]
NET SINGLE PREMIUM FACTOR

The net single premium factor is based on the age, sex and underwriting class of the insured(s). It decreases as an insured's age increases. As a result, the variable insurance amount will decrease in relationship to the policy's investment value as the insured's age increases. Also, net single premium factors may be higher for a woman than for a man of the same age. A table of minimum net single premium factors is included in the policy.

   TABLES OF ILLUSTRATIVE MINIMUM
     NET SINGLE PREMIUM FACTORS

     SINGLE LIFE, MALE, AGE 35,
             NON-SMOKER
  POLICY YEAR      NSP FACTOR
  -----------      ----------
       1             4.28987

       5             3.74881

       10            3.17597

       15            2.70250

       20            2.31286

       25            1.99777

       30            1.74514

       35            1.54717

       40            1.39370

       45            1.28082

       50            1.19623

       55            1.13703

       60            1.08538

       65            1.02207



   SURVIVORSHIP, MALE AND FEMALE,
      AGE 35, NON-SMOKERS
  POLICY YEAR     NSP FACTOR
  -----------     ----------
       1           6.43408

       5           5.50113

      10           4.52680

      15           3.73086

      20           3.08264

      25           2.55812

      30           2.13693

      35           1.80584

      40           1.55097

      45           1.36578

      50           1.23618

      55           1.15170

      60           1.08806

      65           1.02207